EXHIBIT 10.18








                              MASTER LEASE DOCUMENT

                          GENERAL TERMS AND CONDITIONS

                         DATED AS OF DECEMBER 28, 1990,

                          FOR LEASES TO BE EXECUTED BY

                   HEALTH AND REHABILITATION PROPERTIES TRUST
                (Known in Wisconsin as "Health and Rehabilitation
                         Properties REIT"), AS LANDLORD,

                                       AND

                         AMS PROPERTIES, INC., AS TENANT




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                                TABLE OF CONTENTS



ARTICLE 1  DEFINITIONS............................................................................................2

ARTICLE 2  LEASED PROPERTY AND TERM..............................................................................12
                  2.1  Leased Property...........................................................................12
                  2.2  Condition of Leased Property..............................................................13
                  2.3  Fixed Term................................................................................14
                  2.4  Extended Terms............................................................................14

ARTICLE 3  RENT..................................................................................................15
                  3.1  Rent......................................................................................15
                  3.2  Late Payment of Rent......................................................................23
                  3.3  Net Lease.................................................................................23
                  3.4  No Termination, Abatement, Etc............................................................24

ARTICLE 4  USE OF THE APPLICABLE LEASED PROPERTY.................................................................24
                  4.1  Permitted Use.............................................................................24
                  4.2  Compliance with Legal and Insurance Requirements, Etc.....................................26
                  4.3  Compliance with Medicaid and Medicare Requirements........................................26
                  4.4  Environmental Matters.....................................................................26

ARTICLE 5  MAINTENANCE AND REPAIRS...............................................................................27
                  5.1  Maintenance and Repair....................................................................27
                  5.2  Tenant's Personal Property................................................................28
                  5.3  Yield Up..................................................................................29
                  5.4  Encroachments, Restrictions, Etc..........................................................29
                  5.5  Landlord to Grant Easements, Etc..........................................................30

ARTICLE 6  CAPITAL ADDITIONS, ETC................................................................................31
                  6.1  Construction of Capital Additions to the Leased Property..................................31
                  6.2  Capital Additions Financed or Paid For by Tenant..........................................32
                  6.3  Non-Capital Additions.....................................................................34
                  6.4  Salvage...................................................................................34

ARTICLE 7  LIENS.................................................................................................34
                  7.1  Liens.....................................................................................34
                  7.2  Landlord's Lien...........................................................................35

ARTICLE 8  PERMITTED CONTESTS....................................................................................35

ARTICLE 9  INSURANCE AND INDEMNIFICATION.........................................................................36
                  9.1  General Insurance Requirements............................................................36
                  9.2  Replacement Cost..........................................................................37
                  9.3  Waiver of Subrogation.....................................................................38
                  9.4  Form Satisfactory, Etc....................................................................38
                  9.5  Blanket Policy............................................................................39
                  9.6  No Separate Insurance.....................................................................39
                  9.7  Indemnification of Landlord...............................................................39
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ARTICLE 10 CASUALTY..............................................................................................40
                  10.1  Insurance Proceeds.......................................................................40
                  10.2  Damage or Destruction....................................................................41
                  10.3  Damage Near End of Term..................................................................42
                  10.4  Tenant's Property........................................................................43
                  10.5  Restoration of Tenant's Property.........................................................43
                  10.6  Abatement of Rent........................................................................43
                  10.7  Termination of Rights of First Refusal and Option to Purchase............................44
                  10.8  Waiver...................................................................................44

ARTICLE 11 CONDEMNATION..........................................................................................44
                  11.1  Total Condemnation, Etc..................................................................44
                  11.2  Partial Condemnation.....................................................................44
                  11.3  Abatement of Rent........................................................................45
                  11.4  Temporary Condemnation...................................................................45
                  11.5  Allocation of Award......................................................................46
                  11.6  Termination of Rights of First Refusal and Option to Purchase............................46

ARTICLE 12 DEFAULTS AND REMEDIES.................................................................................46
                  12.1  Events of Default........................................................................50
                  12.2  Remedies.................................................................................52
                  12.3  TENANT'S WAIVER..........................................................................52
                  12.4  Application of Funds.....................................................................52
                  12.5  Failure to Conduct Business..............................................................52
                  12.6  Landlord's Right to Cure Tenant's Default................................................53
                  12.7  Trade Names..............................................................................53

ARTICLE 13 HOLDING OVER..........................................................................................53

ARTICLE 14 LANDLORD'S DEFAULT....................................................................................53

ARTICLE 15 PURCHASE OF LEASED PROPERTY...........................................................................54

ARTICLE 16 SUBSTITUTION OF PROPERTY FOR THE LEASED PROPERTY......................................................55
                  16.1  Tenant's Substitution Option.............................................................55
                  16.2  Landlord's Substitution Option...........................................................56
                  16.3  Substitution Procedures..................................................................56
                  16.4  Conditions to Substitution...............................................................57
                  16.5  Conveyance to Tenant.....................................................................59
                  16.6  Expenses.................................................................................59

ARTICLE 17 SUBLETTING AND ASSIGNMENT.............................................................................60
                  17.1  Subletting and Assignment................................................................60
                  17.2  Required Sublease Provisions.............................................................61
                  17.3  Permitted Sublease.......................................................................62
                  17.4  Sublease Limitation......................................................................62

ARTICLE 18 ESTOPPEL CERTIFICATES.................................................................................62

ARTICLE 19 LANDLORD'S RIGHT TO INSPECT...........................................................................63
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ARTICLE 20 APPRAISAL.............................................................................................63
                  20.1  Appraisal Procedure......................................................................63
                  20.2  Landlord's Right to Appraisal............................................................64

ARTICLE 21 RIGHTS OF FIRST REFUSAL; OPTION TO PURCHASE...........................................................64
                  21.1  First Refusal to Purchase................................................................64
                  21.2  First Refusal to Lease...................................................................65
                  21.3  Landlord's Option to Purchase the Tenant's Personal
                          Property; Transfer of Licenses.........................................................66
                  21.4  Tenant's Option to Purchase the Collective Leased Properties.............................67

ARTICLE 22 FACILITY MORTGAGES....................................................................................67
                  22.1  Landlord may Grant Liens.................................................................67
                  22.2  Subordination of Lease...................................................................68
                  22.3  Notice to Mortgagee and Ground Landlord..................................................70

ARTICLE 23 MISCELLANEOUS.........................................................................................70
                  23.1  No Waiver................................................................................70
                  23.2  Remedies Cumulative......................................................................70
                  23.3  Acceptance of Surrender..................................................................70
                  23.4  No Merger of Title.......................................................................71
                  23.5  Conveyance by Landlord...................................................................71
                  23.6  Quiet Enjoyment..........................................................................71
                  23.7  NON-LIABILITY OF TRUSTEES................................................................71
                  23.8  Landlord's Consent of Trustees...........................................................72
                  23.9  Memorandum of Lease......................................................................72
                  23.10  Notices.................................................................................72
                  23.11  Incorporation by Reference..............................................................72
                  23.12  Construction............................................................................73
                  23.13  GOVERNING LAW...........................................................................74

SCHEDULE 1 LIST OF TRANSACTION DOCUMENTS
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                              MASTER LEASE DOCUMENT


         THIS MASTER LEASE DOCUMENT, GENERAL TERMS AND CONDITIONS (hereinafter the "Master Lease Document") is prepared for and will be adopted as part of each lease to be executed by HEALTH AND REHABILITATION PROPERTIES TRUST, a Maryland real estate investment trust (known in Wisconsin as "Health and Rehabilitation Properties REIT"), having its principal office at 400 Centre Street, Newton, Massachusetts 02158, as Landlord, and AMS PROPERTIES, INC., a Delaware corporation having its principal office at 200 East Del Mar, Suite 126, Pasadena, California 91105, as Tenant.


                                    RECITALS

         This Master Lease Document is made and entered into with reference to the following recitals:

A. Landlord, Tenant, American Medical Services, Inc., a Wisconsin corporation ("AMS"), which owns beneficially and of record all of the capital stock of Tenant, AMS Holding Co., a California corporation ("AMSHC"), which owns beneficially and of record all of the capital stock of AMS, and Host Masters, Inc., a California corporation ("HMI"), which owns beneficially and of record all of the capital stock of AMSHC, have entered into an Acquisition Agreement, Agreement to Lease and Mortgage Loan Agreement dated as of even date herewith (as the same may be amended, modified or supplemented from time to time, the "Acquisition Agreement"), pursuant to which, inter alia, Landlord agreed to acquire from AMS and simultaneously to lease to Tenant certain parcels of real property and improvements (the "Collective Leased Properties") each for use and operation as a licensed nursing home or as otherwise described on Exhibit A-1 hereto. The Collective Leased Properties are identified in Exhibit A-2 hereto.


B. Landlord and Tenant have executed and delivered a lease for each of the Collective Leased Properties of each of which leases are substantially in the form of Exhibit B hereto and incorporate by reference this Master Lease Document. Each such lease is hereinafter referred to as a "Lease".

C.       Notwithstanding   anything  herein  to  the  contrary,  the  terms  and
         conditions of this Master Lease Document shall be construed and interpreted as to each Lease as if a separate lease containing all the terms of this Master Lease Document and such Lease had been executed by Landlord and Tenant with respect to the Collective Leased Property described in such Lease.


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                                       -2-


         NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant agree as follows:


                                    ARTICLE 1

                                   DEFINITIONS

         For all purposes of this Master Lease Document, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Article shall have the meanings assigned to them in this Article and include the plural as well as the singular, (ii) all accounting terms not otherwise defined herein shall have the meanings assigned to them in ac cordance with generally accepted accounting principles consistently applied, (iii) all references in this Master Lease Document to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Master Lease Document and (iv) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Master Lease Document as a whole and not to any particular Article, Section or other subdivision.

         Acquisition Agreement: As defined in the recital clauses hereto.

         Additional Charges: As defined in Section 3.1.3.

         Additional Rent: As defined in Section 3.1.2 with respect to the applicable Leased Property.

         Additional Rent Adjustment Date shall mean, for any Fiscal Year, the date on which an amount of Net Patient Revenues shall have been generated by each of the Collective Leased Properties, such that (a) five percent (5%) of the sum of the excess, for all the Collective Leased Properties, of (x) the Net Patient Revenues for each Collective Leased Property for such Fiscal Year through such date over (y) the Net Patient Revenues for such Collective Leased Property during the Base Year shall equal (b) two percent (2%) of the sum of the Adjusted Purchase Prices of all the Collective Leased Properties.

         Adjusted Purchase Price shall mean, for the applicable Leased Property or Collective Leased Property, as the case may be, the Purchase Price of such Leased Property or Collective Leased Property, plus the aggregate amount of all disbursements made by Landlord with respect to such Leased Property or Collective Leased Property pursuant to the terms of the Renovation Funding Agreement, plus any amount disbursed or advanced by Landlord to finance, or to reimburse Tenant for its financing of, any Capital Addition to such Leased Property or Collective Leased Property (but excluding any amounts disbursed by Landlord under the terms of the Renovation Escrow Agreement), less the amount of any Award

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                                       -3-

or the proceeds of any insurance received by Landlord in connection with a partial Condemnation or a partial casualty involving the applicable Leased Property as described in Section 11.2 or 10.2.2, and not applied by Landlord to the restoration of the applicable Leased Property as provided therein.

         Affiliate shall mean as to any Person (a) any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person, (b) any other Person that owns, beneficially, directly or indirectly, five percent (5%) or more on a consolidated basis, of the outstanding capital stock, shares, equity or beneficial interests of such Person, (c) any officer, director, employee, general partner or trustee of such Person or any other Person controlling, controlled by or under common control with such Person (excluding trustees and Persons serving in similar capacities who are not otherwise an Affiliate of such Person), or (d) with respect to any individual, a spouse, any ancestor or descendant, or any other relative (by blood, adoption or marriage), within the third degree, of such individual. For the purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, partnership interests or other equity interests.

         AMS:  As defined in the recital clauses hereto.

         AMSHC:  As defined in the recital clauses hereto.

         Award shall mean all compensation, sums or other value awarded, paid or received by virtue of a total or partial Condemnation of the applicable Leased Property (after deduction of all reasonable legal fees and other reasonable costs and expenses, including, without limitation, expert witness fees, incurred by Landlord in connection with obtaining any such award).

         Base Net Patient Revenues shall mean, for the applicable Leased Property, Net Patient Revenues for such Leased Property for the Base Year.

         Base Year shall mean the year beginning January 1, 1991, and ending December 31, 1991.

         Business Day shall mean any day other than Saturday, Sunday, or any other day on which banking institutions in the State are authorized by law or executive action to close.

         Capital Addition shall mean one or more new buildings, or one or more additional structures annexed to any portion of any of the Leased Improvements with respect to the applicable Leased Property, or the material expansion of existing improvements, which are constructed on any parcel or portion of the Land during

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                                       -4-

the Term, including, the construction of a new wing or new story to the renovation of existing improvements on such Leased Property in order to provide a functionally new facility needed to provide services not previously offered, or any expansion, construction, renovation or conversion in order to increase the bed capacity of the Facility located on the applicable Leased Property, to change the purpose for which such beds are utilized or to materially improve the quality of such Facility.

         Capital Additions Cost shall mean the cost of any Capital Addition proposed to be made by Tenant at the applicable Leased Property, whether paid for by Tenant or Landlord. Such cost shall include (a) the cost of construction of the Capital Addition, including site preparation and improvement, materials, labor, supervision, developer and administrative fees, legal fees, and related design, engineering and architectural services, the cost of any fixtures, the cost of equipment and other personalty, the cost of construction financing (including, but not limited to, capitalized interest) and other miscellaneous costs approved by Landlord, (b) if agreed to by Landlord in writing, in advance, the cost of any land (including all related acquisition costs incurred by Tenant) contiguous to the Leased Property which is to become a part of the Leased Property purchased for the purpose of placing thereon the Capital Addition or any portion thereof or for providing means of access thereto, or parking facilities therefor, including the cost of surveying the same, (c) the cost of insurance, real estate taxes, water and sewage charges and other carrying charges for such Capital Addition during construction, (d) title insurance charges, (e) reasonable attorneys' fees and expenses, (f) filing, registration and recording taxes and fees, (g) documentary stamp or transfer taxes, and (h) all actual and reasonable costs and expenses of Landlord and Tenant and, if agreed to by Landlord in writing, in advance, any Lending Institution committed to finance the Capital Addition, including, but not limited to, all (i) reasonable attorneys' fees and expenses, (ii) printing expenses, (iii) filing, registration and recording taxes and fees, (iv) documentary stamp or transfer taxes, (v) title insurance charges and appraisal fees, (vi) rating agency fees, and (vii) if agreed to by Landlord in writing, in advance, commitment fees charged by any Lending Institution advancing or offering to advance any portion of any financing to which Landlord has consented in writing for such Capital Addition.

         Code shall mean the Internal Revenue Code of 1986 and, to the extent applicable, the Treasury Regulations promulgated thereunder, each as from time to time amended.

         Collective Leased Properties: As defined in the recital clauses hereto.

         Commencement Date: As defined in the applicable Lease.

         Condemnation shall mean, as to the applicable Leased Property, (a) the exercise of any governmental power, whether by

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                                       -5-


legal proceedings or otherwise, by a Condemnor, (b) a voluntary sale or transfer by Landlord to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending, and (c) a taking or voluntary conveyance of all or part of such Leased Property, or any interest therein, or right accruing thereto or use thereof, as the result or in settlement of any Condemnation or other eminent domain proceeding affecting such Leased Property, whether or not the same shall have actually been commenced.

         Condemnor shall mean any public or quasi-public authority, or private corporation or individual, having the power of Condemnation.

         Date of Taking shall mean, as to the applicable Leased Property, the date the Condemnor has the right to possession of such Leased Property, or any portion thereof, in connection with a Condemnation.

         Default shall mean (a) any Event of Default and (b) and any condition or event that (i) with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default and (ii) either relates to the payment of Rent or relates to a matter as to which Landlord has given Notice of default to Tenant.

         Encumbrance: As defined in Section 22.1.

         Event of Default: As defined in Section 12.1.

         Excess Net Patient Revenues shall mean, for the applicable Leased Property for any Fiscal Year or quarter thereof, the amount of Net Patient
Revenues for such Leased Property for such Fiscal Year (or applicable quarter thereof) in excess of the Base Net Patient Revenues for such Leased Property (or, with respect to any quarter in any Fiscal Year, twenty-five percent (25%) of the total Base Net Patient Revenues for such Leased Property); provided that such term shall mean, (i) with respect to any partial Fiscal Year (other than as to any complete quarter thereof), the amount by which the Net Patient Revenues for such Leased Property for such partial Fiscal Year, prorated to reflect the number of days in such partial Fiscal Year, exceeds the product of (x) a fraction of which the numerator is the number of days in such partial Fiscal Year, and the denominator is 360, multiplied by (y) the total Base Net Patient Revenues for such Leased Property; and (ii) with respect to any partial quarter, the amount by which the Net Patient Revenues for such Leased Property for such partial quarter, prorated to reflect the number of days in such partial quarter, exceeds the product of (x) a fraction of which the numerator is the number of days in such partial quarter, and the denominator is 360, multiplied by (y) the total Base Net Patient Revenues for such Leased Property.

         Extended Term(s): As defined in Section 2.4.


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                                       -6-


         Facility shall mean the facility being operated or proposed to be rated on the applicable Leased Property.

         Facility Mortgage shall mean any Encumbrance placed upon the applicable Leased Property in accordance with Article 22 hereof.

         Facility Mortgagee shall mean the holder of any Facility Mortgage.

         Facility Trade Name shall mean any name under which Tenant holds or has held itself out to the public in operating the Facility with respect to the applicable Leased Property at any time during the Term.

         Fair Market Added Value shall mean, as to any applicable Leased Property, the Fair Market Value of such Leased Property (including all Capital Additions) less the Fair Market Value of such Leased Property determined as if no Tenant's Capital Additions had been constructed.

         Fair Market Rental shall mean, as to the applicable Leased Property, the rental which a willing tenant not compelled to rent would pay a willing landlord not compelled to lease for the use and occupancy of such Leased Property (including all Capital Additions other than Tenant's Capital Additions) on the terms and conditions of the applicable Lease for the term in question, assuming Tenant is not in default thereunder and determined in accordance with the appraisal procedures set forth in Article 20 hereof or in such other manner as shall be mutually acceptable to Landlord and Tenant.

         Fair Market Value shall mean the price that a willing buyer not compelled to buy would pay a willing seller not compelled to sell for the applicable Leased Property, (a) assuming the same is unencumbered by the applicable Lease, (b) determined in accordance with the appraisal procedures set forth in Article 20 hereof or in such other manner as shall be mutually acceptable to-Landlord and Tenant, and (c) not taking into account any reduction in value resulting from any indebtedness to which such property is subject, except the positive or negative effect on the value of such Leased Property attributable to the interest rate, amortization schedule, maturity date, prepayment penalty and other terms and conditions of any Encumbrance which is not removed at or prior to the closing of the transaction as to which such Fair Market Value determination is being made.

         Fair Market Value Purchase Price shall mean the Fair Market Value of the applicable Leased Property less the Fair Market Added Value.

         Fiscal Year shall mean the twelve (12) month period from January 1 to December 31.

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                                       -7-


         Five Percent Additional Rent shall mean, for the applicable Lease Property and for any Fiscal Year, the sum equal to five percent (5%) o all Excess Net Patient Revenues for such Leased Property for such Fiscal Year through the Additional Rent Adjustment Date.

         Fixed Term: As defined in Section 2.3.

         Fixtures: As defined in Section 2.1(d).

         Guarantor shall mean any guarantor of Tenant's obligations under the applicable Lease, including, without limitation, AMS and AMSHC.

         Hazardous Substances: As defined in Section 4.4.

         HRP Shares Pledge Agreement shall mean the HRP Shares Pledge Agreement dated as of even date herewith by Tenant in favor of Landlord, as the same may be amended, modified or supplemented from time to time.

         Impositions shall mean for the applicable Leased Property, collectively, all taxes (including, without limitation, all taxes imposed under the laws of the State, as such laws may be amended from time to time, and all ad valorem, sales and use, single business, gross receipts, transaction privilege, rent or similar taxes as the same relate to or are imposed upon Tenant or its business conducted upon the applicable Leased Property), assessments (including, without limitation, all assessments for public improvements or benefit, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term), ground rents (including any minimum rent under any ground lease, and any additional rent or charges thereunder, whether payable by reference to Rent payable hereunder or otherwise), water, sewer or other rents and charges, excises, tax levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees) and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the applicable Leased Property or the business conducted thereon by Tenant (including all interest and penalties thereon due to any failure in payment by Tenant), which at any time prior to, during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon (a) Landlord's interest in such Leased Property, (b) such Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein, or (c) any occupancy operation, use or possession of, or sales from, or activity conducted on, or in connection with such Leased Property or the leasing or use of such Leased Property or any part thereof by Tenant. Provided, however, nothing contained in the Lease with respect to the ap plicable Leased Property shall be construed to require Tenant to pay (1) any tax based on net income imposed on Landlord, or (2) any transfer, or net revenue tax of Landlord, or (3) any transfer

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                                       -8-

fee or other tax imposed with respect to the sale, exchange or other disposition by Landlord of the applicable Leased Property or the proceeds thereof (other than in connection with the sale, exchange or other disposition to, or in connection with a transaction involving, Tenant), or (4) any single business, gross receipts (other than a tax on any rent received by Landlord from Tenant), transaction privilege, rent or similar taxes as the same related to or are imposed upon Landlord, except to the extent that any tax assessment, tax levy or charge, which Tenant is obligated to pay pursuant to the first sentence of this definition and which is in effect at any time during the Term hereof is totally or partially repealed, and a tax, assessment, tax levy or charge set forth in clause (1) or (2) is levied, assessed or imposed expressly in lieu thereof.

         Independent Trustees shall mean Trustees who, in their individual capacity, (a) are not Affiliates of Tenant and (b) do not perform any services for Landlord except as Trustees.

         Insurance Requirements shall mean all terms of any insurance policy required by the Lease with respect to the applicable Leased Property and all requirements of the issuer of any such policy.

         Land:  As defined  in Section  2.1(a)  with  respect to the  applicable
Lease.

         Landlord shall mean Health and Rehabilitation Properties Trust, a Maryland real estate investment trust, and its successors and assigns.

         Lease: As defined in the recital clauses hereto.

         Leased Improvements: As defined in Section 2.1(b) with respect to the applicable Lease.

         Leased Personal Property: As defined in Section 2.1(e) with respect to the applicable Lease.

         Leased Property: As defined in Section 2.1 with respect to the applicable Lease.

         Legal  Requirements  shall mean, as to the applicable  Leased Property, all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting such Leased Property or the maintenance, construction, alteration or operation thereof, whether now or hereafter enacted or in existence, including, without limitation, (a) all permits, licenses, certificates of need, authorizations and regulations necessary to operate such Leased Property for its Primary Intended Use, and (b) all covenants, agreements, restrictions and encumbrances contained in any instruments at any time in force affecting such Leased Property, including those which may (i) require material repairs, modifications or alterations in or to such Leased Property or (ii) in any way adversely affect the use and enjoyment thereof.

         Minimum Rent: As defined in the applicable Lease, as the same may be adjusted from time to time in accordance with Section 3.1.1.

         Net Patient Revenues with respect to the Facility located at the applicable Leased Property (or Collective Leased Property, as the case may be), shall mean all revenues (determined in ac cordance with GAAP, except as provided below) received or receivable from or by reason of the operation of such Facility, or any other use of such Facility, including without limitation all patient or client revenues received or receivable for the use of or otherwise by reason of all rooms, beds and other facilities provided, meals served, services performed or provided, space or facilities subleased or goods sold at such Facility, including, without limitation, any other arrangements with third parties relating to the possession or use of any portion of such Facility; provided, however, that Net Patient Revenues shall not include:

         (a) revenue from professional fees or charges by physicians and unaffiliated providers of ancillary services, when and to the extent such charges are paid over to such physicians or unaffiliated providers of ancillary services, or are separately billed and not included in comprehensive fees;

         (b) non-operating revenues such as interest income or income from the sale of assets not sold in the ordinary course of business;

         (c) revenues attributable to services actually provided off-site or otherwise away from such Facility, such as home health care, to persons that are not patients at such Facility;

         (d) all revenues attributable to Tenant's Capital Additions; and

         (e) revenues attributable to child care services used primarily for employees of such Facility.

         Notice shall mean a notice given in accordance with Section 24.10.

         Officer's Certificate shall mean a certificate signed by a Responsible Officer.

         Overdue Rate shall mean, on any date, a per annum rate of interest equal to (a) two percent (2%), plus (b) a percentage equal to (i) the quotient (expressed as a decimal) of the aggregate Minimum Rent payable for all the Collective Leased Properties for the then current Fiscal Year, divided by the aggregate of the then Adjusted Purchase Prices for the Collective Leased

Properties, multiplied by (ii) 100; but in no event greater than the maximum rate then permitted under applicable law.

         Permitted Encumbrances shall mean, with respect to the applicable Leased Property those matters, if any, set forth on Exhibit B of the Lease with respect thereto.

         Person shall mean any individual, corporation, general or limited partnership, stock company or association, joint venture, association, company, trust, bank, trust company, land trust, business trust, any government or agency or political subdivision thereof or any other entity.

         Primary Intended Use: As defined in Section 4.1.1.

         Purchase Price(s): With respect to the applicable Leased Property, the amount identified as such in the applicable Lease and, with respect to each Collective Leased Property, the amount identified as such in the Lease for such Collective Leased Property.

         Relevant Percentage shall mean, with respect to the first quarter of any Fiscal Year, twenty-five percent (25%), with respect to the second quarter of such Fiscal Year, fifty percent (50%), with respect to the third quarter of such Fiscal Year, seventy-five percent (75%), and with respect to the fourth quarter of such Fiscal Year, one hundred percent (100%).

         Renovation Escrow Agreement shall mean the Renovation Escrow Agreement dated as of even date herewith between Tenant and Landlord, relating to certain improvements to be made at the Collective Leased Properties, as the same may be amended, modified or supplemented from time to time.

         Renovation Funding Agreement shall mean the Renovation Funding Agreement dated as of even date herewith between Tenant and Landlord, relating to certain required improvements to be made at the Collective Leased Properties, as the same may be amended, modified or supplemented from time to time.

         Rent shall mean, collectively, the Minimum Rent, Additional Rent and Additional Charges payable with respect to the applicable Leased Property.

         Responsible Officer shall mean Eugene E. Burleson, or successor chief executive officer of Tenant.

         SEC shall mean the Securities and Exchange Commission.

         State shall mean the State or Commonwealth in which the applicable Leased Property is located.

         Subsidiary shall mean, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person.

         Substitute Properties: As defined in Article 16.

         Substitution Date: As defined in Article 16.

         Tenant's Capital Additions: As defined in Section 6.4.

         Tenant's Personal Property shall mean (a) all motor vehicles and (b) consumable inventory and supplies, furniture, furnishings, movable walls and partitions, equipment and machinery and all other personal property of Tenant acquired by Tenant after the date hereof and located on the applicable Leased Property or used in Tenant's business on such Leased Property and all modifica tions, replacements, alterations and additions to such personal property installed at the expense of Tenant, other than any items included within the definition of Fixtures or Leased Personal Property.

         Term shall mean, collectively, for the applicable Lease, the Fixed term and any Extended Term(s), to the extent properly exercised pursuant to the provisions of Section 2.4, unless sooner terminated pursuant to the provisions of this Master Lease Document or the applicable Lease.

         Test Rate shall mean the minimum interest rate necessary to avoid imputation of original issue discount or interest income under Sections 483 or 1272 of the Code or any similar provision.

         Transaction Documents shall mean the documents listed on Schedule 1 hereto.

         Trustees shall mean the trustees of Landlord.

         TW Note shall mean, collectively, the Payment Obligation, dated as of even date herewith, by AMS in favor of AMS Holdings, Inc., a New York corporation, any guaranty thereof and the Real Estate Collateral Agreement (as defined therein), as each of the same may be amended, modified or supplemented from time to time.

         Unavoidable Delays shall mean delays due to strikes, lock-outs, inability to procure materials, power failure, acts of God, governmental restrictions, enemy action, civil commotion, unavoidable casualty or any other causes beyond the reasonable control of the party responsible for performing an obligation hereunder, but in no event to exceed forty-five (45) days (provided that lack of funds shall not be deemed a cause beyond the control of Tenant) so long as Tenant shall use reasonable efforts to alleviate the cause of such delay and thereafter promptly perform such obligation, and so long as, in any event, no permit, license, certificate of need or authorization necessary to operate such Leased Property for its Primary Intended Use is adversely affected or subject to any danger of revocation or termination. In no event shall Tenant's obligation to pay the Rent be affected by Unavoidable Delays.

         Unsuitable for its Primary Intended Use shall mean a state or condition of the Facility located at if applicable Leased Property such that (a) following any damage or destruction involv ing such Leased Property, such Leased Property cannot reasonably be expected to be restored to substantially the same condition as existed immediately before such damage or destruction, and as otherwise required by Section 10.2.4, within a period equal to eighteen (18) months following such damage or destruction or such shorter period of time as to which business interruption insurance is available to cover Rent and other costs related to such Leased Property following such damage or destruction, or (b) as the result of a partial taking by Condemnation, such Facility cannot be operated, in the good faith judgment of Landlord, on a commercially practicable basis for its Primary Intended Use taking into account, among other relevant factors, the number of usable beds, the amount of square footage, or the revenues affected by such damage or destruction or partial taking.

                                    ARTICLE 2

                            LEASED PROPERTY AND TERM

         2.1  Leased Property.

        Upon and subject to the terms and conditions hereinafter set forth, Landlord leases to Tenant and Tenant leases from Landlord with respect to each applicable Lease all of the following (collectively, the "Leased Property"):

         (a) that certain tract, piece and parcel of land, as more particularly described in the applicable Lease (the "Land");

         (b) all buildings, structures, Fixtures and other improvements of every kind including, but not limited to, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings and structures presently situated upon the Land and all Capital Additions other than Tenant's Capital Additions (collectively, the "Leased Improvements");

         (c) all easements, rights and appurtenances relating to the Land and the Leased Improvements;

         (d) all equipment, machinery, fixtures, and other items of property, now or hereafter permanently affixed to or incorporated into the Leased Improvements, including, without
                  limitation,   all  furnaces,   boilers,  heaters,
                  electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, all of which, to the greatest extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto, but specifically excluding all items included within the category of Tenant's Personal Property (collectively the "Fixtures");

         (e) all machinery, equipment, furniture, furnishings, moveable walls or partitions, computers or trade fixtures or other personal property of any kind or description used or useful in Tenant's business on or in the Leased Improvements, and located on or in the Leased Improve ments, except items, if any, included within the category of Fixtures, but specifically excluding all items included within the category of Tenant's Personal Property (collectively the "Leased Personal Property"); and

         (f) all existing leases of space (including any security deposits held by Tenant pursuant thereto) in the Leased Improvements to tenants thereof.

         2.2  Condition of Leased Property.

         Tenant acknowledges receipt and delivery of possession of the applicable Leased Property and Tenant accepts such Leased Property in "as is" condition, subject to the rights of parties in possession, the existing state of title, including all covenants, conditions, restrictions, easements and other matters of record, all applicable Legal Requirements, the lien of financing instruments, mortgages and deeds of trust, and such other matters which would be disclosed by an inspection of such Leased Property and the record title thereto or by an accurate survey thereof. TENANT REPRESENTS THAT IT HAS INSPECTED SUCH LEASED PROPERTY AND ALL OF THE FOREGOING AND HAS FOUND THE CONDITION THEREOF SATISFACTORY AND IS NOT RELYING ON ANY REPRESENTATION OR WARRANTY OF LANDLORD OR LANDLORD'S AGENTS OR EMPLOYEES WITH RESPECT THERETO AND TENANT WAIVES ANY CLAIM OR ACTION AGAINST LANDLORD IN RESPECT OF THE CONDITION OF THE APPLICABLE LEASED PROPERTY. LANDLORD MAKES NO WARRANTY OR REPRESENTATION EXPRESS OR IMPLIED, IN RESPECT OF THE APPLICABLE LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY TENANT. To the extent permitted by law, however, Landlord hereby assigns to Tenant all of Landlord's rights to proceed against any predecessor in title for breaches of warranties or representations or for latent defects in the applicable Leased Property. Landlord shall fully cooperate with Tenant in the prosecution of any such claims, in Landlord's or Tenant's name of all at Tenant's sole cost and expense. Tenant shall indemnify, defend, and hold harmless Landlord from and against any loss cost, damage or liability (including reasonable attorneys' fees) incurred by Landlord in connection with such cooperation.

         2.3  Fixed Term.

         The initial term of the applicable Lease (the "Fixed Term") shall be for a fixed term as set forth in such Lease.

         2.4  Extended Terms.

         Provided that no Default shall have occurred and be continuing, and the applicable Lease and each other Lease shall be in full force and effect (other than Leases that have been terminated in accordance with the provisions hereof, or by the mutual agreement of Landlord and Tenant, other than after an Event of Default), Tenant shall have the right to extend the Term as set forth in the applicable Lease and below (the "Extended Term(s)"); provided, however, Tenant's right to extend is subject to Tenant exercising such right simultaneously with respect to all, and not less than all, of the Collective Leased Properties that are then subject to a Lease.

         Each Extended Term for the applicable Lease shall commence on the day succeeding the expiration of the Fixed Term or the preceding Extended Term therefor, as the case may be. All of the terms, covenants and provisions of such Lease shall apply to each such Extended Term, except that the Minimum Rent for each such Extended Term shall be as set forth in Section 3.1.1(e) (subject to adjustment as provided in Section 3.1.1) with respect thereto. If Tenant shall elect to exercise any of the aforesaid extensions, it shall do so by giving
Landlord Notice thereof not later than twelve (12) months prior to the expiration of the then current term of such Lease (Fixed or Extended, as applicable), it agreed that time is of the essence with respect to the giving of such Notice. Tenant may not exercise its option for more than one Extended Term at a time. If Tenant shall fail to give any such Notice, the applicable Lease shall automatically terminate at the end of the term then in effect, and Tenant shall have no further option to extend the Term of the applicable Lease. If Tenant shall give such Notice, the extension of the applicable Lease shall be automatically effected without the execution of any additional documents; it being understood and agreed, however, that Tenant and Landlord shall execute such documents and agreements as either party shall reasonably require to evidence the same.

                                    ARTICLE 3

                                      RENT

         3.1 Rent.

         Tenant shall pay to Landlord, in lawful money of the United States of America which shall be legal tender for the payment of public and private debts, at Landlord's address set forth above or at such other place or to such other Person as Landlord from time to time may designate in a Notice to Tenant, without offset, abatement, demand or deduction, Minimum Rent, Additional Rent and Additional Charges, during the Term, as hereinafter provided. All payments to Landlord shall be made by certified check, wire transfer of immediately available funds or by other means acceptable to Landlord in its sole discretion.

                  3.1.1  Minimum Rent:

         (a) During Fixed Term. The annual sum set forth in the applicable Lease (subject to adjustment as provided herein) payable in advance in equal, consecutive monthly installments as set forth in such Lease, on the first day of each calendar month of the Fixed Term; provided, however, that the first monthly payment of Minimum Rent shall be payable on the Commencement Date and that the first and last monthly payments of Minimum Rent shall be prorated as to any partial month.

         (b) Adjustments of Minimum Rent Following Disbursements under Renovation Funding Agreement. Effective on the date of each disbursement to pay or the cost of any renovations at the applicable Leased Property pursuant to the terms of the Renovation Funding Agreement, the Minimum Rent under the Lease for such Leased Property shall be adjusted, effective on the date of such disbursement, to an annual sum equal to the product of (i) the sum of the Adjusted Purchase Price for such Leased Property (giving effect to the making of such disbursement) and (ii) (1) if such disbursement occurs prior to the first anniversary of the Com mencement Date, Thirteen and Twenty-Five Hundredths percent (13.25%), (2) if such disbursement occurs on or after the first anniversary of the Commencement Date but prior to the second anniversary of the Commencement Date, Thirteen and Fifty Hundredths percent (13.50%), or (3) if such disbursement occurs on or after the second anniversary of the Commencement Date, Thirteen and Seventy-Five Hundredths percent (13.75%). If any such disbursement is made during any calendar month on other than the first day of such calendar month, Tenant shall pay to Landlord on the first day of the following calendar month (in addition to the amount of Minimum Rent payable with respect to such month, as adjusted pursuant to this paragraph (b)) the amount by which minimum Rent for such Leased Property for the preceding month, as adjusted for such disbursement, exceeded the amount of Minimum

Rent for such Leased Property payable by Tenant for such preceding month without giving effect to such adjustment.

         (c) Adjustments of Minimum Rent at the First and Second Anniversaries of the Commencement Date. During the Fixed Term of the applicable Lease, on each of the first and second anniversaries of the Commencement Date therefor, the Minimum Rent under such Lease shall be increased by an amount equal to 0.25% of the Adjusted Purchase Price of the applicable Leased Property.

         (d) Adjustments of Minimum Rent Connection with the Release and Re-Pledging of Pledged Shares under the HRP Shares Pledge Agreement. Notwithstanding anything herein to the contrary, each monthly installment of Minimum Rent payable following the date of the release of fifty percent (50%) of the Pledged Shares under and as defined in the HRP Shares Pledge Agreement pursuant to and in accordance with the provisions of the HRP Shares Pledge Agreement, shall be increased by Five Thousand Dollars ($5,000) (such amount, the "Increased Minimum Rent") over the aggregate amount of Minimum Rent that would nave been payable for all of the Collective Leased Properties without giving effect to this paragraph (d) (allocated on a pro rata basis among the Collective Leased Properties based upon their respective Adjusted Purchase Prices). If, following the release of such Pledged Shares, Landlord becomes entitled under the HRP Shares Pledge Agreement to request that the released shares (or cash collateral) be re-pledged (or pledged) under the ERP Shares Pledge Agreement, and Tenant thereafter re-pledges such shares (or pledges such cash collateral) in accordance with the provisions thereof, Tenant shall not be required to pay the Increased Minimum Rent as to any installment of Minimum Rent coming due after the date of the re-pledge of such shares (or the pledge of such cash collateral) until such time, if any, that Landlord is required to release such pledged Shares (or cash collateral) pursuant to the terms of the HRP Shares Pledge Agreement.

         (e) Computation of Minimum Rent for each Extended Term. The Minimum Rent payable with respect to the Extended Term(s) for the applicable Lease shall equal an annual sum (determined at the commencement of each Extended Term for such Lease and subject to adjustment an set forth herein) equal to the greatest of (a) the Minimum Rent payable for the immediately preceding twelve (12) months for such Lease (without giving effect to any adjustment pursuant to paragraph
(d) above), (b) the product of (i) the Adjusted Purchase Price for the applicable Leased Property, and (ii) a percentage equal to 525 basis points above the yield (calculated on the basis of a monthly equivalent yield) on 5-year United States Treasury securities at the close of the Business Day which immediately precedes the commencement of the Extended Term for which the Minimum Rent is being calculated, or (c) the Fair Market Rental for such Lease, payable in advance in equal, consecutive monthly installments on the first day of each calendar month of each Extended Term. The computation of the yield referenced in the preceding sentence shall be made using the information shown for such date quoted in The Wall Street Journal published on the following day. If there is no such quotation, the next preceding day for which there is a quotation shall be used. If The Wall Street Journal shall not be available, Landlord shall choose the quotation from another recognized source.

         (f) Mid-Term Adjustments of Minimum Rent. During the Term of the applicable Lease, on the 5th, 15th, 25th and 35th anniversary of the Commencement Date therefor, the Minimum Rent under such Lease shall be adjusted to the annual sum equal to the greater of (a) the Minimum Rent under such Lease for the immediately preceding twelve (12) months (without giving effect to any adjustment pursuant to paragraph (d) above) or (b) the product of (i) the sum of the Adjusted Purchase Price for the applicable Leased Property, and (ii) a percentage equal to 525 basis points above the yield (calculated on the basis of a monthly equivalent yield) on 5-year United States Treasury securities at the close of the Business Day immediately preceding such anniversary. The computation of the yield referenced in the preceding sentence shall be made using the information shown for such date quoted in The Wall Street Journal published on the following day. If there is no such quotation, the next preceding day for which there is a quotation shall be used. If The Wall Street Journal shall not be available, Landlord shall choose the quotation from another recognized source.

         (g) Credits Against Minimum Rent. (i) Renovation Escrow Agreement. The average daily amount, if any, on deposit under the Renovation Escrow Agreement shall bear interest at a rate of eight percent (8%) per annum, calculated on the basis of a 365-day year which interest shall be credited by Landlord against payments of Minimum Rent.

                  (ii) Excess Condemnation and Casualty Proceeds. Landlord shall credit the amount or any Award or the proceeds of any insurance received by Landlord in connection with a partial Condemnation or a partial casualty involving the applicable Leased Property as described in Section 11.2 or 10.2.2, and not applied by Landlord to the restoration of the app-applicable Leased Property affected by such partial Condemnation or partial casualty as provided therein, to the payment of Minimum Rent payable with respect to such Leased Property.

                  (iii) Notice. Landlord shall calculate the amount of such credits days after the end of each calendar month, shall Notify Tenant of such amount as soon as reasonably practicable after such calculation, and shall reduce the amount of the installment of Minimum Rent next due after the date of such Notice by the amount of such credits.

                  (iv) HRP Shares Pledge Agreement. The dividends paid under the HRP Shares Pledge Agreement shall be applied to installments of Minimum Rent and/or to the other obligations hereunder and under the other Transaction Documents as provided therein.

                  3.1.2  Additional Rent:

         (a) Amount. For each Fiscal Year during the Term, commencing with the Fiscal Year ending December 31, 1992, Tenant shall pay an amount ("Additional Rent") with respect to the applicable Leased Property equal to the greater of:

                  (i) (1) five percent (5%) of Excess Net Patient Revenues for such Leased Property for such Fiscal Year if no Additional Rent Adjustment Date shall have occurred during such Fiscal Year, or

                  (2) if an Additional Rent Adjustment Date shall have occurred during such Fiscal Year, the sum of (a) the Five Percent Additional Rent for such Leased Property for such Fiscal Year plus (b) two and one-half percent (2.5%) of the Excess Net Patient Revenues for such Leased Property in respect of the period from such Additional Rent Adjustment Date through the end of such Fiscal Year; or

                  (ii) Additional Rent payable for such Leased Property for the immediately preceding Fiscal Year.

         (b) Quarterly Installments. Installments of Additional Rent for the applicable Leased Property for any Fiscal Year shall be calculated and paid quarterly in arrears as follows:

         (1) For each quarter of such Fiscal Year ending on or prior to the Additional Rent Adjustment Date, if any, occurring in such Fiscal Year, Tenant shall pay an amount equal to the excess of
                  (a) the greater of (x) the Relevant Percentage for such quarter of the Additional Rent for such Leased Property payable for the immediately preceding Fiscal Year or (y) five percent (5%) of the sum of the Excess Net Patient Revenues for such Leased Property for such quarter of such Fiscal Year and for any previous quarter(s) of such Fiscal Year, over (b) the sum of the installments of Additional Rent paid for such Leased Property for any previous quarter(s) in such Fiscal Year; and

         (2) For any quarter of such Fiscal Year ending after an Additional Rent Adjustment Date occurring in such Fiscal Year, Tenant shall pay an amount equal to the excess of (a) the greater of
                  (x) the Relevant Percentage for such quarter of the Additional Rent for such Leased Property payable for the immediately preceding Fiscal Year or (y) an amount equal the sum of (i) the Five Percent Additional Rent for such Leased Property for such Fiscal Year plus (ii) two and one-half percent (2.5%) of the sum of the Excess Net Patient Revenues for such Leased Property for any quarters or portion thereof from such Additional Rent Adjustment Date through the end of such quarter of such Fiscal Year, over (b) the sum of the installments of Additional Rent-paid-for such Leased Property for any previous quarter(s) in such Fiscal Year.

         Installments of Additional Rent for the applicable Leased Property due with respect to a partial quarter in any Fiscal Year shall be the excess of (1) the greater of (a) the product of (x) a fraction of which the numerator is the number of days in such Fiscal Year, and the denominator is 360, multiplied by
(y) the Additional Rent for such Leased Property payable for the immediately preceding Fiscal Year, or (b) the sum of (x) five percent (5%) of all Excess Net Patient Revenues for such Leased Property through the end of such partial quarter or, if an Additional Rent Adjust ment Date has occurred during such Fiscal Year, through such Additional Rent Adjustment Date, plus (y) if an Additional Rent Adjustment Date has occurred during such Fiscal Year, two and one-half percent (2.5%) of all Excess Net Patient Revenues for such Leased Property from such Additional Rent Adjustment Date through the end of such partial quarter, over (2) the Additional Rent paid for such Leased Property for any previous quarters in such Fiscal Year.

         (b) Date of Payment of Additional Rent. Tenant shall deliver to Landlord an Officer's Certificate setting forth the calculation of Additional Rent due and payable for the applicable Leased Property for each quarter of any Fiscal Year. Each quarterly payment of Additional Rent for the applicable Leased Property is due and payable and shall be delivered to Landlord, together with such Officer's Certificate, within forty-five (45) days after the end of each quarter of any Fiscal Year (or, in the case of the final quarter in any Fiscal Year, eighty (80) days thereafter), commencing with the quarter ending March 31, 1992, during the Fixed Term and the Extended Terms.

         (c) Reconciliation of Additional Rent. In addition, on or before March 31 of each year, commencing with March 31, 1992, Tenant shall deliver to Landlord certified audits of Tenant's financial operations for the preceding Fiscal Year, together with a certificate from Ernst & Young, or other certified public accountants reasonably acceptable to Landlord (the "Accountants"), in form acceptable to Landlord, setting forth the Net Patient Revenues for the applicable Leased Property for such preceding Fiscal Year, and such other matters as Landlord may from time to time reasonably request.

         If the annual Additional Rent for the applicable Leased Property for said preceding Fiscal Year as shown in the year-end certificate is less than the amount previously paid with respect thereto by Tenant, Landlord shall grant Tenant a credit against Additional Rent for such Leased Property next coming due in the amount of such difference, together with interest thereon at the Base Rate, which interest shall accrue from the close of such preceding Fiscal Year until the date that such credit is made such a credit cannot be made because the Term of the applicable

Lease has expired before the credit can be effected, Landlord will pay, by check the amount of such difference to Tenant, together with interest thereon at the then applicable Base Rate, which interest shall accrue from the close of such preceding Fiscal Year until the date that such check is drawn.

         If the annual Additional Rent for the applicable Leased Property for said preceding Fiscal Year as shown in the year-end certificate exceeds the amount previously paid with respect thereto by Tenant, Tenant shall pay such excess to Landlord at such time as the certificate is delivered, together with interest at the Base Rate, which interest shall accrue from the close of such preceding Fiscal Year until the date that such certificate is required to be delivered, and thereafter such interest shall accrue at the Overdue Rate, until the amount of such difference shall be paid or otherwise discharged.

         (d) Confirmation of Additional Rent. Tenant shall utilize, or cause to be utilized, an accounting system for the applicable Leased Property (which shall be the same as that used for all the Collective Leased Properties) in accordance with its usual and customary practices and in accordance with generally accepted accounting principles consistently applied, which will accurately record all Net Patient Revenues, and shall employ independent accountants reasonably acceptable to Landlord, and Tenant shall retain, for at least five (5) years after the expiration of each Fiscal Year, reasonably adequate records conforming to such accounting system showing all Net Patient Revenues for such Fiscal Year. Landlord, at its own expense except as provided hereinbelow, shall have the right from time to time by its accountants or representatives to audit the information set forth in the Officer's Certificate referred to in subparagraph (b) above or the year-end certificate referred to in subparagraph (c) above, and in connection with such audits to examine Tenant's books and records with respect thereto (including supporting data and sales and excise tax returns) subject to any prohibitions or limitations on disclosure of any such data under applicable law or regulations, including without limitation any duly enacted "Patients' Bill of Rights" or similar legislation, including such limitations as may be necessary to preserve the confidentiality of the facility-patient relationship and the physician-patient privileges If any such audit discloses a deficiency in the payment of Additional Rent, and either Tenant agrees with the result of such audit or the matter is otherwise determined or compromised with Landlord, Tenant shall forthwith pay to Landlord the amount of the deficiency, as finally agreed or determined, together with interest at the Test Rate, or if no such Test Rate exists, then at the Overdue Rate from the date when said payment should have been made to the date of payment thereof; provided, however, that as to any audit that is commenced more than two (2) years after the date Net Patient Revenues for any Fiscal Year are reported by Tenant to Landlord, the deficiency, if any, with respect to such Net Patient Revenues shall bear interest as permitted herein only from the date such determination of deficiency is made unless such deficiency is the result of gross negligence or willful misconduct on the part of Tenant. If any such audit discloses that the Net Patient Revenues actually received by Tenant for any Fiscal Year exceed those reported by Tenant by more than three percent (3%), Tenant shall pay the reasonable cost of such audit and examina tion. if any such audit discloses that Tenant paid more Additional Rent for any Fiscal Year than was due hereunder, and either Landlord agrees with the result of such audit or the matter is otherwise determined or compromised, Landlord shall grant Tenant a credit against Additional Rent next coming due in the amount of such difference, as finally agreed or determined. if such a credit cannot be made because the Term of the applicable Lease has expired before the credit can be effected, Landlord will pay, by check, the amount of such difference to Tenant.

         Any proprietary information obtained by Landlord pursuant to the provisions of the applicable Lease shall be treated as confidential, except that such information may be used, subject to appropriate confidentiality safeguards, in any litigation between the parties and except further that Landlord may disclose such information to its prospective lenders. The obligations of Tenant contained in this Section 3.1.2 shall survive the expiration or earlier termination of the applicable Lease.

                  3.1.3  Additional Charges.

         In addition to the Minimum Rent and Additional Rent payable with respect to the applicable Leased Property, Tenant shall pay and discharge as and when due and payable the following (collectively, "Additional Charges"):

         (a) Impositions. Subject to Article 8 relating to Permitted Contests, Tenant shall pay, or cause to be paid, all Impositions before any fine, penalty, interest or cost (other than any opportunity cost as a result of a failure to take advantage of any discount for early payment) may be added for non-payment, such payments to be made directly to the taxing authorities where feasible, and shall promptly upon request, furnish to Landlord copies of official receipts or other satisfactory proof evidencing such payments. If any such Imposition may, at the option of the taxpayer, lawfully be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Tenant may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and, in such event, shall pay such installments during the Term as the same become due and before any fine, penalty, premium, further interest or cost may be added thereto. Landlord, at its expense, shall, to the extent required or permitted by applicable law, prepare and file all tax returns in respect of Landlord's net income, gross receipts, sales and use, single business, transaction privilege, rent, ad valorem, franchise taxes and taxes on its capital stock, and Tenant, at its expense, shall, to the extent required or permitted by applicable laws and regulations, prepare and file all other tax returns and reports in respect of any

Imposition as may be required by governmental authorities. If any refund Shall be due from any taxing authority in respect of any imposition paid by Tenant, the same shall be paid over to or retained by Tenant so no Default shall have occurred and be continuing. Landlord and Tenant shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the applicable Leased Property as may be necessary to prepare any required returns and reports. In the event governmental authorities classify any property covered by the applicable Lease as personal property, Tenant shall file all personal property tax returns in such jurisdictions where it may legally so file. Each party shall, to the extent it possesses the same, provide the other, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Landlord is legally required to file personal property tax returns, Landlord shall provide Tenant with copies of assessment notices in sufficient time for Tenant to file a protest. All impositions assessed against such personal property shall be (irrespective of whether Landlord or Tenant shall file the relevant return) paid by Tenant not later than the last date on which the same may be made without interest or penalty. If the provisions of any Facility Mortgage require deposits on account of Impositions to be made with such Facility Mortgagee, provided the Facility Mortgagee has not elected to waive such provision, Tenant shall either pay Landlord the monthly amounts required at the time and place that payments of Minimum Rent are required and Landlord shall transfer such amounts to such Facility Mortgagee or, pursuant to written direction by Landlord, Tenant shall make such deposits directly with such Facility Mortgagee.

         Landlord shall give prompt Notice to Tenant of all Impositions payable by Tenant hereunder of which Landlord at any time has knowledge, provided, Landlord's failure to give any such notice shall in no way diminish Tenant's obligation hereunder to pay such Impositions.

                  (b) Utility Charges. Tenant shall pay or cause to be paid all charges for electricity, power, gas, oil, water and other utilities used in the applicable Leased Property during the Term.

                  (c) Insurance Premiums. Tenant shall pay or cause to be paid, as Additional Charges, all premiums for the insurance coverage required to be maintained pursuant to Article 9 hereof.

                  (d) Other Charges. Tenant shall pay or cause to be paid, as Additional Charges, all other amounts, liabilities and obligations which Tenant assumes or agrees to pay under the ap plicable Lease, including, without limitation, all agreements to indemnify Landlord under Sections 4.4 and 9.7.

                  (e) Reimbursement for Additional Charges. If Tenant pays or causes to be paid property taxes or similar Additional Charges attributable to periods after the end of the Term, whether upon expiration or sooner termination of the applicable Lease (other than termination following an Event of Default) and Tenant has not exercised its right to purchase the applicable Leased Property as provided herein, Tenant may, within sixty (60) days of the end of the Term, provide written Notice to Landlord of its estimate of such amounts. Landlord shall promptly reimburse Tenant for all payments of such taxes and other similar Additional Charges that are attributable to any period after the Term of the Lease.

         3.2  Late Payment of Rent.

         If any installment of Minimum Rent, Additional Rent or Additional Charges (but only as to those Additional Charges which are payable directly to Landlord) shall not be paid on its due date, Tenant shall pay Landlord, on demand, as Additional Charges, a late charge (to the extent permitted by law) computed at the Overdue Rate on the amount of such installment, from the due date of such installment to the date of payment thereof. To the extent that Tenant pays any Additional Charges directly to Landlord pursuant to any requirement of the applicable Lease, Tenant shall be relieved of its obligation to pay such Additional Charges to the entity to which they would otherwise be due.

         In the event of any failure by Tenant to pay any Additional Charges when due, Tenant shall promptly pay and discharge, as Additional Charges, every fine, penalty, interest and cost which may be added for non-payment or late payment of such items. Landlord shall have all legal, equitable and contractual rights, powers and remedies provided either in the applicable Lease or by statute or otherwise in the case of non-payment of the Additional Charges as in the case of non-payment of the Minimum Rent and Additional Rent.

         3.3  Net Lease.

         The Rent shall be absolutely net to Landlord, so that the applicable Lease shall yield to Landlord the full amount of the installments or amounts of Rent throughout the Term, subject to any other provisions of the applicable Lease or this Master Lease Document which expressly provide for adjustment or abatement of Rent or other charges. Without limiting the foregoing, if rent under any ground lease for the applicable Leased Property shall be calculated by reference to Rent payable under the applicable Lease or revenues attributable to the Facility located at such Leased Property, the amount of Rent payable under the applicable Lease shall automatically be increased so that Landlord receives, net of any amounts payable under such ground lease (including any additional amounts payable under the ground lease as the result of such automatic increase), an amount equal to the amount Landlord would have received had there been no requirement that rent be paid under such ground lease.

         3.4  No Termination, Abatement, Etc.

         Except as otherwise specifically provided in the applicable Lease or in this Master Lease Document, Tenant, to the extent permitted by law, shall remain bound by the applicable Lease in accordance with its terms and shall neither take any action without the consent of Landlord to modify, surrender or terminate the same, nor seek, nor be entitled to any abatement, deduction, deferment or reduction of the Rent, or set-off against the Rent, nor shall the respective obligations of Landlord and Tenant be otherwise affected by reason of
(a) any damage to, or destruction of, the applicable Leased Property or any portion thereof from whatever cause or any Condemnation, (b) the lawful or unlawful prohibition of, or restriction upon Tenant's use of the applicable Leased Property, or any portion thereof, or the interference with such use by any Person or by reason of eviction by paramount title; (c) any claim which Tenant may have against Landlord by reason of any default or breach of any warranty by Landlord under the applicable Lease or any other agreement between Landlord and Tenant, or to which Landlord and Tenant are parties, (d) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Landlord or any assignee or transferee of Landlord, or (e) for any other cause whether similar or dissimilar to any of the foregoing. Tenant hereby waives all rights arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law, to (a) modify, surrender or terminate the applicable Lease or quit or surrender the applicable Leased Property or any portion thereof, or (b) entitle Tenant to any abatement, reduction, suspension or deferment of the Rent or other sums payable or other obligations to be performed by Tenant hereunder, except as otherwise specifically provided in the applicable Lease or in this Master Lease Document. The obligations of Tenant hereunder shall be separate and independent covenants and agreements, and the Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of the applicable Lease or by termination of the applicable Lease other than by reason of an Event of Default.

                                    ARTICLE 4

                      USE OF THE APPLICABLE LEASED PROPERTY

         4.1  Permitted Use.

                  4.1.1  Primary Intended Use.

         Tenant shall, at all times during the Term, and at any other time Tenant shall be in possession of the Leased Property, continuously use or cause to be used the applicable Leased Property as a licensed nursing home and for such other uses as may be necessary or incidental thereto (such use, such Leased

Property's "Primary Intended Use"). Tenant shall not use the ap plicable Leased Property or any portion thereof for any other use without the prior written consent of Landlord (which consent shall not be unreasonably withheld or delayed). No use shall be made or permitted to be made of the applicable Leased Property and no acts shall be done thereon which will cause the cancellation of any insurance policy covering such Leased Property or any part thereof (unless another adequate policy is available), nor shall Tenant sell or otherwise provide to residents or patients therein, or permit to be kept, used or sold in or about such Leased Property any article which may be prohibited by law or by the standard form of fire insurance policies, or any other insurance policies required to be carried hereunder, or fire underwriter's regulations. Tenant shall, at its sole cost, comply with all of the requirements pertaining to the applicable Leased Property or other improvements of any insurance board, association, organization or company necessary for the maintenance of insurance, as herein provided, covering such Leased Property and Tenant's Personal Property, including, without limitation, the Insurance Requirements.

                  4.1.2  Necessary Approvals.

         Tenant shall proceed with all due diligence and exercise best efforts to obtain and maintain all approvals necessary to use and operate, for its Primary intended Use, the applicable Leased Property and the Facility located at such Leased Property under applicable local, state and federal law, and without limiting the foregoing, shall use its best efforts to maintain appropriate certifications for reimbursement and licensure.

                  4.1.3  Continuous Operation, Etc.

         Tenant shall use its best efforts to operate continuously the applicable Leased Property as a provider of health care services in accordance with its Primary Intended Use. Tenant will not take or omit to take any action, the taking or omission of which may materially impair the value or the usefulness of such Leased Property or any part thereof for its Primary Intended Use.

                  4.1.4  Lawful Use, Etc.

         Tenant shall not use or suffer or permit the use of the applicable Leased Property and Tenant's Personal Property for any unlawful purpose. Tenant shall not commit or suffer to be committed any waste on the applicable Leased Property, or in the Facility located on the applicable Leased Property located thereon, nor shall Tenant cause or permit any nuisance thereon or therein. Tenant shall neither suffer nor permit the applicable Leased Property or any portion thereof, including any Capital Addition, or Tenant's Personal Property, to be used in such a manner as (i) might reasonably tend to impair Landlord's (or Tenant's, as the case may be) title thereto or to any portion thereof, or
(ii) may reasonably make possible a claim or claims for adverse usage or adverse possession by the public, as such, or of implied dedication of the applicable Leased Property or any portion thereof.

         4.2  Compliance with Legal and Insurance Requirements, Etc.

         Subject to the provisions of Article 8 hereof, Tenant,,at its sole expense, shall promptly (i) comply with all material Legal Requirements and Insurance Requirements in respect of the use, operation, maintenance, repair, alteration and restoration of the applicable Leased Property, and (ii) procure, maintain and comply with all appropriate licenses, certificates of need, permits, provider agreements and other authorizations and agreements required for any use of the applicable Leased Property and Tenant's Personal Property then being made, and for the proper erection, installation, operation and maintenance of the applicable Leased Property or any part thereof, including, without limitation, any Capital Additions.

         4.3  Compliance with Medicaid and Medicare Requirements.

         Tenant shall, at its sole cost and expense, make whatever improvements (capital or ordinary) as are required to conform the applicable Leased Property to such standards as may, from time to time, be required by Federal Medicare (Title 18) or Medicaid (Title 19) skilled and/or intermediate care nursing programs, if applicable, or any other applicable programs or legislation, or capital improvements required by any other governmental agency having jurisdiction over such Leased Property as a condition of the continued operation of such Leased Property for its Primary Intended Use.

         4.4  Environmental Matters.

         Tenant shall not store, spill upon, dispose of or transfer to or from the applicable Leased Property any hazardous waste, contaminants, oil, radioactive or other material (including, without limitation, medical or infectious waste), the removal of which is required or the maintenance of which is prohibited or penalized by any applicable federal, state or local statutes, laws, ordinances, rules or regulations (collectively "Hazardous Substances"), except that Tenant may store, transfer and dispose of Hazardous Substances in compliance with all applicable statutes, laws, ordinances, rules and regulations. Tenant shall maintain the applicable Leased Property at all times free of any Hazardous Substance (except in compliance with all statutes, laws, ordinances, rules and regulations). Tenant shall, as to the applicable Leased Property, promptly: (a) notify Landlord in writing of any material change in the nature or extent of such Hazardous Substances maintained, (b) transmit to Landlord copies of any citations, orders, notices or other material governmental communications received with respect thereto, (c) observe and comply with any and all statutes, laws, ordinances, rules and regulations, licensing requirements or conditions relating to the use, maintenance and disposal of Hazardous Substances and all orders or directives from any official, court or agency of competent jurisdiction relating to the use or maintenance or requiring the removal, treatment, containment or other disposition thereof, and (d) pay or otherwise dispose of any fine, charge or Imposition related thereto, unless Tenant shall contest the same in the right to use and the value of such Leased Property is not materially and adversely affected thereby. Tenant shall, upon demand, pay to Landlord, as an Additional Charge, any cost, expense, loss or damage incurred by Landlord and growing out of a failure of Tenant strictly to observe and perform the foregoing requirements, (including, without limitation, reasonable attorneys' fees), which amounts shall bear interest from the date incurred until paid at the overdue Rate.

         Tenant shall protect, indemnify and hold harmless Landlord and each Facility Mortgagee from and-against all liabilities, obligations, claims, damages, penalties, costs and expenses (including, without limitation, reasonable attorney's fees and expenses) imposed upon, incurred by or asserted against any of them by reason of any failure by Tenant or any Person claiming under Tenant to perform or comply with any of the terms of this Section 4.4. The provisions of this Section 4.4 shall survive the expiration or sooner termination of the applicable Lease.

                                    ARTICLE 5

                             MAINTENANCE AND REPAIRS

         5.1 Maintenance and Repair.

                  5.1.1  Tenant's Obligations.

                  Tenant  shall,  at  its  sole  cost  and  expense,   keep  the
         applicable Leased Property and all private roadways: sidewalks and curbs appurtenant thereto (and Tenant s Personal Property) in good order and repair, reasonable wear and tear excepted (whether or not the need for such repairs occurs as a result of Tenant's use, any prior use, the elements or the age of such Leased Property or Tenant's Personal Property, or any portion thereof), and, shall promptly make all necessary and appropriate repairs and replacements thereto of every kind and nature, whether interior or exterior, structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to the commencement of the Term (concealed or otherwise), provided, Tenant shall be permitted to prosecute claims against Landlord's predecessors in title for breach of any representation or warranty made to or on behalf of Landlord, or for any latent defects in such Leased Property. All repairs shall be made in good, workmanlike and first-class manner, in accordance with all applicable federal, state and local statutes, ordinances, by-laws, codes, rules and regulations relating to any such work. Tenant will not take or omit to take any action, the taking or omission of which would materially impair the value or the usefulness of the applicable Leased Property or any part thereof for its Primary Intended Use. Tenant's obligations under this Section 5.1.1 as to the applicable Leased Property shall be limited, in the event of any casualty or Condemnation involving such Leased Property, as set forth in Sections 10.2.1 and 11.1.

                  5.1.2  Landlord's Obligations.

                  Landlord shall not, under any circumstances, be required to build or rebuild any improvement on the applicable Leased Property, or to make any repairs, replacements, alterations, restorations or renewals of any nature or description to the applicable Leased Property, whether ordinary or extraordinary, structural or nonstructural, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto, in connection with the applicable Lease, or to maintain the applicable Leased Property in any way, except as specifically provided herein. Tenant hereby waives, to the extent permitted by law, the right to make repairs at the expense of Landlord pursuant to any law in effect at the time of the execution of the applicable Lease or hereafter enacted. Landlord shall have the right to give, record and post, as appropriate, notices of nonresponsibility under any mechanic's lien laws now or hereafter existing.

                  5.1.3  Nonresponsibility of Landlord.

                  Nothing contained in the applicable Lease and no action or inaction by Landlord shall be construed as (i) constituting the consent or request of Landlord, expressed or implied, to any contractor, sub-contractor, laborer, materialman or vendor to or for the performance of any labor or services or the furnishing of any materials or other property for the construction, alteration, addition, repair or demolition of or to the applicable Leased Property or any part thereof, or (ii) giving Tenant any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Landlord in respect thereof or to make any agreement that may create, or in any way be the basis for any right, title, interest, lien, claim or other encumbrance upon the estate of Landlord in the applicable Leased Property, or any portion thereof.

         5.2  Tenant's Personal Property.

         Tenant may (and shall as provided hereinbelow), at its expense, install, affix or assemble or place on any parcels of the Land or in any of the Leased Improvements, any items of Tenant's Personal Property, and Tenant may, subject to the conditions set forth below, remove the same at any time, provided that no Default has occurred and is continuing. Tenant shall provide and maintain during the entire Term all such Tenant's Personal Property as shall be necessary in order to operate the Facility located at the Leased Property in compliance with all licensure and certification requirements, in compliance with applicable Legal Requirements and Insurance Requirements and otherwise in accordance with customary practice in the industry for the Primary Intended Use. All of Tenant's Personal Property not removed by Tenant on or prior to the expiration or earlier termination of the applicable Lease of the applicable Leased Property where such Tenant's Personal Property is located shall be considered abandoned by Tenant and may be appropriated, sold, destroyed or otherwise disposed of by Landlord without the necessity of first giving notice thereof to Tenant, without any payment to Tenant and without any obligation to account therefor. Tenant shall, at its expense, restore such Leased Property to the condition required by Section 5.3, including repair of all damage to such Leased Property caused by the removal of Tenant's Personal Property, whether effected by Tenant or Landlord.

         5.3  Yield Up.

         Upon the expiration or sooner termination of the applicable Lease (unless the applicable Leased Property is transferred to Tenant as provided herein), Tenant shall vacate and surrender the applicable Leased Property to Landlord in the condition in which such Leased Property was on the Commencement Date, except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of such Lease, ordinary wear and tear excepted (and casualty damage and condemnation, in the event that the applicable Lease is terminated following a casualty or total condemnation in accordance with Article 10 or Article 11).

         In addition, upon the expiration or earlier termination of the applicable Lease unless the applicable Leased Property or total condemnation is transferred to Tenant as provided herein, Tenant shall, at Landlord's sole cost and expense, use all reasonable efforts to transfer to and cooperate with Landlord or Landlord's nominee in connection with the processing of all ap plications for licenses, operating permits and other governmental authorizations and all contracts, including contracts with governmental or quasi-governmental entities which may be necessary for the operation of the Facility located on such Leased Property. If requested by Landlord, Tenant will continue to manage such Facility after the expiration of the Term and for as long thereafter as is necessary to obtain all necessary licenses, operating permits and other governmental authorizations, on such reasonable terms (which shall include an agreement to reimburse Tenant for its reasonable out-of-pocket costs and expenses, and reasonable administrative costs) as Landlord shall request.

         5.4  Encroachments, Restrictions, Etc.

         If any of the Leased Improvements on the applicable Leased Property shall, at any time, encroach upon any property, street or right-of-way adjacent to such Leased Property, or shall violate the agreements or conditions contained in any lawful restrictive covenant or other agreement affecting such Leased Property, or any part thereof, or shall impair the rights of others under any easement or right-of-way to which such Leased Property is subject, upon the request of Landlord (but only as to any encroachment, violation or impairment that is not a Permitted Encumbrance) or of any Person affected by any such encroachment, violation or impairment, Tenant shall, at its sole cost and expense, subject to its right to contest the existence of any encroachment, violation or impairment in accordance with the provisions of Article 8, either (a) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, whether the same shall affect Landlord or Tenant, or (b) make such changes in the Leased Improvements and take such other actions, as are reasonably practicable to remove such encroachment, and to end such violation or impairment, including, if necessary, the alteration of any of the Leased Improvements and, in any event, take all such actions as may be necessary in order to ensure the continued operation of the Leased improvements for the Primary Intended Use substantially in the manner and to the extent the Leased Improvements were operated prior to the assertion of such violation, impairment or encroachment. Any such alteration shall be made in conformity with the applicable requirements of this Article 5. Tenant's obligations under this
Section 5.4 shall be in addition to and shall in no way discharge or diminish any obligation of any insurer under any policy of title or other insurance.

         5.5  Landlord to Grant Easements, Etc.

         Landlord will, from time to time, so long as no Default shall have occurred and be continuing, at the request of Tenant with respect to the applicable Leased Property and at Tenant's sole cost and expense, (a) grant easements and other rights in the nature of easements with respect to such Leased Property to third parties, (b) release existing easements or other rights in the nature of easements which are for the benefit of such Leased Property,
(c) dedicate or transfer unimproved portions of such Leased Property for road, highway or other public purposes, (d) execute petitions to have such Leased Property annexed to any municipal corporation or utility district, (e) execute amendments to any covenants and restrictions affecting such Leased Property and
(f) execute and deliver to any Person any instrument appropriate to confirm or effect such grants, release, dedications, transfers, petitions and amendments (to the extent of its interests in such Leased Property); provided that Landlord shall have determined that such grant, release, dedication, transfer, petition or amendment is not detrimental to the operation of such Leased Property for its Primary Intended Use and does not materially reduce the value of such Leased Property, and that Landlord shall have received an Officer's Certificate confirming such certification, and such additional information as Landlord may reasonably request.

                                    ARTICLE 6

                             CAPITAL ADDITIONS, ETC.

         6.1  Construction of Capital Additions to the Leased Property.

         Provided no Default shall have occurred and be continuing, Tenant shall have the right, upon and subject to the terms and conditions set forth below, to construct or install Capital Addi tions on the applicable Leased Property. Tenant's right to construct or install Capital Additions on the applicable Leased Property shall be subject to obtaining Landlord's prior written consent (which consent shall not be unreasonably withheld or delayed) provided that no consent shall be required for any Capital Addition financed under the Renovation Funding Agreement, or the Renovation Escrow Agreement or for any other Capital Addition so long as (i) the Capital Additions Costs for such Capital Addition are less than $250,000, (ii) such construction or instal lation would not adversely affect or violate any Legal Requirement or Insurance Requirement applicable to the applicable Leased Property and (iii) Landlord shall have received a certificate from a Responsible officer certifying as to the satisfaction of the conditions set out in clauses (i) and (ii) above. If Landlord's consent is required, such consent shall not be deemed to be unreasonably withheld if such Capital Addition will significantly alter the character or purpose or materially detract from the value or operating efficiency or the revenue-producing capability of such Leased Property, or adversely affect the ability of Tenant to comply with the applicable Lease. Prior to commencing construction of any Capital Addition (other than a Capital Addition financed under the Renovation Funding Agreement), Tenant shall submit to Landlord, in writing, a proposal setting forth, in reasonable detail any proposed Capital Addition and shall provide to Landlord, such plans and specifications, permits, licenses, contracts and other information concerning the proposed Capital Addition as Landlord may reasonably request. Without limiting the generality of the foregoing, such proposal shall indicate the approximate projected cost of constructing such Capital Addition, the use or uses to which it will be put and a good faith estimate of the change, if any, in the Net Patient Revenues that Tenant anticipates will result from such Capital Addition. No Capital Addition shall be made which would tie in or connect any Leased Improvement on the applicable Leased Property with any other improvements on property adjacent to such Leased Property (and not part of the Land) including, without limitation, tie-ins of buildings or other structures or utilities. Tenant shall not finance the cost of any construction of any Capital Addition without the prior written consent of Landlord. Any Capital Additions (including Tenant's Capital Additions) shall, upon the expiration or sooner termination of the applicable Lease for such Leased Property, pass to and become the property of Landlord, free and clear of all encumbrances other than Permitted Encumbrances but subject to Landlord's obligation to compensate Tenant for Tenant's Capital Additions as provided below.

         6.2  Capital Additions Financed or Paid For by Tenant.

         6.2.1 Financing of Capital Additions.

         Provided that Tenant has obtained the prior written consent of Landlord in each instance, Tenant may arrange for financing for Capital Additions from third party lenders, provided, however that the terms and conditions of any such financing shall be subject to the prior approval of Landlord; and (ii) if Landlord consents to the grant thereof, which consent may be withheld in the sole discretion of Landlord, any security interests in any property of Tenant, including without limitation the applicable Leased Property, shall be expressly and fully subordinated to the applicable Lease and to the interest of Landlord in the applicable Leased Property and to the rights of any Facility Mortgagee.

         6.2.2 Amendments to Lease.

         If, pursuant to the provisions of this Lease, Tenant either pays for or arranges financing (to the extent permitted in Section 6.2.1) to pay for the costs of construction or installation of any Capital Addition including disbursements under the Renovation Escrow Agreement ("Tenant's Capital Addition") (but excluding, in any event, any Capital Addition financed by or through Landlord including, without limitation, all Capital Additions paid for or financed through disbursements under the Renovation Funding Agreement), this Lease shall be and hereby is amended to provide as follows:

                  (a) Upon completion of any such Tenant's Capital Addition, Net Patient Revenues attributable to such Tenant's Capital Addition shall be excluded from Net Patient Revenues of the applicable Leased Property for purposes of calculating Additional Rent. The Net Patient Revenues attributable to any such Tenant's Capital Addition shall be deemed to be an amount (the "Added Value Percentage") which bears the same proportion to the total Net Patient Revenues from the entire Leased Property (including all Capital Additions) as the Fair market Added Value of such Capital Addition bears to the Fair Market Value of the entire Leased Property (including all Capital Additions) immediately after completion of such Tenant's Capital Addition. The Added Value Percentage for any Tenant's Capital Additions shall remain in effect until any subsequent Capital Addition is completed, at which time the Added Value Percentage will again be determined as provided above.

                  (b) There shall be no adjustment in the Minimum Rent by reason of any such Tenant's Capital Addition.

                  (c) Upon the expiration or earlier termination of this Lease (but if this Lease is terminated by reason of an Event of Default, only after Landlord is fully compensated for all damages resulting therefrom), Landlord shall compensate Tenant for all Tenant's Capital Additions in any of the following ways determined in Landlord's sole discretion:

                  (i) By purchasing such Tenant's Capital Additions from Tenant for cash in the amount of the then Fair Market Added Value of such Tenant's Capital Additions; or

                  (ii) By purchasing such Tenant's Capital Additions from Tenant by delivering to Tenant Landlord's purchase money promissory note in the amount of the Fair Market Added Value, which note shall be on then commercially reasonable terms and shall be secured by a mortgage on the Leased Property and such Tenant's Capital Additions subject to all existing mortgages and encumbrances on the Leased Property and such Tenant's Capital Additions at the time of such purchase; or

                  (iii) By assigning to Tenant the right to receive an amount equal to the Added Value Percentage (determined as of the date of the expiration or earlier termination of this Lease) of all rent and other consideration receivable by Landlord under any re-letting or other disposition of the Leased Property and such Tenant's Capital Additions, after deducting from such rent all costs and expenses incurred by Landlord in connection with such reletting or other disposition of the Leased Property and such Tenant's Capital Additions and all costs and expenses of operating and maintaining the Leased Property and such Tenant's Capital Additions during the term of any such new lease which are not borne by the tenant thereunder, with the provisions of this Section 6.2.2 to remain in effect until the sale or other final-disposition of the Leased Property and such Tenant's Capital Additions, at which time the Fair Market Added Value of such Tenant's Capital Addition shall be immediately due and payable, such obligation to be secured by a mortgage on the Leased Property and such Tenant's Capital Additions, subject to all existing mortgages and encumbrances on the Leased Property at the time of such purchase and assignment; or

                  (iv) By making such other arrangement regarding such compensation as shall be mutually acceptable to Landlord and Tenant.

         6.3  Non-Capital Additions.

         Tenant shall have the right, at Tenant's sole cost and expense to make additions, modifications or improvements to the applicable Leased Property which are not Capital Additions ("Non-Capital Additions") from time to time as Tenant, in its discretion, may deem desirable for the Primary Intended Use, provided that such action will not materially alter the character or purpose or materially detract from the value, operating efficiency or revenue producing capability of such Leased Property, or adversely affect the ability of Tenant to comply with the provisions of the applicable Lease, and, without limiting the foregoing will not adversely affect or violate any Legal Requirement or Insurance Requirement applicable to the applicable Leased Property. All such Non-Capital Additions shall, upon expiration or earlier-termination of the applicable Lease for such Leased Property, pass to and become the property of Landlord, free and clear of all encumbrances, other than Permitted Encumbrances.

         6.4  Salvage.

         All materials which are scrapped or removed in connection with the making of either Capital Additions or Non-Capital Additions or repairs required by Article 5 shall be or become the property of the party that paid for such work.

                                    ARTICLE 7

                                      LIENS

         7.1 Liens.

         Subject to Article 8, Tenant shall not directly or indirectly create or allow to remain and shall promptly discharge, at its expense, any lien, encumbrance, attachment, title retention agree ment or claim upon the applicable Leased Property or any attachment, levy, claim or encumbrance in respect of the Rent, other than (a) Permitted Encumbrances, (b) restrictions, liens and other encumbrances which are consented to in writing by Landlord, (c) liens for those taxes of Landlord which Tenant is not required to pay hereunder, (d) subleases permitted by Article 17, (e) liens for Impositions or for sums resulting from noncompliance with Legal Requirements so long as (i) the same are not yet payable, or (ii) are being contested in accordance with Article 8, (f) liens of mechanics, laborers, materialmen, suppliers or vendors incurred in the ordinary course of business that are not yet due and payable, or are for sums that are being contested in accordance with Article 8, and (g) any Facility Mortgages or other liens which are the responsibility of Landlord pursuant to the provisions of Article 22.

         7.2  Landlord's Lien.

         In addition to any statutory landlord's lien and in order to secure payment of the Rent and all other sums payable hereunder by Tenant and to secure payment of any loss, cost or damage which Landlord may suffer by reason of Tenant's breach of the applicable Lease, Tenant hereby grants unto Landlord a security interest in and an express contractual lien upon the Tenant's Personal Property (except motor vehicles), and all ledger sheets, files, records, documents and instruments (including, without limitation, computer programs, tapes and related electronic data processing) relating to the operation of the Facility located at the applicable Leased Property (the "Records") and all proceeds therefrom; and such Tenant's Personal Property shall not be removed from the applicable Leased Property at any time when a Default has occurred and is continuing.

         Upon Landlord's Landlord' request, Tenant shall execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in Tenant's Personal Property and in accordance with the provisions of the State. Tenant hereby grants Landlord an irrevocable limited power of attorney, coupled with an interest, to execute all such financing statements in Tenant's name, place and stead. The security interest herein granted is in addition to any statutory lien for the Rent.

                                    ARTICLE 8

                               PERMITTED CONTESTS

         Tenant shall have the right to contest the amount or validity of any Imposition, Legal Requirement, Insurance Requirement, lien, attachment, levy, encumbrance, charge or claim (collectively "Claims") as to the applicable Leased Property, by appropriate legal proceedings, conducted in good faith and with due diligence, provided that (a) the foregoing shall in no way be construed as relieving, modifying or extending Tenant's obligation to pay any Claims as finally determined, (b) such contest shall not cause Landlord or Tenant to be in default under any mortgage or deed of trust encumbering such Leased Property or any interest therein or result in or reasonably be expected to result in a lien attaching to such Leased Property, (c) no part of the applicable Leased Property nor any Rent therefrom shall be in any immediate danger of sale, forfeiture, attachment or loss, and (d) Tenant shall indemnify and hold harmless Landlord from and against any cost, claim, damage, penalty or reasonable expense, including reasonable attorneys' fees, incurred by Landlord in connection therewith or as a result thereof. Upon Landlord's request, Tenant shall either
(i) provide a bond or other assurance reasonably satisfactory to Landlord that all Claims which may be assessed against the applicable Leased Property, together with all interest and penalties thereon will be paid, or (ii) deposit within the time otherwise required for payment with a bank or trust company, as trustees as security for the payment of such Claims, an amount sufficient to pay the same, together with interest and penalties in connection therewith and all Claims which may be assessed against or become a Claim on the applicable Leased Property, or any part thereof, in connection with any such contest. Tenant shall furnish Landlord and any Facility Mortgagee with reasonable evidence of such deposit within five (5) days after request therefor. Landlord agrees to join in any such proceedings if required legally to prosecute such contest; provided, Landlord shall not thereby be subjected to any liability therefor (including, without limitation, for the payment of any costs or expenses in connection therewith). Tenant shall be entitled to any refund of any Claims and such charges and penalties or interest thereon which have been paid by Tenant or paid by Landlord and for which Landlord has been fully reimbursed by Tenant. If Tenant shall fail (x) to pay any Claims when finally determined, (y) to provide security therefor as provided in this Article 8, or (z) to prosecute any such contest diligently and in good faith, Landlord may, upon reasonable notice to Tenant (which notice may be oral and shall not be required if Landlord shall determine the same is not practicable), pay such charges, together with interest and penalties due with respect thereto, and Tenant shall reimburse Landlord therefor, upon demand, as Additional Charges.

                                    ARTICLE 9

                          INSURANCE AND INDEMNIFICATION

         9.1  General Insurance Requirements.

         Tenant shall at all times during the Term and at any other time Tenant shall be in possession of the applicable Leased Property, keep the applicable Leased Property and all property located in or on the applicable Leased Property, including Tenant's Personal Property, insured against the risks and in the amounts (unless Landlord shall agree in writing that Tenant may maintain insurance in lesser amounts) as follows:

                  (a) Loss or damage by fire, vandalism and malicious mischief, extended coverage perils, earthquake and all physical loss perils insurance, including but not limited to sprinkler leakage, in an amount equal to not less than one hundred percent (100%) of the then full Replacement Cost thereof (as defined in Section 9.2 below) with the usual extended coverage endorsements;

                  (b) Loss or damage by explosion of steam boilers, pressure vessels or other similar apparatus, now or hereafter installed in the Facility located at the Leased Property, in such amounts as may be reasonably required by Landlord or any Facility Mortgage from time to time;

                  (c) Business interruption and loss of rental under a rental value insurance policy covering risk of loss during the lesser of the first twelve (12) months of reconstruction or the actual reconstruction period necessitated by the occurrence of any of the hazards described in subparagraphs (a) and (b) above, in such amounts as may be customary for comparable properties in the area and in an amount sufficient to prevent Landlord or Tenant from becoming a co-insurer;

                  (d) Claims for personal injury or property damage under a policy of comprehensive general accident and public liability insurance (in the broadest form available, including, without limitation, broad form contractual liability, independent contractor's hazard and completed operations coverage), in an amount not less than Five Million Dollars ($5,000,000) per occurrence in respect of bodily injury and death and One Million Dollars ($1,000,000) in respect of property damage;

                  (e) Claims arising out of malpractice in an amount not less than Five Million Dollars ($5,000,000) for each person and for each occurrence;

                  (f) Flood (when the applicable Leased Property is located in whole or in part within an area identified as an area having special flood hazards and in which flood insurance has been made available under the National Flood insurance Act of 1968, as amended, or the Flood Disaster Protection Act of 1973, as amended (or any successor acts thereto)) and such other hazards and in such amounts as may be customary for comparable properties in the area;

                  (g) worker's compensation insurance coverage for all persons employed by Tenant on the applicable Leased Property with statutory limits and otherwise with limits of and provisions in accordance with the requirements of applicable local, State and federal law, and employer's liability insurance in such amounts as Landlord and any Facility Mortgagee shall reasonably require; and

                  (h) Such additional insurance as may be reasonably required, from time to time, by Landlord or any Facility Mortgagee.

         9.2  Replacement Cost.

         "Replacement Cost" as used herein, shall mean the actual replacement cost of the property requiring replacement from time to time, including an increased cost of construction endorsement, less exclusions provided in the standard form of fire insurance policy. In the event either party believes that the then full replacement cost less such exclusions has increased or decreased at any time during the Term, such party, at its own cost, shall have the right to have such full replacement cost redetermined by an accredited appraiser approved by the other, which approval shall not be unreasonably withheld or delayed. The party desiring to have the full replacement cost so redetermined shall forthwith, on receipt of such determination by such appraiser, give written notice thereof to the other. The determination of such appraiser shall be final and binding on the parties hereto, and Tenant shall forthwith conform the amount of the insurance carried to the amount so determined by the appraiser.

         9.3  Waiver of Subrogation.

         Landlord and Tenant agree that (insofar as and to the extent that such agreement may be effective without invalidating or making it impossible to secure insurance coverage from responsible insurance companies doing business in the State) with respect to any property loss which is covered by insurance then being carried by Landlord or Tenant, respectively, the party carrying such insurance and suffering said loss releases the other of and from any and all claims with respect to such loss; and they further agree that their respective insurance companies shall have no right of subrogation against the other on account thereof, even though extra premium may result therefrom. In the event that any extra premium is payable by Tenant as a result of this provision, Landlord shall not be liable for reimbursement to Tenant for such extra premium.

         9.4  Form Satisfactory, Etc.

         All  insurance  policies  and  endorsements  required  pursuant to this
Article 9 shall be fully paid for, nonassessable and contain such provisions and expiration dates and be in such form and amounts and issued by insurance carriers authorized to do business in the State in which the applicable Leased Property is located, having a general policy holder's rating of A or A+ in Best's latest rating guide and as otherwise shall be approved by Landlord. Without limiting the foregoing, such policies shall include no deductible
(unless agreed to in advance by Landlord) and shall name Landlord and any Facility Mortgagee as additional insured, as their interests may appear. All losses shall be payable to Landlord, any Facility Mortgagee or Tenant as provided in Article 10. Any loss adjustment in excess of $50,000.00 shall require the written consent of Landlord, Tenant, and each Facility Mortgagee. Tenant shall pay all insurance premiums, and deliver policies or certificates thereof to Landlord prior to their effective date (and, with respect to any renewal policy, ten (10) days prior to the expiration of the existing policy), and in the event Tenant shall fail either to effect such insurance as herein required, to pay the premiums therefor, or to deliver such policies or certificates to Landlord or any Facility Mortgagee at the times required, Landlord shall have the right, but not the obligation, to effect such insurance and pay the premiums therefor, which amounts shall be payable to Landlord, upon demand, as Additional Charges, together with interest accrued thereon at the Overdue Rate from the date such payment is made until the date repaid.

All such  policies  shall  provide  Landlord  (and any  Facility  Mortgagee,  if
required  by  the  same)  thirty  (30)  days'  prior   written   notice  of  any
modification, expiration or cancellation of such policy.

         9.5  Blanket Policy.

         Notwithstanding anything to the contrary contained in this Article 9, Tenant's obligation to maintain the insurance herein required may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Tenant; provided, that (a) the coverage thereby afforded will not be reduced or diminished from that which would exist under a separate policy meeting all other requirements of the applicable Lease, and (b) the requirements of this Article 9 are otherwise satisfied. Without limiting the foregoing the amounts of insurance that are required to be maintained pursuant to Section 9.1 shall be on a Facility by Facility basis, and shall not be subject to an aggregate limit.

         9.6  No Separate Insurance.

         Tenant shall not take out separate insurance, concurrent in form or contributing in the event of loss with that required by this Article 9, or increase the amount of any existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of such insurance, including, Landlord and all Facility Mortgagees, are included therein as additional insured, and the loss is payable under such insurance in the same manner as losses are payable under the applicable Lease. In the event Tenant shall take out any such separate insurance or increase any of the amounts of the then existing insurance, Tenant shall give Landlord prompt Notice thereof.

         9.7  Indemnification of Landlord.

         Tenant shall indemnify and hold harmless Landlord from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and reasonable expenses (including, without limitation, reasonable attorneys' fees), to the maximum extent permitted by law, imposed upon or incurred by or asserted against Landlord by reason of: (a) any accident, injury to or death of persons or loss of or damage to property occurring on or about the applicable Leased Property or adjoining sidewalks, including, without limitation, any claims of malpractice, (b) any past, present or future user misuse, non-use, condition, management, maintenance or repair by Tenant or anyone claiming under Tenant of the applicable Leased Property or Tenant's Personal Property or any litigation, proceeding or claim by governmental entities or other third parties to which Landlord is made a party or participant related to the applicable Leased Property or Tenant's Personal Property or such use, misuse, non-use, condition, management, maintenance, or repair thereof including, failure to perform obligations (other than Condemnation proceedings) to which Landlord is made a party, (c) any Impositions (which are the obligations of Tenant to pay pursuant to the applicable provisions of the applicable Lease), and (d) any failure on the part of Tenant or anyone claiming under Tenant to perform or comply with any of the terms of the applicable Lease. Notwithstanding the foregoing Tenant shall not be required to indemnify Landlord against any liabilities, obligations, claims, damages, penalties, causes of action, or costs that arise from events occurring after Landlord, or anyone claiming by, through or under Landlord (other than Tenant or anyone claiming by, through or under Tenant) shall take actual possession of the applicable Leased Property or directly result from the gross negligence or willful misconduct of Landlord. Tenant shall pay all amounts payable under this Section 9.8 within ten (10) days after demand therefor, and if not timely paid, such amounts shall bear interest at the overdue rate from the date of determination to the date of payment. Tenant, at its expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against Landlord or may compromise or otherwise dispose of the same, with Landlord's prior written consent (which consent may not be unreasonably withheld or delayed). The obligation of Tenant under this Section 9.8 shall survive the termination of the applicable Lease.

                                   ARTICLE 10

                                    CASUALTY

         10.1  Insurance Proceeds.

         All proceeds in excess of $10,000.00 payable by reason of any loss or damage to the applicable Leased Property, or any portion thereof, and insured under any policy of insurance required by Article 9 shall be paid to Landlord (subject to the provisions of Section 10.2). If Tenant is required to reconstruct or repair such Leased Property as provided herein, such proceeds shall be paid out by Landlord from time to time for the reasonable costs of reconstruction or repair of such Leased Property necessitated by such damage or destruction, subject to the provisions of Section 10.2.4. Any excess proceeds of insurance remaining after the completion of the restoration shall be paid to Landlord. In the event that Section 10.2.1 below is applicable, the insurance proceeds shall be retained by the party entitled thereto pursuant to Section
10.2.1. All salvage resulting from any risk covered by insurance shall belong to Landlord, except any salvage related to Tenant's Capital Additions and Tenant's Personal Property shall belong to Tenant.

         10.2  Damage or Destruction.

                  10.2.1  Damage or Destruction of Leased Property.

                  If, during the Term, the applicable Leased Property shall be either (a) totally or partially destroyed and the Facility located thereon is thereby rendered Unsuitable for Its Primary Intended Use or
         (b) totally destroyed, but the Facility located thereon is not thereby rendered Unsuitable for its Primary Intended Use, Tenant shall, at Tenant's option, exercisable by Notice to Landlord within thirty (30) days after the date of such damage or destruction, either irrevocably offer (i) to purchase such Leased Property (and the proceeds of any insurance payable as a result of such damage) from Landlord for a purchase price equal to the greater of (x)the Adjusted Purchase Price of such Leased Property or (y) the Fair Market Value Purchase Price of such Leased Property immediately prior to such damage or destruction or
         (ii) to substitute a new property for the applicable Leased Property in accordance with the provisions of Article 16 hereof. If Tenant shall fail to give such Notice, Tenant shall be deemed to have elected the option provided in clause (i) above; provided that in the case of total destruction of the Facility as described in clause (b), Tenant shall be deemed to have elected to restore the Facility as provided in Section
         10.2.4. In the event Landlord does not accept Tenant's offer to purchase the applicable Leased Property or substitute another property for the applicable Leased Property within thirty (30) days after receipt of Tenant's Notice of election, the applicable Lease with respect to the applicable Leased Property shall terminate without further liability hereunder and Landlord shall be entitled to retain the insurance proceeds payable on account of such damage. In the event Tenant purchases such Leased Property as provided in this Section 10.2.1, the insurance proceeds payable on account of such damage shall be paid to Tenant.

                  10.2.2  Partial Damage or Destruction.

                  If, during the Term, the applicable Leased Property shall be totally or partially destroyed but the Facility located thereon is not thereby rendered Unsuitable for Its Primacy Intended Use (provided Tenant has not elected to purchase such Leased Property or to substitute a property for such Leased Property as permitted under
         Section 10.2.1), Tenant shall promptly restore such Facility as provided in Section 10.2.4.

                  10.2.3  Insufficient Insurance Proceeds.

                  If the cost of the repair or restoration of the applicable Leased Property exceeds the amount of insurance proceeds received by Landlord pursuant to Article 9, upon the demand of Landlord, Tenant shall contribute any excess amounts needed to restore such Leased Property. Such difference shall be paid by Tenant to Landlord and held by Landlord, together with any other insurance proceeds, for application to the cost of repair and restoration.

                  10.2.4  Disbursement of Proceeds.

                  In the event Tenant is required to restore the applicable Leased Property pursuant to this Section 10.2, Tenant will, at its sole cost and expense, commence promptly and continue diligently to perform the repair and restoration of such Leased Property (hereinafter called the "Work"), or shall cause the same to be done, so as to restore such Leased Property in full compliance with all Legal Requirements and so that such Leased Property shall be at least equal in value and general utility to its and general utility value immediately prior to such damage or destruction. Subject to the terms hereof, Landlord shall advance the insurance proceeds (and the amounts paid to it pursuant to
         Section 10.2.3) to Tenant regularly during the repair and restoration period so as to permit payment for the cost of any such restoration and repair. Landlord may, at its option, condition advancement of said insurance proceeds and other amounts on (i) the absence of any Default,
         (ii) its approval of plans and specifications of an architect satisfactory to Landlord (which approval shall not be unreasonably withheld or delayed), (iii) general contractors' estimates, (iv) architect's certificates, (v) conditional lien waivers of general contractors, (vi) evidence of approval by all governmental authorities and other regulatory bodies whose approval is required and (vii) such other certificates as Landlord may, from time to time, reasonably require. Landlord's obligation to disburse insurance proceeds under this Article 10 shall be subject to the satisfaction of any applicable requirements of any Facility Mortgage, and the release of such proceeds by the applicable Facility Mortgagee to Landlord.

                  10.2.5  Termination of Applicable Lease.

                  If Landlord accepts Tenant's offer to purchase the applicable Leased Property or to substitute a new property in place of the applicable Leased Property, as provided herein, the applicable Lease shall terminate as to the applicable Leased Property upon payment of the purchase price therefor or substitution of the new property, and Landlord shall remit to Tenant all insurance proceeds pertaining to the applicable Leased Property then held by Landlord.

         10.3  Damage Near End of Term.

                  Notwithstanding any provisions of Section 10.1 or 10.2 to the contrary, if damage to or destruction of the applicable Leased Property occurs during the last eighteen (18) months of the then applicable Term (whether Fixed or Extended) of the applicable Lease, if Tenant has irrevocably waived, in writing, its right to extend the Term and to purchase the Collective Leased Properties as provided herein, and if such damage or destruction cannot reasonably be expected to be fully repaired and restored prior to the sixth month prior to the end of the then applicable Term, then Tenant shall have the right to terminate the applicable Lease on thirty (30) days prior Notice to Landlord by giving Notice thereof to Landlord within sixty (60) days after the date of such damage or destruction.

         10.4  Tenant's Property.

         All insurance proceeds payable by reason of any loss of or damage to any of Tenant's Personal Property or Tenant's Capital Additions shall be paid to Tenant and, to the extent necessary to repair or replace Tenant's Capital Additions or Tenant's Personal Property in accordance with Section 10.2.1, Tenant shall hold such proceeds in trust to pay the cost of repairing or replacing damaged Tenant's Personal Property or Tenant's Capital Additions.

         10.5  Restoration of Tenant's Property.

         If Tenant is required to restore the applicable Leased Property as hereinabove provided, Tenant, shall either (a) restore all alterations and improvements made by Tenant, Tenant's Personal Property and all Tenant's Capital Additions, or (b) replace such alterations and improvements, Tenant's Personal Property, and/or Tenant's Capital Additions with improvements or items of the same or better quality and utility in the operation of such Leased Property.

         10.6  Abatement of Rent.

         The applicable Lease shall remain in full force and effect and Tenant's obligation to make all payments of Rent (including, without limitation, Additional Rent) and to pay all other charges as and when required under such Lease shall remain unabated during the Term notwithstanding any damage involving the applicable Leased Property (provided that Landlord shall credit against such payments any amounts paid to Landlord as a consequence of such damage under any business interruption insurance obtained by Ten ant hereunder); provided, however, that effective upon the purchase of such Leased Property or termination of such Lease pursuant to and in accordance with Section 10.2, such Lease shall terminate except with respect to the obligations and liabilities of Tenant thereunder, actual or contingent, that arose prior to such termination. The provisions of this Article 10 shall be considered an express agreement governing any cause of damage or destruction to the applicable Leased Property and, to the maximum extent permitted by law, no local or State statute, laws, rules, regulation or ordinance in effect during the Term which provide for such a contingency shall have any application in such case.

         10.7  Termination of Rights of First Refusal and Option to Purchase.

         Any termination of the applicable Lease pursuant to this Article 10 shall cause any rights of first refusal and options to purchase granted to Tenant under the applicable Lease with respect to such Leased Property to be terminated and to be without further force or effect.

         10.8  Waiver.

         Tenant hereby waives any statutory rights of termination which may arise by reason of any damage or destruction of the applicable Leased Property which Landlord is obligated to restore or may restore under any of the provisions of the applicable Lease.

                                   ARTICLE 11

                                  CONDEMNATION

         11.1  Total Condemnation, Etc.

         If either (i) the whole of the applicable Leased Property shall be taken by Condemnation or (ii) a Condemnation of less than the whole of such Leased Property renders such Leased Property Unsuitable for Its Primary Intended Use, the Rent for such Leased Property shall abate in its entirety on the Date of Taking and Tenant and Landlord shall seek the Award for their interests in such Leased Property as provided in Section 11.5. If the Award received by Landlord for Landlord's interest if such Leased Property is less than the greater of (x) the Adjusted Purchase Price or (y) the Fair Market Value Purchase Price of such Leased Property immediately prior to such Condemnation, Tenant shall contribute and pay to Landlord the lesser of (1) the amount of Tenant's Award or (2) such shortfall; provided, however, that notwithstanding the foregoing, if the sum of the Awards received by Landlord and Tenant with respect to such Condemnation are less than the Adjusted Purchase Price of such Leased Property, Tenant shall pay the amount of such difference to Landlord, whether or not such amount exceeds Tenant's Award.

         11.2  Partial Condemnation.

         In the event of a Condemnation of less than the whole of the applicable Leased Property such that such Leased Property is still suitable for its Primary Intended Use, Tenant will, at its sole cost and expense, commence promptly and continue diligently to restore the untaken portion of the Leased Improvements on such Leased Property so that such Leased Improvements shall constitute a complete architectural unit of the same general character and condition (as nearly as may be possible under the circumstances) as the Leased Improvements existing immediately prior to such Condemnation, in full compliance with, all Legal Requirements. Subject to the terms hereof, Landlord shall contribute to the cost of restoration that part of the Award necessary to complete such repair or restoration, together with severance and other damages awarded for the taken Leased Improvements to Tenant regularly during the restoration period so as to permit payment for the cost of such repair or restoration. Landlord may, at its option, condition advancement of said Award and other amounts on (i) the absence of any Default, (ii) its approval of plans and specifications of an architect satisfactory to Landlord (which approval shall not be unreasonably withheld or delayed), (iii) general contractors' estimates, (iv) architect's certificates,
(v) conditional lien waivers of general contractors, (vi) evidence of approval by all governmental authorities and other regulatory bodies whose approval is required and (vii) such other certificates as Landlord may, from time to time, reasonably require. Landlord's obligation under this Section 11.2 to disburse the Award shall be subject to (1) the collection thereof by Landlord and (2) the satisfaction of any applicable requirements of any Facility Mortgage, and the release of such Award by the applicable Facility Mortgagee. If the cost of the restoration of the applicable Leased Property exceeds that part of the Award necessary to complete such restoration, together with severance and other damages awarded for the taken Leased Improvements, Tenant shall contribute upon the demand of Landlord any excess amounts needed to restore such Leased Property. Such difference shall be paid by Tenant to Landlord and held by Landlord, together with such part of the Award and such severance and other damages, for application to the cost of restoration.

         11.3  Abatement of Rent.

         Other than as specifically provided in this Master Lease Document, the applicable Lease shall remain in full force and effect and Tenant's obligation to make all payments of Rent (includ ing, without limitation, Additional Rent) and to pay all other charges as and when required under such Lease shall remain unabated during the Term notwithstanding any Condemnation involving the applicable Leased Property; provided, however, that effective upon the purchase of such Leased Property or the termination of the Lease pursuant to and in accordance with Section 11.1, such Lease shall terminate except with respect to the obligations and liabilities of Tenant thereunder, actual or contingent, that arose prior to such termination. The provisions of this Article 11 shall be considered an express agreement governing any Condemnation involving the applicable Leased Property and, to the maximum extent permitted by law, no local or State statute, laws, rules regulation or ordinance in effect during the Term which provide for such a contingency shall have any application in such case.

         11.4  Temporary Condemnation.

         In the event of any temporary Condemnation of all or any part of the applicable Leased Property or Tenant's interest under the applicable Lease of such Leased Property, the applicable Lease shall continue in full force and effect, and Tenant shall continue to pay, in the manner and on the terms therein specified, the full amount of the Rent. Tenant shall continue to perform and observe all of the other terms and conditions hereof on the part of the Tenant to be performed and observed. The entire amount of any Award made for such temporary Condemnation allocable to the Term, whether paid by way of damages, rent or otherwise, shall be paid to Tenant. Tenant shall, upon the termination of any such period of temporary Condemnation, at its sole cost and expenses restore such Leased Property to the condition that existed immediately prior to such Condemnation, in full compliance with all Legal Requirements, unless such period of temporary Condemnation shall extend beyond the expiration of the Term, in which event Tenant shall not be required to make such restoration.

         11.5  Allocation of Award.

         Except as provided in the second sentence of this Section 11.5, the total Award shall be solely the property of and payable to Landlord. Any portion of the Award made for the taking of Tenant's leasehold interest in the Leased Property, Tenant's Capital Additions, loss of business during the remainder of the Term, the taking of Tenant's Personal Property, or Tenant's removal and relocation expenses shall be the sole property of and payable to Tenant (subject to the provisions of Section 11.2 hereof). In any Condemnation proceedings, Landlord and Tenant shall each seek its own Award in conformity herewith, at its own expense.

         11.6  Termination of Rights of First Refusal and Option to Purchase.

         Any termination of the applicable Lease pursuant to this Article 11 shall cause any rights of first refusal and options to purchase granted to Tenant under the applicable Lease to be terminated and to be without further force or effect.

                                   ARTICLE 12

                              DEFAULTS AND REMEDIES

         12.1 Events of Default.

         The occurrence of any one or more of the following events shall constitute an "Event of Default" under the applicable Lease:

                  (a) an Event of Default (as defined therein) shall occur and be continuing under any Transaction Document (other than the applicable Lease); or

                  (b) Tenant shall fail to make any payment of the Rent or any other sum (including, but not limited to, payment of the purchase price for any of the Collective Leased Properties which Tenant shall be obligated or elects to purchase pursuant to the terms of this Master Lease Document or any Lease) payable hereunder for more than ten (10) days after the date when due; or

                  (c) Tenant shall default in the due observance or performance of any of the terms, covenants or agreements contained herein to be performed or observed by it relating to other than the payment of money and not otherwise referred to in this Section 12.1, and such default shall remain unremedied for ten (10) days after written notice thereof from Landlord, provided, however, that if such default is susceptible of cure but such cure cannot be accomplished with due diligence within such period of time, and if in addition Tenant commences to cure such default within ten (10) days after written notice thereof from Landlord, and thereafter prosecutes the curing of such default with all due diligence, such period of time shall be extended to such period of time (not to exceed an additional fifty (50) days) as may be necessary to cure such default with all due diligence, provided, further, however, that the period within which Tenant must commence-e such cure or complete such cure shall be extended by the number of days during which there shall exist any Unavoidable Delay; or

                  (d) Tenant shall default in due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to Section 7.1 or 9.1; or

                  (e)  any  Guarantor   shall  default  in  due  performance  or
         observance of any term, covenant or agreement on its part to be performed or observed pursuant to any Guaranty; or

                  (f) any of the Transaction Documents shall cease for any reason to be in full force and effect (other than as specifically provided therein, or released as provided therein), or Tenant or any Guarantor shall so assert in writing; or

                  (g) the occurrence of a default or breach of condition continuing beyond the expiration of any applicable grace period under the terms of any other agreement, document or instrument (including, without limitation, all leases and loan documents) evidencing any indebtedness, covenant, liability, obligation or undertaking due to, or made for the benefit of, Landlord and/or any of its Affiliates by (i) Tenant, (ii) any Affiliate of Tenant, (iii) any Guarantor, or (iv) any entity owned, legally or beneficially, by Tenant or any Guarantor, whether such indebtedness, covenants, liabilities, obligations or undertakings are direct or indirect, absolute or contingent, liquidated or unliquidated, due or to become due, joint, several or joint and several, primary or secondary, now existing or hereafter arising; or

                  (h) any obligation of Tenant or any Guarantor, or of any subsidiary of either, in respect of any indebtedness for borrowed money or for the deferred purchase price of any material property or services (including, without limitation, indebtedness under the TW Note, but excluding (1) trade accounts payable in the ordinary course of business on customary trade terms and (2) indebtedness or obligations under the Transaction Documents) (hereinafter, "Indebtedness for Borrowed Money") or any guaranty relating thereto shall be declared to be or shall become due and payable prior to the stated maturity thereof, or such Indebtedness for Borrowed Money shall not be paid as and when the same becomes due and payable, or there shall occur and be continuing any default under any instrument, agreement or evidence of indebtedness relating to any such indebtedness for Borrowed Money the effect of which is to permit the holder or holders of such instrument, agreement or evidence of indebtedness, or a trustee, agent or other representative on behalf of such holder or holders, to cause such Indebtedness for Borrowed money to become due prior to its stated maturity; or

                  (i) there shall occur a final unappealable determination by applicable state authorities of the revocation of any licenses, permits or approvals required for the lawful operation of the Facility located on the applicable Leased Property in accordance with its Primary Intended Use or the loss of any license under any other circumstances under which Tenant is required to cease its operation of such Facility in accordance with its Primary Intended Use as currently operated, and Tenant shall not, within thirty (30) days thereafter, have commenced appropriate procedures for the substitution of a new property therefor in accordance with the provisions of Article 16 hereof, or, if Tenant shall have commenced such procedures, the substitution of such new property shall not have occurred within ninety (90) days of such determination or loss; or

                  (j) any material representation or warranty made by or on behalf of Tenant or any Guarantor under or in connection with the applicable Lease or any of the other Transaction Documents, or in any document, certificate or agreement delivered pursuant to the terms of such Lease or any of the other Transaction Documents, shall prove to have been false or misleading in any material respect on the day when made or deemed made; or

                  (k) Tenant, AKS or AMSHC shall be generally not paying its debts as they become due, or Tenant or any Guarantor, or any subsidiary thereof, shall make a general assignment for the benefit of creditors; or

                  (l) any petition shall be filed by or against Tenant or any Guarantor or any subsidiary of either under the Federal bankruptcy laws, or any other proceeding shall be instituted by or  against  Tenant  or such  Guarantor  or  subsidiary  seeking  to
         adjudicate  it  a  bankrupt  or  insolvent,   or  seeking  liquidation,
         reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for Tenant or such Guarantor or subsidiary, or for any substantial part of the property of Tenant or such Guarantor or subsidiary, and such proceeding is not dismissed within ninety (90) days after institution thereof, or Tenant or such Guarantor or subsidiary shall take any action to authorize or effect any of the actions set forth above in this paragraph (l); or

                  (m) Tenant or any Guarantor or any subsidiary of either shall cause or institute any proceeding for its dissolution or termination; or

                  (n) Tenant shall voluntarily cease operations on the applicable Leased Property for a period in excess of thirty (30) consecutive days, except as a result of damage, destruction or partial or complete condemnation, and Tenant shall not within thirty (30) days thereafter, have commenced appropriate procedures for the substitution of a new property therefor in accordance with the provisions of Article 16 hereof, or, if Tenant shall have commenced such procedures, the substitution of such new property shall not have occurred within ninety
         (90) days of the cessation of such operations; or

                  (o) a default shall occur under any mortgage which is secured by Tenant's leasehold interest in the applicable Lease or the mortgagee under any such mortgage accelerates the indebtedness secured thereby or commences a foreclosure action in connection with said mortgage;

then, and in any such event, Landlord, by a vote of a majority of the Independent Trustees, may terminate the applicable Lease by giving Notice of such termination, and upon the expiration of the time, if any, fixed in such Notice, the Term shall terminate and all rights of Tenant under the applicable Lease shall cease. Landlord shall have all rights at law and in equity available to Landlord as a result of Tenant's breach of the applicable Lease.

         Upon the occurrence of an Event of Default, Landlord may, in addition to any other remedies provided herein, enter upon the applicable Leased Property or any portion thereof and take possession of any and all of Tenant's Personal Property and the Records (subject to any prohibitions or limitations to disclosure of any such data as described in Section 3.1.2(d)) on the applicable Leased Property, without liability for trespass or conversion (Tenant hereby waiving any right to notice or hearing prior to such taking of possession by Landlord) and sell the same at public or private sale, after giving Tenant reasonable notice of the time and place of any public or private sale, at which sale Landlord or its assigns may purchase all or any portion of such Personal Property unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in the applicable Lease at least five (5) days before the day of sale. The proceeds from any such disposition, less all expenses incurred in connection with the taking of possession, holding and selling of such property (including, reasonable attorneys' fees) shall be applied as a credit against the indebted ness which is secured by the security interest granted in Section 7.2. Any surplus shall be paid to Tenant or as otherwise required by law and Tenant shall pay any deficiency to Landlord, as Ad ditional Rent, upon demand.

         12.2  Remedies.

         Neither (a) the termination of the applicable Lease pursuant to Section 12.1, (b) the repossession of the applicable Leased Property or any portion thereof, (c) the failure of Landlord, notwithstanding reasonable good faith efforts, to relet the applicable Leased Property or any portion thereof, nor (d) the relenting of all or any portion thereof, shall relieve Tenant of its liability and obligations hereunder, all of which shall survive any such termination, repossession or reletting. In the event of any such termination, Tenant shall forthwith pay to Landlord all Rent due and payable with respect to the applicable Leased Property to and including the date of such termination. Thereafter, Tenant, until the end of what would have been the Term of the applicable Lease in the absence of such termination, and whether or not the applicable Leased Property or any portion thereof shall have been re-let, shall be liable to Landlord for, and shall pay to Landlord, as current damages, the Rent and other charges which would be payable hereunder for the remainder of the Term had such termination not occurred, less the net proceeds, if any, of any relenting of the applicable Leased Property, after deducting all expenses in connection with such re-letting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, advertising, expenses of employees, alteration costs and expenses of preparation for such relenting. Tenant shall pay such current damages to Landlord monthly on the days on which the Minimum Rent would have been payable hereunder if the applicable Lease had not been terminated. Additional Rent for the purposes of this Section
12.2 shall be a sum equal to the annual amount of the Additional Rent for the Fiscal Year immediately preceding the Fiscal Year in which the termination, re-entry or repossession takes place. If, however, such termination, re-entry or repossession occurs during the first full Fiscal Year after the Commencement Date, the Additional Rent for such Leased Property shall be determined based on the assumption that Additional Rent for such Leased Property would have continued to accrue at the same rate that it had for the period prior to such termination, re-entry or repossession determination.

         At any time after such termination, whether or not Landlord shall have collected any such current damages, as liquidated final damages and in lieu of all such current damages beyond the date of such termination, at Landlord's election, Tenant shall pay to Landlord either (a) an amount equal to the excess, if any, of the Rent and other charges which would be payable hereunder from the date of such termination (assuming that, for the purposes of this paragraph, annual payments by Tenant on account of Impositions would be the same as payments required for the immediately preceding twelve calendar months, or if less than twelve calendar months have expired since the Commencement Date, the payments required for such lesser period projected to an annual amount) for what would be the then unexpired term of the applicable Lease if the same remained in effect, over the Fair Market Rental for the same period, or (b) an amount equal to the lesser of (i) the Rent and other charges that would have been payable for the balance of the Term had it not been terminated, or (ii) the aggregate of the Minimum Rent, Additional Rent, Additional Charges and other charges accrued in the twelve (12) months ended next prior to such termination (without reduction for any free rent or other concession or abatement). In the event the applicable Lease is so terminated prior the expiration of the first full year of the Term, the liquidated damages which Landlord may elect to recover pursuant to clause
(b) (ii) of this paragraph shall be calculated as if such termination had occurred on the first anniversary of the Commencement Date. Nothing contained in the applicable Lease shall, however, limit or prejudice the right of Landlord to prove and obtain in proceedings for bankruptcy or insolvency an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater than, equal to, or less than the amount of the loss or damages referred to above.

         In case of any Event of Default, re-entry, expiration and dispossession by summary proceedings or otherwise, Landlord may (a) relet the applicable Leased Property or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord's option, be equal to, less than or exceed the period which would otherwise have constituted the balance of the Term and may grant concessions or free rent to the extent that Landlord considers advisable and necessary to relet the same, and (b) may make such reasonable alterations, repairs and decorations in the applicable Leased Property or any portion thereof as Landlord, in its sole judgment, considers it advisable and necessary for the purpose of reletting the applicable Leased Property; and the making of such alterations, repairs and decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to relet the applicable Leased Property, or, in the event that the applicable Leased

Property is relent for failure to collect the rent under such reletting. To the fullest extent permitted by law, Tenant hereby expressly waives any and all rights of redemption granted under any present or future laws in the event of Tenant being evicted or dispossessed, or in the event of Landlord obtaining possession of the applicable Leased Property, by reason of the violation by Tenant of any of the covenants and conditions of the applicable Lease.

         12.3  TENANT'S WAIVER.

         IF THE APPLICABLE LEASE IS TERMINATED PURSUANT TO SECTION 12.1 OR 12.2 HEREOF, TENANT WAIVES, TO THE EXTENT PERMITTED BY LAW, (A) ANY RIGHT TO A TRIAL BY JURY IN THE EVENT OF SUMMARY PROCEEDINGS TO ENFORCE THE REMEDIES SET FORTE IN THIS ARTICLE 12, AND (B) THE BENEFIT OF ANY LAWS NOW OR HEREAFTER IN FORCE EXEMPTING PROPERTY FROM LIABILITY FOR RENT OR FOR DEBT.

         12.4  Application of Funds.

         Any payments received by Landlord under any of the provisions of the applicable Lease during the existence or continuance of any Event of Default (and any payment made to Landlord rather than Tenant due to the existence of an Event of Default) shall be applied to Tenant's obligations under the applicable Lease and under the other Transaction Documents in such order as Landlord may determine or as may be prescribed by the laws of the State.

         12.5  Failure to Conduct Business.

         For the purpose of determining rental loss damages for Additional Rent, in the event Tenant shall fail to conduct its business at the applicable Leased Property for the Primary Intended Use, exact damages or the amount of Additional Rent being unascertainable, the Additional Rent for such Leased Property shall be deemed to be equal to the annual amount of the Additional Rent for the Fiscal Year immediately preceding the Fiscal Year in which such determination takes place. If, however, such determination occurs during the first full Fiscal Year after the Commencement Dater the Additional Rent for such Leased Property shall be determined based on the assumption that Additional Rent for such Leased Property would have continued to accrue at the same rate that it had for the period prior to such determination.

         12.6  Landlord's Right to Cure Tenant's Default.

         If an Event of Default shall have occurred and be continuing, Landlord, after Notice to Tenant (provided that no such notice shall be required if Landlord shall reasonably determine immediate action is necessary to protect person or property), without waiving or releasing any obligation of Tenant, and without waiving or releasing any Event of Default, may (but shall not be obligated to), at any time thereafter, make such payment or perform such act for the account and at the expense of Tenant, and may, to the extent permitted by law, enter upon the applicable Leased Property or an portion thereof for such purpose and take all such action thereon as, in Landlord's opinion, may be necessary or appropriate therefor, including the management of the Facility located on the applicable Leased Property by Landlord or its designee (which may include, without limitation, Greenery Managers, Inc.), and Tenant hereby irrevocably appoints, in the event of such election by Landlord, Landlord or its designee as manager of the Facility located on the applicable Leased Property and its attorney in fact for such purpose, irrevocably and coupled with an interest, in the name, place and stead of Tenant. No such entry shall be deemed an eviction of Tenant. All reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by Landlord in connection therewith, together with interest thereon (to the extent permitted by law) at the Overdue Rate from the date such sums are paid by Landlord until repaid, shall be paid by Tenant to Landlord, on demand.

         12.7  Trade Names.

         If the applicable Lease relating to a Facility is terminated for any reason, Tenant shall not thereafter use a Facility Trade Name in the same market in which such Facility is located in con nection with any business that competes with such Facility.

                                   ARTICLE 13

                                  HOLDING OVER

         Any holding over by Tenant after the expiration of the Term shall be treated as a daily tenancy at sufferance at a rate equal to 1-1/2 times the Minimum Rent and the Additional Rent then in effect plus Additional Charges and other charges herein provided (prorated on a daily basis). Tenant shall also pay to Landlord all damages (other than consequential damages) sustained by reason of any such holding over. Otherwise, such holding over shall be on the terms and conditions set forth in the applicable Lease, to the extent applicable. Nothing contained herein shall constitute the consent, express or implied, of Landlord to the holding over of Tenant after the expiration or earlier termination of the applicable Lease.

                                   ARTICLE 14

                               LANDLORD'S DEFAULT

         If Landlord shall default in the performance or observance of any of its covenants or obligations set forth in the applicable Lease, and such default shall continue for a period of thirty (30) days after Notice thereof from Tenant to Landlord and any applicable Facility Mortgagee, or such additional period as may be reasonably required to correct the same, Tenant may declare the occurrence of a "Landlord Default" by a second Notice to Landlord and to such Facility Mortgagee. Thereafter, Tenant may forthwith cure the same and, subject to the provisions of the following paragraph invoice Landlord for costs and expenses (including reasonable attorneys' fees and court costs) incurred by Tenant in curing the same together with interest from the date Landlord receives Tenant's invoice, at a rate equal to the lesser of the Overdue Rate or the maximum rate allowed by law. Tenant shall have no right to terminate the applicable Lease for any default by Landlord hereunder and no right, for any such default, to offset or counterclaim against any Rent or other charges due hereunder.

         If Landlord shall in good faith dispute the occurrence of any Landlord Default and Landlord, before the expiration of the applicable cure period, shall give written notice thereof to Tenant, setting forth, in reasonable detail, the basis therefor, no Landlord Default shall be deemed to have occurred and Landlord shall have no obligation with respect thereto until final adverse determination thereof. If Tenant and Landlord shall fail, in good faith, to resolve the dispute within ten (10) days after Landlord's notice of dispute, either may submit the matter for resolution to a court of competent jurisdiction.

                                   ARTICLE 15

                           PURCHASE OF LEASED PROPERTY

         In the event Tenant shall purchase the applicable Leased Property from Landlord pursuant to the terms of the applicable Lease, Landlord shall, upon receipt from Tenant of the applicable purchase price, together with full payment of any unpaid Rent and other charges due and payable with respect to any period ending on or before the date of the purchase, and so long as no Default shall have occurred and be continuing at such time (or, solely in the case of the purchase of the Collective Leased Properties pursuant to Section 21.4, so long as no Default involving the nonpayment of Rent shall have occurred and be continuing), deliver to Tenant a title insurance policy, together with an appropriate deed or other instruments, conveying the entire interest of Landlord in and to such Leased Property to Tenant, free and clear of all encumbrances created through the act or omission of Landlord other than (i) those liens, if any, which Tenant has agreed in writing to accept and take title subject to, and
(ii) encumbrances imposed on such Leased Property under Section 5.5 hereof. The difference between the applicable purchase price and the total cost of discharging the encumbrances described in clause (i) above shall be paid in cash to Landlord or as Landlord may direct, in federal or other immediately available funds. Other than as specifically provided above, such Leased Property shall be conveyed to Tenant on an "as is" basis, and in its then physical condition. The closing of any such sale shall be subject to all terms and conditions with respect thereto set forth in the applicable Lease and in the other Transaction Documents, and shall, unless waived by Tenant, be contingent upon and subject to Tenant's obtaining all required governmental consents and approvals for such transfer. All expenses of such conveyance, including, without limitation, all transfer and sales taxes, documentary fees, the fees and expenses of counsel to Landlord and the cost of any title examination or title insurance, shall be paid by Tenant.

                                   ARTICLE 16

                SUBSTITUTION OF PROPERTY FOR THE LEASED PROPERTY

         16.1  Tenant's Substitution Option.

         If (a) in the good faith judgment of Tenant, the Leased Property shall become Unsuitable for Its Primary Intended Use, and no Default shall have occurred and then be continuing, or (b) Tenant shall have voluntarily ceased operations on the applicable Leased Property or there shall have occurred a final unappealable determination by an applicable State authority of the revocation of any license, permit or approval required for the lawful operation of the Facility located on the applicable Leased Property in accordance with Primary Intended Use or the loss of any license under any other circumstances under which Tenant is required to cease its operation of such Facility in accordance with its Primary Intended Use, and no Event of Default shall have. occurred and then be continuing, Tenant shall have the right, subject to the conditions set forth in this Article 16, upon not less than thirty (30) days, and not more than ninety (90) days, prior Notice to Landlord, to substitute one or more properties (collectively, "Substitute Properties" or individually, "Substitute Property") on the date specified in such Notice (the "Substitution Date"); provided, however, if Tenant is required by court order or administrative action to divest or otherwise dispose of the applicable Leased Property in less than thirty (30) days and Tenant shall have given Landlord prior Notice of the filing of such court or administrative action and kept Landlord reasonably apprised of the status thereof, the time period shall be shortened appropriately to meet the reasonable needs of Tenant, but in no event less than ten (10) Business Days after the receipt by Landlord of such Notice. Such Notice shall (i) be in the form of an Officer's Certificate, setting forth in reasonable detail the reason(s) for the substitution and the proposed Substitution Date, and (ii) designate not less than two properties (or groups of properties), each of which properties (or groups of properties) shall provide Landlord with a yield (i.e., annual return on its equity in such property) substantially equivalent to Landlord's yield from the applicable Leased Property at the time of such proposed substitution (or in the case of substitution because of damage or destruction, the yield immediately prior to such damage or destruction) and as reasonably projected over the remaining Term of the applicable Lease, as determined by a majority of the Independent Trustees of Landlord and a majority of the Trustees of Landlord.

         16.2  Landlord's Substitution Option.

         If Tenant shall have voluntarily or involuntarily discontinued use of the applicable Leased Property for its business operations for a period in excess of one year, Landlord shall have the right, exercisable by thirty (30) days prior written notice to Tenant, to require Tenant to substitute a Substitute Property (in which event, Tenant shall comply with subparagraph 16.l(ii) within thirty (30) days thereafter).

         16.3  Substitution Procedures.

         (a) If either Landlord or Tenant shall initiate a substitution pursuant to Section 16.1 or 16.2 above, Landlord shall have a period of thirty (30) days within which to review the designated properties and such additional information as may be requested by Landlord and either accept or reject the Substitute
Properties so presented, unless Tenant is required by a court order or administrative action to divest or otherwise dispose of the Leased Property within a shorter time period, in which case the time period shall be shortened appropriately to meet the reasonable needs of Tenant, but in no event shall such period be less than ten (10) Business Days after Landlord's actual receipt of Tenant's notice (subject to further extension for any period of time in which Landlord is not timely provided with the information provided for in this
Section 16.3 and Section 16.4 below). Landlord and Tenant shall use good faith efforts to agree on a Substitute Property.

         (b) Tenant's right (and obligation) to offer to substitute a property as set forth in this Article is subject to (i) satisfaction of the conditions set forth in Section 16.4 below, (ii) determination by a majority of the Trustees and a majority of the Independent Trustees of Landlord, that the Substitute Property shall provide Landlord with a yield substantially equivalent to Landlord's yield from the Leased Property immediately before such substitution or such damage or destruction, as the case may be, and as projected over the remainder of the Term, and (iii) the delivery of an opinion of counsel for Landlord confirming that (w) the substitution of the Substitute Property for the Leased Property will qualify as an exchange solely of property of a like kind under Section 1031 of the Code, in which, generally, except for "boot", no gain or loss will be recognized by Landlord, (x) the substitution will not result in ordinary recapture income to Landlord pursuant to Code Section 1250(d)(4) or any other Code provision, (y) the substitution will result in income, if any, to the Landlord of a type described in Code Section 856(c)(2) or
(3) and will not result in income of the types described in Code Section 856(c)(4) or result in the tax imposed under Code Section 857(b)(6), and (z) the substitution, together with all other substitutions made or requested by Tenant or an Affiliate pursuant to any other lease with Landlord or other transfers of the Leased Property or properties leased under other such leases, during the relevant time period, will not jeopardize the qualification of Landlord as a real estate investment trust under Code Sections 856-860.

         (c) In the event  that the then  Fair  Market  Value of the  Substitute
Property or group of Substitute Properties minus the encumbrances assumed by Landlord, or as to which the Landlord will take the Substitute Property or group of Substitute Properties subject, as of the Substitution Date is greater than the then Fair Market Value Purchase p rice of the Leased Property minus the encumbrances assumed by Tenant, or as to which the Tenant will take the Leased Property subject, as of the Substitution Date (or in the case of damage or destruction, the Fair Market Value Purchase Price immediately prior to such damage or destruction), Landlord shall pay to Tenant an amount equal to the difference, subject to the limitation set forth below; in the event that such value of the Substitute Property or group of Substitute Properties is less than such value of the Leased Property, Tenant shall pay to Landlord an amount equal to the difference, subject to the limitation set forth below, provided, however, neither Landlord nor Tenant shall be obligated to consummate such substitution if such party would be required to make a payment (the "Cash Adjustment") to the other in excess of an amount equal to fifteen percent (15%) of the Fair Market Value of the Leased Property. Without limiting the effect of the preceding sentence, in the event that, on the Substitution Date, Landlord is obligated to pay a Cash Adjustment to Tenant and Landlord, by a vote of a majority of the Independent Trustees, shall elect not to make such payment in cash, Landlord shall provide Tenant with (and Tenant shall accept) a purchase money note and mortgage or deed of trust, on then commercially reasonable terms.

         (d) The Rent for such Substitute Property shall, in all respects, provide Landlord with a yield (i.e., annual return on its equity in such property) substantially equivalent to Landlord's yield from the Leased Property at the time of such substitution (or in the case of substitution because of damage or destruction the yield immediately prior to such damage or destruction) and as reasonably projected over the remaining Term, taking into account the Cash Adjustment paid or received by Landlord and any other relevant factors, as determined by a majority of the Independent Trustees and a majority of the Trustees.

         (e) The Adjusted Purchase Price of the Substitute Property shall be an amount equal to the Adjusted Purchase Price of the Leased Property (i) increased by any Cash Adjustment paid by Landlord pursuant to paragraph (d) above, or (ii) decreased by any Cash Adjustment paid by Tenant pursuant to paragraph (c) above.

         16.4  Conditions to Substitution.

         On the Substitution Date, the Substitute Property shall become the Leased Property hereunder, upon delivery by Tenant to Landlord of the following:

                  (a) An Officer's Certificate, and, with respect to the matters described in (ii), (iii) and (iv) below, an opinion of counsel to Tenant acceptable to Landlord, certifying that (i) the Substitute Property has been accepted by Tenant for all purposes of the applicable Lease and there has been no material damage to the improvements located thereon, nor is any condemnation or eminent domain proceeding pending with respect thereto; (ii) all appropriate permits, licenses and certificates (including, but not limited to, a permanent, unconditional certificate of occupancy and all certificates of need, licenses and provider agreements) which are necessary to permit the use of the Substitute Property in accordance with the provisions of the applicable Lease have been obtained and are in full force and effect; (iii) under applicable zoning and use laws, ordinances, rules and regulations, the Substitute Property may be used for the purposes contemplated by the applicable Lease and all necessary subdivision approvals, if any, have been obtained; (iv) there are no mechanics' or materialmen's liens outstanding or threatened to the knowledge of Tenant against the
         Substitute Property arising out of or in connection with the construction of the improvements thereon, other than those being contested by Tenant pursuant to Article 8 hereof; (v) no Default exists, and no defense, offset of claim exists with respect to any sums payable by Tenant hereunder; and (vi) any exceptions to Landlord's title to the Substitute Property do not materially interfere with the intended use of the Substitute Property by Tenant;

                  (b) A deed with limited warranties or assignment of a leasehold estate with limited warranties (as applicable) conveying to Landlord title to the Substitute Property free and clear of any liens or encumbrances, except those approved by Landlord;

                  (c) an amendment duly executed, acknowledged and delivered by Tenant, in form and substance satisfactory to Landlord, amending the applicable Lease to (i) correct the legal description of the Land, (ii) establish the Adjusted Purchase Price and Minimum Rent of the Substitute Property and (iii) make such other changes herein as may be necessary or appropriate under the circumstances;

                  (d) counterparts of a standard owner's or lessee's (as applicable) policy of title insurance covering the Substitute Property (or a valid, binding, unconditional commitment therefor), dated as of the Substitution Date, in current form and including mechanics' and materialmen's lien coverage, issued to Landlord by a title insurance company and in the form reasonably satisfactory to Landlord. Such policy shall (i) insure (x) Landlord's fee title or leasehold estate to the Substitute Property, subject to no liens or encumbrances except those approved by Landlord and (y) that any restrictions affecting the Substitute Property have not been violated; (ii) be in an amount at least equal to the Fair Market Value of the Substitute Property; and (iii) contain such affirmative coverage endorsements as Landlord shall reasonably request;

                  (e) certificates of insurance with respect to the Substitute Property fulfilling the requirements of Article 9;

                  (f) current appraisals or other evidence satisfactory to Landlord, in its sole discretion as to the then current Fair Market Values and the projected residual values of such Substitute Property and the applicable Leased Property;

                  (g) all available revenue data relating to the Substitute Property for the period from the date of opening for business of the Facility on such Substitute Property to the date of Tenant's most recent Fiscal Year end, or for the most recent three (3) years, whichever is less;

                  (h) written confirmation from any guarantor of Tenant's obligations under the applicable Lease; and

                  (i) such other certificates, documents, opinions of counsel and other instruments as may be reasonably required by Landlord.

         16.5  Conveyance to Tenant.

         On the Substitution Date, Landlord shall convey the Leased Property to Tenant in accordance with the provisions of Article 15 hereof (except as to payment of any expenses in connection therewith which shall be governed by
Section 16.6 below) upon conveyance to Landlord of the Substitute Property, as appropriate.

         16.6  Expenses.

         Tenant shall pay or cause to be paid, on demand, all reasonable costs and expenses paid or incurred by Landlord in connection with the substitution and conveyance of the Leased Property and Substitute Property, including, but not limited to, (a) reasonable fees and expenses of counsel, (b) all printing expenses, (c) the amount of filing, registration and recording taxes and fees,
(d) the cost of preparing and recording, if appropriate, a release of the Leased Property from the lien of any mortgage, (e) brokers' fees and commissions, (f) documentary stamp and transfer taxes, (g) title insurance charges and premiums, and (h) escrow fees.

                                   ARTICLE 17

                            SUBLETTING AND ASSIGNMENT

         17.1 Subletting and Assignment.

         Except as provided in Section 17.3 below, Tenant shall not, without the prior written consent of a majority of the Independent Trustees and a majority of the Trustees, assign, mortgage, pledge, hypothecate, encumber or otherwise transfer the applicable Lease or sublease (which term shall be deemed to include the granting of concessions and licenses and the like) all or any part of the applicable Leased Property or suffer or permit the applicable Lease or the leasehold estate created hereby or thereby or any other rights arising under the applicable Lease to be assigned, transferred, mortgaged, pledged, hypothecated or encumbered, in whole or in part, whether voluntarily, involuntarily or by operation of law, or permit the use or occupancy of the applicable Leased Property by anyone other than Tenant, or the applicable Leased Property to be offered or advertised for assignment or subletting except as hereinafter provided. For purposes of this Section 17.1, an assignment of the applicable Lease shall be deemed to Include any change in control of Tenant or any transaction pursuant to which Tenant is merged or consolidated with another entity or pursuant to which all or substantially all of Tenant's assets are transferred to any other entity, as if such change in control or transaction were an assignment of the applicable Lease. Changes in control of Tenant shall include, without limitation, transfers (by one or more transfers) of the stock or partnership or beneficial interests or other evidences of ownership of Tenant or the issuance of additional stock or partnership or beneficial interests or other indicia of ownership in Tenant which cause a change in the control of Tenant.

         If the applicable Lease is assigned or if the applicable Leased Property or any part thereof are sublet (or occupied by anybody other than Tenant and its employees) Landlord, after an Event of Default occurs and is continuing, may collect the rents from such assignee subtenant or occupant, as the case may be, and apply the not amount collected to the Rent herein reserved, but no such collection shall be deemed a waiver of the provisions set forth in the first paragraph of this Section 17.1, the acceptance by Landlord of such assignee, subtenant or occupant, as the case may be, as a tenant, or a release of Tenant from the future performance by Tenant of its covenants, agreements or obligations contained in the applicable Lease.

         No subletting or assignment shall in any way impair the continuing primary liability of Tenant hereunder, and no consent to any subletting or assignment in a particular instance shall be deemed to be a waiver of the prohibition set forth in this Section 17.1. No assignment, subletting or occupancy shall affect the Primary Intended Use. Any subletting, assignment or other transfer of Tenants interest in the applicable Lease in contravention of this
Section 17.1 shall be voidable at Landlord's option.

         17.2  Required Sublease Provisions.

         Any sublease of all or any portion of the applicable Leased Property shall provide (a) that it is subject and subordinate to the applicable Lease and to the matters to which the applicable Lease and such Lease is or shall be subject or subordinate; (b) that in the event of termination of such Lease or reentry or dispossession of Tenant by Landlord under such Lease, Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor under such sublease, and such subtenant shall, at Landlord's option attorn to Landlord pursuant to the then executory provisions of such sublease, except that neither Landlord nor any Facility Mortgagee, as holder of a mortgage or as Landlord under the applicable Lease, if such mortgagee succeeds to that position, shall (i) be liable for any act or omission of Tenant under such sublease, (ii) be subject to any credit, counterclaim, offset or defense which theretofore accrued to such subtenant against Tenant, (iii) be bound by any previous modification of such sublease not consented to in writing by Landlord or by any previous prepayment of more than one (1) month's Rent, (iv) be bound by any covenant of Tenant to undertake or complete any construction of such Leased Property or any portion thereof, (v) be required to account for any security deposit of the subtenant other than any security deposit actually delivered to Landlord by Tenant, (vi) be bound by any obligation to make any payment to such subtenant or grant any credits, except for services, repairs, maintenance and restoration provided for under the sublease that are performed after the date of such allotment, (vii) be responsible for any monies owing by Tenant to the credit of such subtenant, or (viii) be required to remove any Person occupying such Leased Property or any part thereof; and (c) in the event the sublessee receives a written Notice from Landlord or the Facility mortgagee, if any, stating that an Event of Default has occurred and is continuing, the sublessee shall thereafter be obligated to pay all rentals accruing under said sublease directly to the party giving such Notice or as such party may direct. All rentals received from the sublessee by Landlord or the Facility Mortgagee, if any, as the case may be, shall be credited against the amounts owing by Tenant under the applicable Lease; and such sublease shall provide that the subtenant thereunder shall, at the request of Landlord, execute a suitable instrument in confirmation of such agreement to attorn. An original counterpart of each such sublease and assignment and assumption, duly executed by Tenant and such sublessee or assignee, as the case may be, in form and substance satisfactory to Landlord, shall be delivered promptly to Landlord and (a) in the case of an assignment, the assignee shall assume in writing and agree to keep and perform all of the terms of the applicable Lease on the part of Tenant to be kept and performed and shall be, and become, jointly and severally liable with Tenant for the performance thereof and (b) in case of either an assignment or subletting, Tenant shall remain primarily liable, as principal rather than as surety, for the prompt payment of the Rent and for the performance and observance of all of the covenants and conditions to be performed by Tenant hereunder.

         The provisions of this Section 17.2 shall not be deemed a waiver of the provisions set forth in the first paragraph of Section 17.1.

         17.3  Permitted Sublease.

         Notwithstanding the foregoing, but subject to the provisions of Section
17.4 below and any other express conditions or limitations set forth herein, Tenant may, in each instance after Notice to Landlord, sublease space at the applicable Leased Property for laundry, commissary or child care purposes in furtherance of the Primary Intended Use, so long as such sublease would not reduce the number of licensed beds at the applicable Facility, would not violate or affect any Legal Requirement, Insurance Requirement, and Tenant has provided such additional insurance coverage applicable to the activities to be conducted in such subleased space as is acceptable to Landlord in its discretion.

         17.4  Sublease Limitation.

         Anything contained in this Lease to the contrary notwithstanding, Tenant shall not sublet the applicable Leased Property on any basis such that the rental to be paid by the sublessee thereunder would be based, in whole or in part, on either (a) the income or profits derived by the business ' activities of the sublessee, or (b) any other formula such that any portion of the sublease rental would fail to qualify as "rents from real property" within the meaning of
Section 856(d) of the Code, or any similar or successor provision thereto.

                                   ARTICLE 18

                              ESTOPPEL CERTIFICATES

         At any time and from time to time, upon not less than ten (10) days prior Notice by Landlord, Tenant shall furnish to Landlord an Officer's Certificate certifying that the applicable Lease is unmodified and in full force and effect (or that the applicable Lease is in full force and effect as modified and setting forth the modifications), the date to which the Rent has been paid, that Tenant is not in default in the performance or observance of any of the terms of the applicable Lease and that no event exists which with the giving of notice, lapse of time, or both, would constitute a Default or an Event of Default, or if a Default or an Event of Default shall exist, specifying in reasonable detail such Default or an Event of Default, and the steps being taken to remedy the same, and such additional information as Landlord may reasonably request. Any such certificate furnished pursuant to this Section may be relied upon by Landlord and any prospective purchaser or mortgagee of the applicable Leased Property.

                                   ARTICLE 19

                           LANDLORD'S RIGHT TO INSPECT

         Tenant shall permit Landlord and its authorized representatives to inspect the applicable Leased Property during usual business hours upon not less than three (3) Business Days notice, and to make such repairs as Landlord is permitted or required to make pursuant to the terms of the applicable Lease; provided that any inspection or repair by Landlord or its representatives will not unreasonably interfere with Tenant's use and operation of applicable Leased Property.

                                   ARTICLE 20

                                    APPRAISAL

         20.1  Appraisal Procedure.

         In the event that it becomes necessary to determine the Fair Market Value or Fair Market Rental of any property for any purpose of the applicable Lease, and the parties cannot agree amongst themselves on such Fair Market Value or Fair Market Rental, Tenant may request that Landlord select, or Landlord may on its own initiative select, a Qualified Appraiser (as hereinafter defined). If Tenant does not accept the Fair Market Value or Fair Market Rental, as the case may be, of such property as of the relevant date as determined by such Qualified Appraiser, Tenant may, within ten (10) days after receiving the report of such Qualified Appraiser, by written notice to Landlord, appoint a Second Qualified Appraiser. If Tenant does not so appoint a Second Qualified Appraiser within such ten (10) day period, Tenant shall be deemed to have accepted the Fair Market Value or Fair Market Rental determined by the first Qualified Appraiser. The two appraisers so designated shall meet within ten (10) days after the second appraiser as designated, and, if within ten (10) days after the second appraiser is designated, the two appraisers do not agree upon the Fair Market Value or Fair Market Rental, as the case may be, of any property as of the relevant date, the two appraisers shall designate a third Qualified Appraiser, within ten (10) days thereafter. In the event that the two appraisers are unable to agree upon the appointment of a third Qualified Appraiser within such ten
(10) day period, either Landlord or Tenant, on behalf of both, may then request appointment of such appraiser the then president of the American Arbitration Association. In the event of a failure, refusal or inability of any appraiser to a new appraiser shall be appointed in his stead, which appointment shall be made in the same manner as hereinabove provided for the appointment of such appraiser so failing, refusing or being unable to act. in the event that all appraisers cannot agree upon such value ten (10) days as aforesaid, each appraiser shall submit his appraisal of such value to the other two appraisers in writing, and such value shall be determined by calculating the average of the two numerically closest (or, if the values are equidistant, all three) values determined by the three appraisers.

         "Qualified Appraiser" shall mean any disinterested person who is a member in good standing of the American Institute of Real Estate Appraisers or the American Society of Real Estate Counselors (or the successor to either of such organizations) and who has had not less than ten (10) years experience in appraising and valuing, commercial buildings in the State.

         The costs (other than Landlord's counsel fees) of such appraisal shall be borne by Tenant. Upon determining such value, the appraisers shall promptly notify Landlord and Tenant in writing of such determination. If any party shall fail to appear at the hearings appointed by the appraisers, the appraisers may act in the absence of such party.

         The determination of the board of appraisers (or the single qualified Additional Appraiser, as appropriate) made in accordance with the foregoing provisions shall be final and binding upon the parties, such determination may be entered as an award in arbitration in a court of competent jurisdiction, and judgment thereon may be entered.

         20.2  Landlord's Right to Appraisal.

         Landlord shall have the right, exercisable at any time during the Term, to appoint a Qualified Appraiser (which may include, without limitation, Valuation Counselors, Inc.) to perform a complete appraisal of the applicable Leased Property (such appraisal may, if Landlord requests, include complete valuations of such Leased Property based upon (i) the "Cost Approach", (ii) the "Market Approach" and (iii) the "Income Approach"), which appraisal shall met all requirements of any state or Federal bank regulatory authority that Landlord considers relevant. The costs of such appraisal shall be borne by Tenant and shall be included as part of the Additional Charges. Such right may not be exercised more than once during the Term.

                                   ARTICLE 21

                   RIGHTS OF FIRST REFUSAL; OPTION TO PURCHASE

         21.1  First Refusal to Purchase.

         Provided, (a) no Default has occurred and is continuing, (b) the Leases for each of the Collective Leased Properties shall be in full force and effect (other than Leases that have been terminated in accordance with the provisions hereof (other than after the occurrence of an Event of Default, and (c) other than as expressly permitted by Article 16, Tenant shall not have assigned the Leases any of the Collective Leased Properties or subleased all or any portion of the Collective Leased Properties, during the Term and for sixty (60) days after the expiration of the Term Tenant shall have a right of first refusal option to purchase the applicable Leased Property (subject to Section 22.1) upon the same price, terms and conditions as Landlord shall propose to sell such Leased Property, or upon the same price, terms and conditions of any written offer from a third party to purchase such Leased Property which Landlord intends to accept (or has accepted subject to Tenant's right of first refusal herein provided). If during the Term and for sixty (60) days after the expiration of the Term, Landlord reaches such agreement with a third party or proposes to offer the applicable Leased Property for sale, Landlord shall promptly give Notice to Tenant of the purchase price and all other material terms and conditions of such agreement or proposed sale and Tenant shall have sixty (60) days thereafter to exercise Tenant's right of first refusal to purchase by written notice to Landlord thereof. Failure of Tenant to respond within such 60-day period shall be deemed a waiver of Tenant's right to purchase such Leased Property pursuant to this Article 21. If Tenant exercises its right of first refusal, the sale to Tenant shall be consummated upon the same terms and conditions as contained in such agreement or Landlord's notice of the proposed sale (including all terms' certain in such agreement or notice relating to any security deposit or fee, and the date of closing). Such sale to Tenant shall be made in accordance with the provisions of Article 15, to the extent not inconsistent herewith, no later than the closing date (or, if no closing date is specified in such agreement or notice, the date that such offer terminates) specified in such agreement or notice. If Tenant shall not exercise its option to purchase within the time period and in the manner above provided, Landlord shall be free to sell such Leased Property to any third party at a price and upon terms substantially similar to and in any event no less favorable to Landlord than those offered to Tenant. Tenant shall be entitled to exercise its right of first refusal as provided in Section 21.1 as to any subsequent or proposed sale during the Term.

         Tenant's right of first refusal shall be applicable to all sales or promised sales of any parts of the applicable Leased Property and the price at which Tenant may so purchase such parts shall be the lesser of (a) the proposed sale price of the parts or (b) the then Fair Market Value Purchase Price of the parts of the applicable Leased Property.

         21.2  First Refusal to Lease.

         Provided (a) this Lease shall not have been terminated in connection with an Event of Default, and (b) other than as expressly permitted by Article 17 hereof, Tenant shall not have assigned this Lease or subleased all or any portion of the Leased Property, Tenant shall have a first refusal option to lease the Leased Property for a period of sixty (60) days after the expiration of the Term, upon the same terms and conditions as Landlord shall proposes to lease the Leased Property or upon the same terms and conditions of any offer from any third party which Landlord intends to accept (or has accepted subject to Tenant's right of first refusal herein provided). If, at any time prior to the expiration of such sixty (60) day period, Landlord reaches such agreement with a third party or proposes to lease the Leased Property to a third party, Landlord shall promptly notify Tenant of the rental rates and all other material terms of such agreement or proposal and Tenant shall have five (5) days after receipt of such notice within which time to exercise its option. Landlord and Tenant shall enter into a new lease of the Leased Property, in form reasonably satisfactory to both Landlord and Tenant, as soon as practicable after the date of receipt by Landlord of Tenant's election to exercise such option. Failure of Tenant to give such notice to Landlord within such five (5) day period or to enter into such new lease within fifteen
(15) days after exercise of such option shall be deemed a waiver of Tenant's rights pursuant to this Section 21.2.

         21.3 Landlord's Option to Purchase the Tenant's Personal Property; Transfer of Licenses.

         Effective on not less than fifteen (15) days' prior notice given at any time within sixty (60) days prior to expiration of the Term (or such shorter period as shall be appropriate if the applicable Lease is terminated prior to its expiration date), Landlord shall have the option to purchase all (but not less than all) of Tenant's Personal Property (except motor vehicles), if any, at the expiration or termination of the applicable Lease, for an amount equal to the then fair market value thereof (determined in accordance with the appraisal procedures set forth in Article 20), subject to, and with appropriate price adjustments for, all equipment leases, conditional sale contracts, security interests and other encumbrances to which such Tenant's Personal Property is subject. Tenant's Personal Property will be conveyed to Landlord on an "s-is"basis, in its then current condition and state of repair. Tenant shall provide Landlord with warranties of title, reflecting no encumbrances as to which adjustments to the purchase price thereof, as required by the previous sentence, have not been made. Failure of Landlord to notify Tenant of the election of its option the purchase Tenant's Personal Property by the fifteenth day prior to the termination of the applicable Lease shall be deemed to constitute a waiver of Landlord's right to purchase Tenant's Personal Property at the applicable Leased Property. Upon the expiration or sooner termination of the applicable Lease, or upon management of the Facility located on the applicable Leased Property by the Landlord or its designee, Tenant shall use all reasonable efforts to transfer and assign to Landlord or its designee, or assist Landlord or its designee in obtaining, any contracts, licenses, and certificates required for the then operation of such Facility.

         21.4  Tenant's Option to Purchase the Collective Leased Properties.

         Provided (a) no Default involving the nonpayment of Rent shall have occurred and be continuing, (b) the Leases for each of the Collective Leased Properties shall be in full force and effect (other than Leases that have been terminated in accordance with the provisions hereof, other than after the occurrence of an Event of Default), and (c) other than as expressly permitted by
Article 17, Tenant shall not have assigned the Leases for any of the Collective Leased Properties or subleased all or any portion of the Collective Leased Properties, Tenant shall have the option, exercisable on not less than twelve
(12) months prior Notice to Landlord, to purchase all, but not less than all, the Collective Leased Properties (other than those Collective Leased Properties whose Leases have been terminated in accordance with the provisions of Article 10 or Article 11) upon the expiration of the Fixed Term or any Extended Term, each for a purchase price equal to the sum of the greater of (i) ninety percent (90%) of the Fair Market Value Purchase Price of such Collective Leased Property as of the expiration of the Fixed Term or Extended Term, as the case may be, or
(ii)(1) if such option is exercised at the end of the Fixed Term, one hundred twenty percent (120%) of the Adjusted Purchase Price of such Collective Leased Property, (2) if such option is exercised at the end of the first Extended Term, one hundred fifty percent (150%) of such Adjusted Purchase Price, (3) if such option is exercised at the end of the second Extended Term, two hundred percent (200%) of such Adjusted Purchase Price or (4) if such option is exercised at the end of the third Extended Term, three hundred percent (300%) of such Adjusted Purchase Price. Such purchase by Tenant shall be made in ac cordance with the provisions of Article 15.

                                   ARTICLE 22

                               FACILITY MORTGAGES

         22.1  Landlord may Grant Liens.

         Without the consent of Tenant, Landlord may, subject to the terms and conditions set forth in this Section 22.1, from time to time, directly or indirectly, create or otherwise cause to exist any lien, encumbrance or title retention agreement ("Encumbrance") upon the applicable
Leased Property, or any portion thereof or interest therein, whether to secure any borrowing or other means of financing or refinancing. Any such Encumbrance shall include the right to prepay (whether or not subject to a prepayment penalty) and shall provide (subject to Section 22.2 below) that it is subject to the rights of Tenant under the applicable Lease, including the rights of Tenant to acquire such Leased Property pursuant to the applicable provisions of the applicable Lease (except Tenant's right of first refusal to purchase such Leased Property shall not apply upon foreclosure or transfer in lieu thereof, provided, that any such purchaser or transferee (a) shall take title subject to Tenant's rights to acquire such Leased Property pursuant to the applicable Lease, (b) shall agree to give Tenant the same notice, if any, given to Landlord of any default or acceleration of any obligation with respect to such Encumbrance, and (c) shall agree to permit Tenant to appear by its representative and bid at any sale in foreclosure made with respect to any such Encumbrance).

         22.2  Subordination of Lease.

         Subject to Section 22.1 above and the last paragraph of this Section 22.2, the applicable Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate to any ground or master lease, and all renewals, extensions, modifications and replacements thereof, and to all mortgages and deeds of trust, which may now or hereafter affect the applicable Leased Property or any improvements thereon and/or any of such leases, whether or not such mortgages or deeds of trust shall also cover other lands and/or buildings and/or leases, to each and every advance made or hereafter to be made under such mortgages and deeds of trust, and to all renewals, modifications, replacements and extensions of such leases and such mortgages and deeds of trust and all consolidations of such mortgages and deeds of trust. This Section shall be self-operative and no further instrument of subordination shall be required. in confirmation of such subordination, Tenant shall promptly execute, acknowledge and deliver any instrument that Landlord, the lessor under any such lease or the holder of any such mortgage or the trustee or beneficiary of any deed of trust or any of their respective successors in interest may reasonably request to evidence such subordination. Any lease to which the applicable Lease is, at the time referred to, subject and subordinate is herein called "Superior Lease" and the lessor of a Superior Lease or its successor in interest at the time referred to, is herein called "Superior Landlord" and any mortgage or deed of trust to which the applicable Lease is, at the time referred to, subject and subordinate, is herein called "Superior Mortgage" and the holder, trustee or beneficiary of a Superior mortgage is herein called "Superior Mortgagee".

         If any Superior Landlord or Superior Mortgagee or the nominee or designee of any Superior Landlord or Superior Mortgagee shall succeed to the rights of Landlord under the applicable Lease, whether through possession or foreclosure action or delivery of a new lease or deed, or otherwise, then at the request of such party so succeeding to Landlord's rights (herein called "Successor Landlord") and upon such Successor Landlord's written agreement to accept Tenant's attornment, Tenant shall attorn to and recognize such Successor Landlord as Tenant's landlord under the applicable Lease, and shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment. Upon such attornment, the applicable Lease shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in the applicable Lease, except that the Successor Landlord (unless formerly the landlord under the applicable Lease or its nominee or designee) shall not be (a) liable in any way to Tenant for any act or omission, neglect or default on the part of Landlord under the applicable Lease, (b) responsible for any monies owing by or on deposit with Landlord to the credit of Tenant, (c) subject to any counterclaim or set off which theretofore accrued to Tenant against Landlord,
(d) bound by any modification of the applicable Lease subsequent to such Superior Lease or Mortgage, or by any previous prepayment of Minimum Rent or Additional Rent for more than one (1) month, which was not approved in writing by the Superior Landlord or the Superior Mortgagee thereto, (e) liable to the Tenant beyond the Successor Landlord's interest in the applicable Leased Property and the rents, income, receipts, revenues, issues and profits issuing from such Leased Property, (f) responsible for the performance of any work to be done by the Landlord under the applicable Lease to render the applicable Leased Property ready for occupancy by Tenant, or (g) required to remove any Person occupying the applicable Leased Property or any part thereof, except if such person claims by, through or under the Successor Landlord. Tenant agrees at any time and from time to time to execute a suitable instrument in confirmation of Tenant's agreement to attorn, as aforesaid.

         Tenant's obligation to subordinate the applicable Lease and Tenant's rights hereunder to any Superior Mortgage or Superior Lease and to attorn to any Successor Landlord, shall be conditioned upon Landlord obtaining from any Superior Mortgagee or Superior Landlord, an agreement which shall be executed by Tenant and such Superior Mortgagee or Superior Landlord which shall provide in substance that so long as no Event of Default exists as would entitle Landlord or any such Superior Mortgagee or Superior Landlord to terminate the applicable Lease or would cause, without any further action of Landlord or such Superior Mortgagee or Superior Landlord, the termination of the applicable Lease or would entitle Landlord or such Superior Mortgagee or Superior Landlord to dispossess Tenant, the applicable Lease shall not be terminated nor shall Tenant's use, possession or enjoyment of the applicable Leased Property, in accordance with the terms and provisions of the applicable Lease, be interfered with, nor shall the leasehold estate granted by the applicable Lease be affected in any other manner, in any foreclosure or any action or proceeding instituted under or in connection with such Superior Mortgage or Superior Lease, or in the event such Superior Mortgagee or Superior Landlord takes possession of the applicable Leased Property pursuant to any provisions of such Superior Mortgage or Superior Lease, unless Landlord or such Superior Mortgagee or Superior Landlord would have had such right of termination pursuant to the applicable Lease. Such agreement shall be in form customarily used by the holder of any such Superior Mortgage or Superior Lease.

         22.3  Notice to Mortgagee and Ground Landlord.

         Subsequent to the receipt by Tenant of notice from any Person that it is a Facility Mortgagee, or that it is the ground lessor under a lease with Landlord, as ground lessee, which includes the applicable Leased Property as part of the demised premises, no notice from Tenant to Landlord as to the applicable Leased Property shall be effective unless and until a copy of the same is given to such Facility Mortgagee or ground lessor and the curing of any of Landlord's defaults by such Facility Mortgagee or ground lessor shall be treated as performance by Landlord.

                                   ARTICLE 23

                                  MISCELLANEOUS

         23.1  No Waiver.

         No failure by Landlord to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of rent during the continuance of any such breach shall constitute a waiver of any such breach or of any such term. To the extent permitted by law, no waiver of any breach shall affect or alter the applicable Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

         23.2  Remedies Cumulative.

         To the extent permitted by law, each legal, equitable or contractual right, power and remedy of Landlord, now or hereafter provided either in the applicable Lease or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Landlord of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Landlord of any or all of such other rights powers and remedies.

         23.3  Acceptance of Surrender.

         No surrender to Landlord of the applicable Lease or of the applicable Leased Property or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Landlord and no act by Landlord or any representative or agent of Landlord, other than such a written acceptance by Landlord, shall constitute an acceptance of any such surrender.

         23.4  No Merger of Title.

         It is expressly acknowledged to be the intent of the parties that there shall be no merger of the applicable Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly (a) the applicable Lease or the leasehold estate created hereby or any interest in the applicable Lease or such leasehold estate and (b) the fee estate or ground landlord's interest in the applicable Leased Property.

         23.5  Conveyance by Landlord.

         If Landlord or any successor owner of the applicable Leased Property shall convey such Leased Property in accordance with the terms hereof other than as security for a debt, and the grantee or transferee of such Leased Property shall expressly assume all obligations of Landlord hereunder arising or accruing from and after the date of such conveyance or transfer, Landlord or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of Landlord under the applicable Lease arising or accruing from and after the date of such conveyance or other transfer as to such Leased Property and all such future liabilities and obligations shall thereupon be binding upon the new owner.

         23.6  Quiet Enjoyment.

         So long as Tenant shall pay the Rent as the same becomes due and shall substantially comply with all of the terms of the applicable Lease and perform its obligations hereunder and thereunder, Tenant shall peaceably and quietly have, hold and enjoy the applicable Leased Property for the Term hereof, free of any claim or other action by Landlord or anyone claiming by, through or under Landlord, but subject to (i) any Encumbrance permitted under Article 22, or otherwise permitted to be created by Landlord hereunder, (ii) all liens and encumbrances of record as of the date hereof, (iii) liens as to obligations of Landlord that are either not yet due or which are being contested in good faith and by proper proceedings, and (iv) liens that have been consented to in writing by Tenant. Except as otherwise provided in the applicable Lease, no failure by Landlord to comply with the foregoing covenant shall give Tenant any right to cancel or terminate the applicable Lease or abate, reduce or make a deduction from or offset against the Rent or any other sum payable under the applicable Lease, or to fail to perform any other obligation of Tenant hereunder.

         23.7  NON-LIABILITY OF TRUSTEES.

         THE DECLARATION OF TRUST ESTABLISHING LANDLORD, DATED OCTOBER 9, 1986, A COPY OF WHICH, TOGETHER WITH ALL ACCOUNTANTS THERETO

(THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF AS SESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME: "HEALTH AND REHABILITATION PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF LANDLORD SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, LANDLORD. ALL PERSONS DEALING WITH LANDLORD, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF LANDLORD FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

         23.8  Landlord's Consent of Trustees.

         Where provision is made in the applicable Lease for Landlord's consent and Landlord shall fail or refuse to give such consent, Tenant shall not be entitled to any damages for any with holding by Landlord of its consent, it being intended that Tenant's sole remedy shall be an action for specific performance or injunction, and that such remedy shall be available only in those cases where Landlord has expressly agreed in writing not to unreasonably withhold its consent.

         23.9  Memorandum of Lease.

         Neither Landlord nor Tenant shall record the applicable Lease or this Master Lease Document. However, Landlord and Tenant shall promptly, upon the request of either, enter into a short form memorandum of the applicable Lease, in form suitable for recording under the laws of the State in which reference to the applicable Lease and the Master Lease Document, and all options contained herein, shall be made. Tenant shall pay all costs and expenses of recording such memorandum.

         23.10  Notices.

         Any notice, request, demand, statement or consent ("Notice") desired or required to be given hereunder shall be in writing-and shall be delivered by hand, sent by certified mail, return receipt requested, sent by a nationally recognized commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid, or sent by facsimile transmission, and shall be deemed given (i) when actually delivered, if delivered by hand, (ii) upon receipt, if sent by certified mail, (iii) the next Business Day after being placed in the possession of an overnight delivery service, if sent by an overnight delivery service or (iv) if sent by facsimile transmission, when electronic indication of receipt is received, and shall be addressed as follows:

         If to Tenant:              AMS Properties, Inc.
                                    200 East Del Mar, Suite 126
                                    Pasadena, California 91105
                                    Attn:  General Counsel

         With a copy to:            Andrews & Kurth
                                    555 South Flower Street
                                    Los Angeles, California   90071
                                    Attn: Everett W. Benton, Esq.

         If to Landlord:            Health and Rehabilitation Properties Trust
                                    400 Centre Street
                                    Newton, Massachusetts 02158
                                    Attn: President

         In each case
         with copies to:            Sullivan & Worcester
                                    One Post Office Square
                                    Boston, Massachusetts 02109
                                    Attn: Lena G. Goldberg, Esq.

or at such other place as any party hereto may from time to time hereafter designate to the other in writing. Any Notice given to Tenant from Landlord shall not imply that such Notice or any further or similar Notice was or is required.

         23.11  Incorporation by Reference.

         All of the representations, warranties and covenants of Tenant contained in the Acquisition Agreement and in each of the other Transaction Documents to which Tenant is a party are hereby incorporated by reference herein.

         23.12  Construction.

         Anything contained in the applicable Lease to the contrary notwithstanding, (i) all claims against, and liabilities of, Tenant or Landlord arising prior to any date of termination of the applicable Lease shall survive such termination and (ii) neither party hereto shall be liable for any consequential damages suffered by the other party as the result of a breach by such party of its obligations owed to the other party. If any term or provision of the applicable Lease or any application thereof shall be invalid or unenforceable, the remainder of the applicable Lease and any other application of such term or provisions shall not be affected thereby. If any late charges or any interest rate provided for in any provision of this Lease are based upon a rate in excess of the maximum rate permitted by applicable law, the parties agree that such charges shall be fixed at the maximum permissible rate. Neither the applicable Lease nor any provision hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the party to be charged. All the terms and provisions of the applicable Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Each term or provision of this Master Lease Document or the applicable Lease to be performed by Tenant shall be construed as an independent covenant and condition. Time is of the essence with respect to the exercise of any rights of Tenant under this Master Lease Document and the applicable Lease. Except as otherwise set forth in this Master Lease Document, any obligations of Tenant (including without limitation, any monetary, repair and indemnification obligations) shall survive the expiration or sooner termination of the applicable Lease. The headings in the applicable Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         23.13  GOVERNING LAW.

         THE APPLICABLE LEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE.

         IN WITNESS WHEREOF, the parties have executed this Master Lease Document as a sealed instrument as of the date first above written.

                                    LANDLORD:

                                    HEALTH AND REHABILITATION
                                    PROPERTIES TRUST, a Maryland real estate investment trust


                                    By: /s/ David J. Hergarty
                                             Its: Treasurer

                                     TENANT:

                                     AMS PROPERTIES, INC.


                                     By: /s/
                                              Its: President

                      SCHEDULE I TO MASTER LEASE DOCUMENT,
                          GENERAL TERMS AND CONDITIONS


                  1. An acquisition agreement, dated as of the date hereof (the "Closing Date") among AMS Holding Co. ("AMSHC"), American Medical Services, Inc. ("AMS"), AMS Properties, Inc. ("AMS Properties"), HostMasters, Inc. ("HMI") and Health and of IMP of ) Rehabilitation Properties Trust ( as the same may be amended, modified or supplemented from time to time.

         AMSHC Documents

                  2. A guaranty, dated as of the Closing Date, from AMSHC in favor of HRP pursuant to which all obligations of AMS Properties are guaranteed, as the same may be amended, modified or supplemented from time to time;

                  3. A pledge agreement, dated as of the Closing Date, from AMSHC to HRP and consented to by AMS, as the same may be amended, modified or supplemented from time to time, pursuant to which all shares of capital stock of AMS (the "AMS Shares") shall be pledged to HRP, together with certificates relating to the AMS Shares and stock powers relating to such shares;

                  4. A security agreement, dated as of the Closing Date, from AMSHC to HRP granting HRP a security interest in all now owned and hereafter acquired tangible personal property and all accounts receivable, contract rights and general intangibles of AMSEC, as the same may be amended, modified or supplemented from time to time;

                  5. A collateral assignment of contracts and permits, dated as of the Closing Date, from AMSHC to HRP assigning to HRP all contracts and permits of AMSHC, as the same may be amended, modified or supplemented from time to time; and

                  6. A subordination agreement, dated as of the Closing Date, among AMSHC as subordinate creditor, AMS Properties as debtor, and ERP as senior creditor, as the same may be amended, modified or supplemented from time to time.

AMS Documents

                  7. A guaranty, dated as of the Closing Date, from AMS in favor of HRP pursuant to which all obligations of AMS Properties under the Transaction Documents are guaranteed, as the same may be amended, modified or supplemented from time to time;

                  8. A pledge agreement, dated as of the Closing Date, from AMS to HRP and consented to by AMS Properties, as the same may be amended, modified or supplemented from time to timer pursuant to which all shares of capital stock of AMS Properties shall be pledged to HRP, together with certificates relating to the AMS Properties shares and stock powers relating to such shares;

                  9. A pledge agreement, dated as of the Closing Date, from AMS to HRP and consented to by AMS Greentree Inc., a Wisconsin corporation and a wholly-owned subsidiary of AMS ("AMS Greentree"), as the same may be amended, modified or supplemented from time to time, pursuant to which all shares of the capital stock of AMS Greentree will be pledged to HRP, together with certificates relating to the shares of AMS Greentree and stock powers relating to such shares;

                  10. A pledge agreement, dated as of the Closing Date, from AMS to HRP and consented to by AMS Leisure, Inc., a Wisconsin corporation and a wholly-owned subsidiary of AMS ("AMS Leisure"), as the same may be amended, modified or supplemented-from time to time, pursuant to which all shares of the capital stock of AMS Leisure will be pledged to RRP, together with certificates relating to the shares of AMS Leisure and stock powers relating to such shares;

                  11. A pledge agreement, dated as of the Closing Date from AMS to HRP and consented to by AMS Rehab, Inc., a Delaware corporation and a wholly-owned subsidiary of AMS ("AMS Rehab"), as the same may be amended, modified or supplemented from time to time, pursuant to which all shares of the capital stock of AMS Rehab will be pledged to HRP, together with certificates relating to the shares of AMS Rehab and stock powers relating to such shares;

                  12. A pledge agreement, dated as of the Closing Date, from AMS to HRP and consented to by American-Cal Medical Services, Inc., a California corporation and a wholly owned subsidiary of AMS ("Am-Cal"), as the same may be amended, modified or supplement-t-e-d-from time to time, pursuant to which all shares of the capital stock of Am-Cal will be pledged to HRP, together with certificates relating to the shares of Am Cal and stock powers relating to such shares;

                  13. A pledge agreement, dated as of the Closing Date, from AMS to HRP and consented to by American-Cal Medical Services, No. 1, Inc., a California corporation and a wholly owned subsidiary of AMS ("Am-Cal No. 1"), as the same may be amended, modified or supplemented from time to time, pursuant to which all shares of the capital stock of Am-Cal No. I will be pledged to HRP, together with certificates relating to the shares of Am-Cal No. 1 and stock powers relating to such shares;

                  14. Leasehold mortgages, each dated as of the Closing Date, between AMS as mortgagor and HRP as mortgagee with respect to each of the following leased properties of AMS:

                           a. Camellia Health Care Center located at Aurora, Colorado; and

                           b. Valley Manor Health Care Center located at Aurora,
                  Colorado;

                  15. A leasehold mortgage, dated as of the Closing Date, between AMS and AMS Greentree as mortgagors and HRP as mortgagee with respect to the leased property of AMS and AMS Greentree known as AMS Greentree Health Care Center located at Glendale, Wisconsin ("AMS Greentree Facility"), as the same may be amended, from time to time;

                  16. A security agreement, dated as of the Closing Date, from AMS to HRP granting HRP a security interest in all now owned and hereafter acquired tangible personal property and all accounts receivable, contract rights and general intangibles of AMS, as the same may be amended, modified or supplemented from time to time;

                  17. A collateral assignment of contracts and permits, dated as of the Closing Date, from AMS to HRP assigning to HRP all contracts and permits of AMS, as the same may be amended, modified or supplemented from time to time; and

                  18. A subordination agreement, dated as of the Closing Date, among AMS as subordinate creditor, AMS Properties as debtor and HRP as senior creditor, as the same may be amended, modified or supplemented from time to time.

         AMS Properties Documents

                  19. The Promissory Note, dated as of the Closing Date, from AMS Properties to the order of HRP, as the same may be amended, modified or supplemented from time to time;

                  20. The ERP Shares Pledge Agreement, dated as of the closing Date, from AMS Properties to ERP, as the same may be amended, modified or supplemented from time to time;

                  21. The Voting Trust Agreement, dated as of the Closing Date, from AKS Properties to HRPT Advisors, Inc., as voting trustee, as the same may be amended, modified or supplemented from time to time;

                  22. The mortgages or deeds of trust (the "Mortgages"), each dated as of the Closing Date, by AMS Properties as mortgagor in favor of HRP as mortgagee or to a trustee for the benefit of with respect to each property of AMS Properties described in Exhibits F-1 through F-2 (the "Mortgaged Property"), as the same may be amended, modified of supplemented from time to time;

                  23. A security agreement, dated as of the Closing Date, from AMS Properties to HRP granting HRP a security interest in all now owned and hereafter acquired tangible personal property and all accounts receivable, contract rights and general intangibles of AMS Properties, as the same may be amended, modified or supplemented from time to time;

                  24. A collateral assignment of contracts and permits, dated as of the Closing Date, from AMS Properties to HRP assigning to HRP all contracts and permits relating to any licensed nursing home, retirement center, congregate living facility, pharmacy or other facility offering related health care products or services being operated or proposed to be operated (collectively, the "Facilities"), as the same may be amended, modified or supplemented from time to time;

                  25. A renovation funding agreement , dated as of the Closing Date, between AMS Properties and HRP pursuant to which AMS Properties shall agree to cause certain renovations, repairs and improvements to the Collective Lease Properties, as the same may be amended, modified or supplemented from time to time;

                  26. A renovation escrow agreement, dated as of the Closing Date, between AMS Properties and HRP pursuant to which HRP shall agree to hold the certain proceeds from the sale by AMS Properties of the Mortgaged Property for the purposes of making certain renovations, repairs and improvements to the Collective Lease Properties as provided therein, as the same may be amended, modified or supplemented from time to time;

                  27. A Memorandum of option and Right of First Refusal, and as of the Closing Date, between AMS Properties and HRP, pursuant to which AMS Properties shall grant HRP an option to purchase the Pacific Crest Health Care Center, located at Gresham, Oregon ("Pacific Crest"), as the same may be amended, modified or supplemented from time to time;

                  28. A Memorandum of Option and Right of First Refusal, dated as of the Closing Date, between AMS Properties and HRP, pursuant to which AMS Properties shall grant HRP an option to purchase the Northwest Health Care Center, located at Milwaukee, Wisconsin ("Northwest"), as the same may be amended, modified or supplemented from time to time;

                  29. A Memorandum of option and Right of First Refusal, dated as of the Closing Date, between AMS Properties and HRP, pursuant to which AMS Properties shall grant HRP an Option to purchase the River Hills East Health Care Center, located at Milwaukee, Wisconsin ("River Hills East"), as the same may be amended, modified or supplemented from time to time;

                  30. A Memorandum of Option and Right of First Refusal, dated as of the Closing Date, between AMS Properties and HRP, pursuant to which AMS Properties shall grant HRP an option to purchase the River Hills West Health Care Center, located at Pewaukee, Wisconsin ("River Hills West"), as the same may be amended, modified or supplemented from time to time; and

                  31. A Memorandum of Option and Right of First Refusal, dated as of the Closing Date, between AMS Properties and HRP, pursuant to which AMS Properties shall grant HRP an option to purchase the
         Lakefront Health Care Center, located at Mequon, Wisconsin ("Lakefront"), as the same may be amended, modified or supplemented from time to time.

HMI Documents

                  32. A guaranty, dated as of the Closing Date, from Hostmasters, Inc., a California corporation in favor of HRP pursuant to which all obligations of AMS Properties are guaranteed, as the same may be amended, modified or supplemented from time to time;

                  33. A pledge agreement dated as of the Closing Date, from HMI to HRP and consented to by AMSHC, pursuant to which all shares of the capital stock of AMSHC shall be pledged to HRP, together with certificates relating to such shares and stock powers relating thereto, as the same may be amended, modified or supplemented from time to time;

                  34. Leasehold mortgages, each dated as of the Closing Date, between HMI as mortgagor and HRP as mortgagee with respect to each of the following leased properties of HMI:

                           a.   Cambridge   Care  Center  located  in  Petaluma,
                  California;

                           b. Redwood Christian Convalescent Hospital located in
                  Napa, California;

                           c. Vale Care Center located in San Pedro, California;

                           d. Brighton  Convalescent Center located in Pasadena,
                  California;

                           e.   Pineridge   Care   Center   located  in  Sylmar,
                  California; and

                           f. Desert  Valley  Rehab  Medical  Center  located in
                  Phoenix, Arizona;

                  35. A security agreement, dated as of the Closing Date, from HMI to HRP granting HRP a security interest in all now owned or hereafter acquired tangible personal property and all accounts receivable, contract rights and general intangibles of HMI, as the same may be amended, modified or supplemented from time to time;

                  36. A collateral assignment of contracts and permits, dated as of the Closing Date, from HMI to HRP assigning to HRP all contracts and permits of EMI, as the same may be amended, modified or supplemented from time to time; and

                  37. A subordination agreement, dated as of the Closing Date, among HMI as subordinate creditor, AMS Properties as debtor and HRP as senior creditor, as the same may be amended, modified or supplemented from time to time.

HMICC Documents

                  38. A guaranty, dated as of the Closing Date, from HMI Convalescent Care, Inc., a California corporation and a wholly-owned subsidiary of HMI ("HMICC") in favor of HRP pursuant to which all obligations of AMS Properties under the Transaction Documents are guaranteed, as the same may be amended, modified or supplemented from time to time;

                  39. Leasehold mortgages each dated as of the Closing Date between HMICC as mortgagor and HRP as mortgagee with respect to each of the following leased properties of HMICC:

                           a. Pacific Care Convalescent Hospital located in Oakland, California; and

                           b. Fruitvale Care  Convalescent  Hospital  located in
                  Oakland, California;

                  40. A security agreement, dated as of the Closing Date from SHICC to MTP granting HRP a security interest in all now owned or hereafter acquired tangible personal property and all accounts receivable, contract rights and general intangibles of E24ICC, as the same may be amended, modified or supplemented from time to time;

                  41. A collateral assignment of contracts and permits, dated as of the Closing Date from HMICC to HRP assigning to HRP all contracts and permits of HMICC, as the same may be amended, modified or supplemented from time to time; and

                  42. A subordination agreement dated as of the Closing Date among HMICC as subordinate creditor, AMS Properties as debtor and HRP as senior creditor, as the same may be amended, modified or supplemented from time to time.

AMS Greentree Documents

                  43. A guaranty, dated as of the Closing Date, from AMS Guarantee in favor of HRP pursuant to which all obligations of AMS Properties under the Acquisition Agreement, Agreement to Lease, Mortgage Loan Agreement, Lease, Promissory Note, Security Documents and each of the other documents, instruments, and agreements delivered pursuant thereto (the "Transaction Documents") are guaranteed, as the same may be amended, or supplemented from time to time;

                  44. A leasehold mortgage, dated as of the Closing Date, between AMS and AMS Greentree as mortgagors and HRP as mortgagee with respect to the AMS Greentree Facility, as the same may be amended, modified or supplemented from time to time;

                  45. A security agreement, dated as of the Closing Date, from AMS Greentree to HRP granting HRP a security interest in all now owned or hereafter acquired tangible personal property and all accounts receivable, contract rights and general intangibles of AMS Greentree, as the same may be amended, modified or supplemented from time to time;

                  46. A collateral assignment of contracts and permits, dated as of the Closing Date, from AMS Greentree to HRP assigning to HRP all contracts and permits owned by AMS Greentree, as the same may be amended, modified or supplemented from time to time; and

                  47. A subordination agreement, dated as of the Closing Date, among AMS Greentree as subordinate creditor, AMS Properties as debtor and HRP as senior creditor, as the same may be amended, modified or supplemented from time to time.

AMS Leisure Documents

                  48. A guaranty, dated as of the Closing Date, from AMS Leisure in favor of HRP pursuant to which all obligations of AMS Properties under the Transaction Documents are guaranteed, as the same may be amended, modified or supplemented from time to time;

                  49. A security agreement, dated as of the Closing Date, from AMS Leisure to HRP granting HRP a security interest in all now owned or hereafter acquired tangible personal property and all accounts receivable, contract rights and general intangibles of AMS Leisure, as the same may be amended, modified or supplemented from time to time;

                  50. A collateral assignment of contracts and permits, dated as of the Closing Date, from AMS Leisure to HRP assigning to HRP all contracts and permits owned by AMS Leisure as the same may be amended, modified or supplemented from time to time; and

                  51. A subordination agreement, dated as of the Closing Date, among AMS Leisure as subordinate creditor, AMS Properties as debtor and HRP as senior creditor, as the same may be amended, modified and supplemented from time to time.

AMS Rehab Documents

                  52. A guaranty, dated as of the Closing Date, from AMS Rehab in favor of HRP pursuant to which all obligations of AMS Properties under the Transaction Documents are guaranteed, as the same may be amended, modified or supplemented from time to time;

                  53. A leasehold mortgage, dated as of the Closing Date, between AMS-Rehab as mortgagor and HRP as mortgagee with respect to the leased property of AMS-Rehab known as Saline (Rehab) Health Care Center, and located at Ann Arbor, Michigan, as the same may be amended, modified or supplemented from time to time;

                  54. A security agreement, dated as of the Closing Date, from AMS Rehab to HRP granting HRP a security interest in all now owned or hereafter acquired tangible personal property and all accounts receivable, contract rights and general intangibles of AMS Rehab, as the same may be amended, modified or supplemented from time to time;

                  55. A collateral assignment of contracts and permits, dated as of the Closing Date, from AMS Rehab to HRP assigning to HRP all contracts and permits owned by AMS Rehab, as the same may be amended, modified or supplemented from time to time; and

                  56. A subordination agreement, dated as of the Closing Date, among AMS Rehab as subordinate creditor, AMS Properties as debtor and HRP as senior creditor, as the same may be amended, modified or supplemented from time to time.

Am-Cal Documents.

                  57. A guaranty, dated as of the Closing Date, from Am-Cal in favor of HRP pursuant to which all obligations of AMS Properties under the Transaction Documents are guaranteed, as the same may be amended, modified or supplemented from time to time;

                  58. Leasehold mortgages, each dated as of the Closing Date, between Am-Cal as mortgagor and HRP as mortgagee with respect to each of the following !eased properties of Am-Cal:

                           a. Inglewood Health Care Center located at Los Angeles, California; and

                           b. Santa  Monica  Health Care  Center  located at Los
                  Angeles, California;

                  59. A security agreement, dated as of the Closing Date from AM-Cal to HRP granting HRP a security interest in all now owned or hereafter acquired tangible personal property and all accounts receivable, contract rights and general intangibles of Am-Cal, as the same may be amended, modified or supplemented from time to time;

                  60. A collateral assignment of contracts and permits, dated as of the Closing Date, from Am-Cal to ERP assigning to HRP all contracts and permits owned by Am-Cal, as the same may be amended, modified or supplemented from time to time; and

                  61. A subordination agreement, dated as of the Closing Date, among Am-Cal as subordinate creditor, AMS Properties as debtor and HRP as senior creditor, as the same may be amended, modified or supplemented from time to time.

Am-Cal No. 1 Documents

                  62. A guaranty, dated as of the Closing Date, from Am-Cal No. 1 in favor of HRP, as the same may be amended, modified or supplemented from time to time, pursuant to which all obligations of AMS Properties under the Transaction Documents are guaranteed;

                  63. Leasehold mortgages, each dated as of the Closing Date, between Am-Cal No. I as mortgagor and HRP as mortgagee with respect to each of the following leased properties of Am-Cal No. 1:

                           a. Newport Villa Health Care Center located at Newport Beach, California; and

                           b. Newport  Villa West Health Care Center  located at
                  Newport Beach, California;

                  64. A security agreement, dated as of the Closing Date, from Am-Cal No. I to HRP granting HRP a security interest in all now owned or hereafter acquired tangible personal property and all accounts receivable, contract rights and general intangibles of Am-Cal No. 1, as the same may be amended to modified or supplemented from time to time;

                  65. A collateral assignment of contracts and permits, dated as of the Closing Date, from Am-Cal No. I to HRP assigning to HRP all contracts and permits owned by Am-Cal No. 1, as the same may be amended, modified or supplemented from time to time; and

                  66. A subordination agreement, dated as of the Closing Date, among Am-Cal No. 1 as subordinate creditor, AMS Properties as debtor and HRP as senior creditor, as the same may be amended, modified or supplemented from time to time.

                                                     Exhibit A-1 to Master
                                                     Lease Document, General
                                                     Terms and Conditions

Facility Name                        State           Offered Services
-------------                        -----           ----------------
Flagship                             CA              Skilled Care
Golden Hill                          CA              Skilled Care
Lancaster                            CA              Skilled Care
Pacific Gardens                      CA              Skilled Care
Palm Springs, Health Care            CA              Skilled care
Tarzana                              CA              Skilled Care
Thousand Oaks                        CA              Skilled Care
Van Nuys                             CA              Skilled Care
Ceders Health Care                   CO              Skilled & Intermediate Care
Cherrelyn Manor                      CO              Skilled a Intermediate Care
Friendship Manor                     IC              Skilled & Intermediate Care
Greentree Health Care                WI              Skilled Care
Park Manor                           WI              Skilled Care
Pine Manor                           WI              Skilled Care
Sunny Hill Health Care               WI              Skilled Care
The Virginia                         WI              Skilled care
Woodland                             WI              Skilled Care

                                   EXHIBIT A-2
                          Collective Leased Properties

                                  EXHIBIT A-2-1

Lots 14, 15, 16, 17, 18, 19, and 20, Block 1, in Casper, Donoghue and Hoff's Subdivision of a part of the Northwest 1/4 of Section 15. Town 7 North, Range 22 East City of Milwaukee, County of Milwaukee, State of Wisconsin.

Tax Key No.  316-0013-100-4

Address:  1824 East Park Place

                                  EXHIBIT A-2-2

Lot Five (5), Block Five (5), First Addition to Crawford Heights, in the City of Madison, Dane County, Wisconsin.

                   TAX ROLL PARCEL NUMBER - 60-0709-324-0318-5

                                  EXHIBIT A-2-3

THE SOUTH HALF OF THE EAST HALF OF SOUTHEAST QUARTER OF NORTHEAST QUARTER OF SOUTHEAST QUARTER OF SECTION 14, TOWNSHIP 4 SOUTH, RANGE 4 EAST, SAN BERNARDINO MERIDIAN, IN THE CITY OF PALM SPRINGS, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, ALSO KNOWN AS THE SOUTH HALF OF BLOCK 241, AS SHOWN ON WEHR' MAP OF AGUA CALIENTE RESERVATION SUBDIVISION OF SECTION 14, DATED NOVEMBER, 1948, ON FILE WITH THE BUREAU OF INDIAN AFFAIRS.

SUPPLEMENTAL PLATS OF SAID LAND BASED UPON THE ABOVE SURVEY WERE ACCEPTED FOR THE DIRECTOR, BUREAU OF LAND MANAGEMENT, ON APRIL 21, 1955, JULY 5, 1955, JUNE 27, 1956, AND MAY 27, 1958, AND WERE FILED IN THE DISTRICT LAND OFFICE ON MAY 6, 1966, SEPTEMBER 16, 1955, OCTOBER 22, 1956 AND JULY 21, 1958, RESPECTIVELY.

                                   DESCRIPTION

That portion of the Northwest quarter of Section 33, Township 2 North, Range 19 West, Rancho El Conejo, in the City of Thousand Oaks, County of Ventura, State of California, according to the map thereof recorded in Book 1, Page 746, Deeds, described as follows:

Beginning at a point on the Easterly line of said Northwest quarter of Section 33, distant along said Easterly line South 336.20 feet from the Northeasterly corner of said Northwest quarter of Section 33; thence continuing along said Easterly line,

1st:     South 305.40 feet; thence,

2nd: South 72(degree) 06' 52" West 252.19 feet to the intersection with a line which is parallel with and distant Westerly 240 feet, measured at right angles, from said Easterly line: thence along said parallel line.

3rd: North 382.86 feet to the intersection with a line which bears West, measured at right angles to said Easterly line, from said point of beginning: thence along said right angle line,

4th: East 240 feet to the point of beginning.

EXCEPT 50% of all oil, gas, petroleum and other hydrocarbon substances and minerals lying and being 500 feet or more below the surface of said land, with no right to enter upon the surface or subsurface or said land above the depth of 500 feet for the development of said substances as reserved by John Lawrence Pederson and Vida L. Pederson, in deed recorded November 20, 1959 as Document No. 42723 in Book 1799, Page 264, Official Records.

                                  EXHIBIT A-2-5

3. The land referred to in this report is situated in the State of California,

         County of LOS ANGELES              and is described as follows:

PARCELS A AND B OF PARCEL MAP L.A. NO. 1624, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 19, PAGE 63 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM THAT PORTION CONTAINED THAT CERTAIN IRREVOCABLE
OFFER TO DEDICATE, RECORDED JUNE 2, 1969, AS INSTRUMENT NO. 3392.

That portion of Lot 169 in Block 2 of Irvine's Subdivision, in the City of Newport Beach, County of Orange, State of California, as per Map recorded in Book 1, Page 88 of Miscellaneous Maps, in the office of the County Recorder of said County, described as follows:

Beginning at the Northeast corner of Tract No. 5854, as per map recorded in Book 213, Page 38 and 39 of Miscellaneous Maps in the Office of the County Recorder of said County; thence South 50(degree) 00' 00" East, 406.61 feet to the Southeast corner of last said Tract, being on the Northwesterly line of Newport Boulevard, as described int he Deed recorded in Book 2538, Page 66, Official Records; thence North 25(degree) 02' 39" East, 168.72 feet along said Northwesterly line to the Southwesterly line of the land described in the Deed to Lesser Industrial Properties, Ltd., recorded September 30, 1958 in Book 4430, Page 409, Official Records; thence North 49(degree) 59' 15" West, 363.07 feet to the centerline of Flagship Road, as described in the Deed to the City of Newport Beach, recorded June 27, 1962 in Book 6159, Page 464, Official Records; thence South 40(degree) 00' 00" West 163.08 feet to the point of beginning.

Said land is shown on a Map filed in Book 79, Page 7 of Record of Surveys, in the office of the County Recorder of said County.

                                  EXHIBIT A-2-7

3. The land referred to in this report is situated in the State of California, county of San Diego and is described as follows:

Lot No. 1 of GOLDEN VIEW, UNIT NO.1, in the City of San Diego, County of San Diego, State of California, according to Map thereof No. 6188, filed in the Office to the County Recorder of San Diego County on September 6, 1968.

PARCEL 1:

THE NORTH 430 FEET OF THE EAST HALF OF THE WEST HALF OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 21, TOWNSHIP 7 NORTH, RANGE 12 WEST, SAN BERNARDINO MERIDIAN, IN THE CITY OF LANCASTER, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND.

EXCEPT THEREFROM THE EAST 150 FEET THEREOF, ALSO EXCEPT THE EAST 7.40 FEET OF THAT PORTION OF THE REMAINDER OF SAID LAND LYING SOUTHERLY OF THE SOUTH LINE OF THE NORTH 370 FEET OF THE EAST HALF OF WEST HALF OF NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SAID SECTION 21.

PARCEL 2:

AN EASEMENT FOR ROAD PURPOSES OVER THE EAST 30 FEET OF THE WEST HALF OF THE WEST HALF OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 21, TOWNSHIP 7 NORTH, RANGE 12 WEST, SAN BERNARDINO MERIDIAN, IN THE CITY OF LANCASTER, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF THE SURVEY OF SAID LAND ON FILE IN THE BUREAU OF LAND MANAGEMENT APPROVED BY THE SURVEYOR GENERAL ON JUNE 19, 1856.

PARCEL 3:

THE SOUTH 119 FEET OF THE NORTH 549 FEET OF THE EAST HALF OF THE WEST HALF OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 21, TOWNSHIP 7 NORTH, RANGE 12 WEST, SAN BERNARDINO MERIDIAN, IN THE CITY OF LANCASTER, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND.

EXCEPT THEREFROM THE EAST 150.00 FEET OF SAID LAND.

ALSO EXCEPT THEREFROM THE EAST 7.40 FEET OF THAT PORTION OF THE REMAINDER OF SAID LAND LYING SOUTHERLY OF THE SOUTH LINE OF THE NORTH 370 FEET OF THE EAST HALF CP THE WEST HALF OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF
SECTION 2: TOWNSHIP 7 NORTH, RANGE 12 WEST, SAN BERNARDINO MERIDIAN.

                                  EXHIBIT A-2-9

         The land referred to is situated int he State of California, County of Fresno and is described as follows:

PARCEL 1:

City of Fresno:

Parcel A of Parcel Map No. 86-47, according to the map thereof recorded July 13, 1987, in Book 46, Page 65, of Parcel Maps, Fresno County Records.

PARCEL 2:

Parcel B of Parcel Map 76-60, according to the map thereof recorded in Book 23, page 44, of Parcel Maps.

                                 EXHIBIT A-2-10

THOSE PORTIONS OF LOTS 71, 72, 95 THROUGH 98 INCLUSIVE, OF TRACT NO. 5692, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 60 PAGES 72 AND 73 IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED IN THE DEED TO THE STATE OF CALIFORNIA, RECORDED IN BOOK 49997 PAGE 151, IN BOOK 48700 PAGE 58, IN BOOK 50480 PAGE 138, IN BOOK 49139 PAGE 87, IN BOOK 49688 PAGE 162, IN BOOK 444459 PAGE 449, IN BOOK 44815 PAGE 286, IN BOOK 44306 PAGE 398 AND IN BOOK 44216 PAGE 139, ALL OF OFFICIAL RECORDS IN SAID OFFICE, DESCRIBED AS A WHOLE AS FOLLOWS:

BEGINNING AT THE NORTHEASTERLY CORNER OF THAT CERTAIN PARCEL OF LAND, DESCRIBED IN SAID DEED RECORDED IN BOOK 50480 PAGE 138 OF SAID OFFICIAL RECORDS; THENCE ALONG THE NORTHERLY LINE AND ITS WESTERLY PROLONGATION OF SAID CERTAIN PARCEL OF LAND, NORTH 89 DEGREES 38 MINUTES 10 SECONDS WEST 195.03 FEET TO THE WESTERLY LINE OF SAID LOT 98, THENCE ALONG SAID WESTERLY LINE SOUTH 00 DEGREES 01 MINUTES 50 SECONDS WEST 233.52 FEET; THENCE SOUTH 78 DEGREES 44 MINUTES 46 SECONDS EAST
267.08 FEET, THENCE SOUTH 69 DEGREES 24 MINUTES 26 SECONDS EAST 80.55 FEET; THENCE SOUTH 66 DEGREES 06 MINUTES 06 SECONDS EAST 35.07 FEET, THENCE NORTH 00 DEGREES 01 MINUTES 50 SECONDS EAST 48.09 FEET TO THE MOST EASTERLY CORNER OF THAT CERTAIN PARCEL OF LAND DESCRIBED IN SAID DEED RECORDED IN BOOK 49997 PAGE 151 OF SAID OFFICIAL RECORDS; THENCE NORTHERLY ALONG THE EASTERLY LINE OF SAID LAST MENTIONS CERTAIN PARCEL OF LAND AND NORTHWESTERLY ALONG THE NORTHERLY LINE OF THAT CERTAIN PARCEL OF LAND DESCRIBED IN SAID DEED RECORDED IN BOOK 48700 PAGE 58 OF SAID OFFICIAL RECORDS, TO THE POINT OF BEGINNING.

EXCEPT FROM THAT PORTION OF LOT 71 LYING WITHIN THE EAST 50 FEET THEREOF, ALL MINERALS, OIL PETROLEUM, KINDRED SUBSTANCES AND NATURAL GAS UNDER AND IN SAID LAND, AS RESERVED BY LLOYD A. STEPHENS AND KATHRYN E. STEPHENS, HUSBAND AND WIFE, IN DEED RECORDED AUGUST 17, 1948 AS INSTRUMENT NO. 452.

ALSO EXCEPT FROM THAT PORTION OF LOT 71 LYING WITHIN THE EAST 50 FEET THEREOF, INTEREST IN AND TO THE OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS, BY WHATSOEVER NAME KNOWN, THAT MAY BE WITHIN OR UNDER SAID LAND WITHOUT, HOWEVER, THE RIGHT EVER TO DRILL, DIG OR MINE THROUGH THE SURFACE OF SAID LAND THEREFOR, OR OTHERWISE DEVELOP SAME IN SUCH MANNER AS TO ENDANGER THE SAFETY OF ANY HIGHWAY THAT MAY BE CONSTRUCTED ON THE LAND HEREIN DESCRIBED, AS RESERVED BY FAYETT H. CARLIN AND KATHLEEN R. CARLIN, HUSBAND AND WIFE, IN DEED RECORDED JUNE 15, 1954 AS INSTRUMENT NO. 2309.

ALSO EXCEPT FROM THAT PORTION WITHIN LOT 95 ALL MINERALS, COAL, OILS, PETROLEUM AND KINDRED SUBSTANCES AND NATURAL GAS, UNDER AND IN SAID LAND, AS RESERVED BY JAMES W. TRUDELL AND MAYBELLE E. TRUDELL, HIS WIFE, IN DEED RECORDED MAY 26, 195? AS INSTRUMENT NO. 319.

ALSO EXCEPT FROM LOT 95 ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND REMOVE THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF LAND HEREINABOVE DESCRIBED, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR THEREOF AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE

WELLS OR MINES, WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 100 FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED OTHERWISE IN SUCH MANNER AS TO ENDANGER THE SAFETY OF ANY HIGHWAY THAT MAY BE CONSTRUCTED ON SAID LANDS, AS RESERVED BY JAMES W. TRUDELL AND MAYBELLE E. TRUDELL, HIS WIFE, IN DEED RECORDED JANUARY 10, 1956 AS INSTRUMENT NO. 1934.

ALSO EXCEPT FROM THE SOUTH ONE-HALF OF LOTS 97 AND 98 ONE-HALF OF ALL MINERALS, OIL, COAL, NATURAL GAS AND KINDRED SUBSTANCES IN OR UNDER SAID LAND, AS RESERVED BY ELLEN A. MCFARLAND, IN DEED RECORDED MARCH 5, 1946 IN BOOK 22810 PAGE 446 OF OFFICIAL RECORDS IN SAID OFFICE.

ALSO EXCEPT FROM A PORTION OF THE SOUTH ONE-HALF OF LOTS 97 AND 98, THE PRESENT INTEREST IN AND TO THE OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHTS TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LAND, INCLUDING THE RIGHT TO
WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF AND TO REDRILL, RETUNNEL, EQUIP., MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT HOWEVER, THE RIGHT TO DRILL, MINE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 100 FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED, OR OTHERWISE IN SUCH MANNER AS TO ENDANGER THE SAFETY OF ANY HIGHWAY THAT MAY BE CONSTRUCTED ON SAID LANDS, AS RESERVED BY ANGELO PERRINO AND CATHERINE PERRINO, HUSBAND AND WIFE, INDEED RECORDED OCTOBER 4, 1955 AS INSTRUMENT NO. 3568.

ALSO EXCEPT FROM A PORTION OF THE SOUTH ONE-HALF OF LOTS 97 AND 98, THE PRESENT INTEREST OF THE GRANTOR IN AND TO THE OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND
REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH, OR ACROSS THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT HOWEVER, THE RIGHT TO DRILL, MINE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 100 FEET OF THE SUBSURFACE OR THE LAND HEREINABOVE DESCRIBED, OR OTHERWISE IN SUCH MANNER AS TO ENDANGER THE SAFETY OF ANY HIGHWAY THAT MAY BE CONSTRUCTED ON SAID LANDS, AS RESERVED BY ROBERT W. SPRINGEL AND MABLE SPRINGEL, HUSBAND AND WIFE, JOHN O. YOUNG AND DOROTHY V. YOUNG, HUSBAND AND WIFE, RAYMOND M. LONGFELLOW AND DOROTHY
L. LONGFELLOW, HUSBAND AND WIFE, DEED RECORDED DECEMBER 2, 1955 AS INSTRUMENT NO. 1720.

                                 EXHIBIT A-2-11

Lots 12, 13,  14,  15,  16, 17, 18, 19, 20 and 21.  Block 2, and the West 1/2 of
vacated Waukesha Avenue adjoining on the East; and the South 30 feet of Lot 6, all of Lots 7, 8, 9, 10, 11 and 12. Block 3 and the East 1/2 of vacated Waukesha Avenue adjoining Lots 7, 8, 9, 10, 11, and 12. Block 3 on the West and all of vacated Peck Street adjoining Lots 13 and 21, Block 2 on the South, all in Elevated Home Addition to Waukesha, a Subdivision of part of the South 1/2 of
Section 35, Town 7 North, Range 19 East, City of Waukesha County of Waukesha, State of Wisconsin.

Tax Key Nos.      1004.080 and 1004.083

ADDRESS:          1471 Waukesha Avenue

                                 EXHIBIT A-2-12

A parcel of land located in part of the  Southeast  1/4 of the  Southeast 1/4 of
Section 14; Township 25 North, Range 14 East, City of Clintonville, Waupaca County, Wisconsin, more fully described as follows: Commencing at the Southeast corner of the Southeast 1/4 of said Section 14; thence due West along the South line of said Southeast 1/4 60.00 feet; thence North 00 degrees 07 minutes 40 seconds West parallel with the East line of said Southeast 1/4, 33.2 feet to its intersection with the North right-of-way line of Harriet Street as presently laid out and the point of beginning; thence North 89 degrees; 44 minutes 22 seconds West along the North right-of-way line of Green Tree Road as presently laid out, 600.01 feet to its intersection with the West line of lands as described in Volume 568 of Records, page 692 Waupaca County Records; thence North 00 degrees 07 minutes 40 seconds West along the West line of said described lands and parallel with the East line of said Southeast 1/4 354.00 feet to the Northwest corner of said described lands; thence due East along the North line of said described lands and parallel with the South line of said Southeast 600.00 feet to its intersection with the West right-of-way line of Harriet Street (said line being 60.00 feet West of as measured as right angles from the East line of said Southeast 1/4); thence South 00 degrees 07 minutes 40 seconds East along said West right-of-way line and parallel with the East line of said Southeast 1/4 356.73 feet to the point of beginning.

(Tax Key No. 30-14-44-2)

                                 EXHIBIT A-2-13

Parcel 1:
That part of the Southwest 1/4 of Section 28, Town 7 North, Range 20 East, in town of Brookfield, County of Waukesha, State of Wisconsin, which is bounded and described as follows: Commencing at a point in the West line of said 1/4 Section, which is 394.15 feet of the Northwest corner of said 1/4 Section; running thence South along the West of said 1/4 Section, 808.05 feet to a point in the center line of West Bluemound thence North 84(degree) 00' 00" East along said centerline, 333.37 feet to a point; thence North and parallel to the West line of said 1/4 Section 768.58 feet; thence North 12' 00" and parallel to the North line of said 1/4 Section, 331.58 feet to the place of beginning.

TOGETHER WITH the sanitary sewer easement reserved unto the grantor in Warranty Deed recorded as No. 774101. ALSO TOGETHER WITH the easements set forth in Easement Agreement dated April 5, 197? and recorded April 28, 1978 on Reel 296, Image 399 as Document No. 1044758. EXCEPTING THEREFROM that part thereof conveyed by W.J. Theurmann, widower, to Waukesha County dated October 24, 1946 and recorded December 7, 1946 in Volume 426 Deeds on Page 540 as Document No. 296109.

ALSO EXCEPTING THEREFROM the West 45.00 feet dedicated to the City of Brookfield by Quit Claim Deed recorded on April 18, 1963 in Volume 945 of Deeds on Page 147 as Document No. 585198.

Parcel 2:
Parcel 3 of Certified Survey Map recorded November 30, 1970 in Volume 8 of Certificates Survey maps on Pages 331, 332 and 333 as Document No. 774250, being a part of the N.W. 1/4 of the S.W. 1/4 of Section 28, T7N, R20E, city of Brookfield, County of Waukesha State of Wisconsin.

Tax Key No.       1119.998

ADDRESS:          18740 W. Bluemound Road

                                 EXHIBIT A-2-14

LOTS 1 THROUGH 14, LOTS 35 THROUGH 48, BLOCK 7, AND LOTS 24 AND 25, BLOCK 26, EDGEWATER, TOGETHER WITH THAT PART OF VACATED CARSON STREET LYING BETWEEN BLOCKS 7 AND 26, EDGEWATER ACCORDING TO THE PLAT RECORDED MAY 13, 1989 IN PLAT BOOK 1 AT PAGE 37, COUNTY OF JEFFERSON, STATE OF COLORADO.

                                 EXHIBIT A-2-15

THE NORTH 65 FEET OF THE WEST HALF OF TRACT 47, EXCEPT THE EAST 2? FEET THEREOF. ALSO THE WEST HALF OF TRACT 48, EXCEPT THE EAST 25 FEET THEREOF, INTERURBAN ADDITION, TOGETHER WITH THE EAST 25 FEET OF VACATED SOUTH FOX STREET. AND ALSO THOSE PORTIONS OF THE WEST 25 FEET OF VACATED SOUTH FOX STREET AS DESCRIBED IN BOOK 2308 AT PAGES 638 AND 639, COUNTY OF ARAPAHCE, STATE OF COLORADO.

                                 EXHIBIT A-2-16

The portion of the fractional Northwest 1/4 of the Northeast 1/4 and the fractional Northeast 1/4 of the Northwest 1/4 of Section 4, Township 25, North, Range 15 East, in the Village of Embarrass, Waupaca County, Wisconsin, bounded and described as follows: Commencing at the intersection of the North Line of the said Section 4, with the East line of County Trunk Highway "Y"; thence South 33 degrees 49 minutes West, 383.75 feet thence South 32 degrees 35 minutes West,
521.57 feet; thence South 76 degrees 00 minutes 36 seconds East, 212.80 feet; thence South 06 degrees 35 minutes 41 seconds West, 101.46 feet; thence South 45 degrees 18 minutes 40 seconds East, 88.06 feet; thence South 47 degrees 55 minutes 50 seconds West, 134.98 feet; thence South 73 degrees 19 minutes 37 seconds East, 27 feet more or less to the thread of Matteson Creek and the place of beginning; thence North 73 degrees 19 minutes 37 seconds West. Retracing the last described line 27 feet more or less; thence North 47 degrees 55 minutes 50 seconds East, 134.98 feet; thence North 45 degrees 18 minutes 40 seconds West,
88.06 feet; thence North 06 degrees 35 minutes 41 seconds East, 101.46 feet; thence North 76 degrees 00 minutes 36 seconds West, 212.80 feet; thence North 32 degrees 35 minutes 00 seconds East, 242.20 feet; thence South 81 degrees 15 minutes East. 190.00 feet; thence North 88 degrees 15 minutes East, 31.73 feet; thence North 32 degrees 35 minutes East, 182.55 feet; thence North 33 degrees 49 minutes East, 113.48 feet; thence North 89 degrees 04 minutes 00 seconds East, 851 feet more or less to the thread of a drainage ditch leading to Matteson Creek; thence Southeasterly along the said drainage ditch thread to its intersection with the thread of Matteson Creek; thence Westerly along the thread of Matteson Creek to the Place of beginning; EXCEPT that parcel of land described in Warranty Deed recorded in Volume 478 of Records on page 291 as Document No. 356324, Waupaca County Registry.

(Tax Key No. 24-0 4-21-11)

                                 EXHIBIT A-2-17

                                LEGAL DESCRIPTION

Lots 8 and 9 in Melvin Harre's Second Subdivision to the City of Nashville, Illinois, being a part of the West One-Half of the West One-Half of the Southeast Quarter of the Northeast Quarter of Section 23, Township 2 South, Range 3 West of the Third Principal Meridian, and a tract of land in the Northeast Quarter of Section 23 bounded by a line commencing at the Southwest corner of Lot 9 in Harre's Section Subdivision to the City of Nashville, Illinois, running thence West 175 feet, thence North 179 feet, thence East 175 feet to the Northwest corner of Lot 8 in said Subdivision, thence South 179 feet to the corner of Lot 8 in said Subdivision, thence south 179 feet to the place of beginning.

A part of the Northeast Quarter of Section 23, Township 2 south, Range 3 West of the Third Principal Meridian bounded by a line commencing as an iron pin set for the southwest corner of Lot 10 in Melvin Harre's Second Subdivision to the City of Nashville, Illinois, as shown by Plat thereof, recorded in Plat Book B, page 83, in the Recorder's Office of Washington County, Illinois, running thence West 30 feet, thence North 533 feet, thence East 30 feet to the Northwest corner of said Lot 10, thence South along the West line of said Lot 10, 533 feet to the place of beginning.

Lots 5 and 10 in Melvin Harre's Second Subdivision to the City of Nashville, Illinois, as shown by Plat thereof dated September 13, 1963, and recorded in Plat Book B, page 83, in the Recorder's Office of Washington County, Illinois.

Outlot A and Lots 1 and 2 of Brink and Jones First Addition to the City of Nashville, Illinois, being a part of the Northeast Quarter of Section 23, Township 2 South, Range 3 West of the Third Principal Meridian.

ALL SITUATED IN WASHINGTON COUNTY, ILLINOIS

                                    EXHIBIT B
                                  Form of Lease

                                      LEASE

         THIS LEASE is made as of December 28, 1990 between HEALTH AND REHABILITATION PROPERTIES TRUST (known in Wisconsin as "Health and Rehabilitation Properties REIT"), a Maryland real estate investment Trust ("Landlord"), having its principal office at 400 Centre Street, Newton, Massachusetts and AMS PROPERTIES, INC. a Delaware corporation, ("Tenant") having its principal office 200 East del Mar, Suite 126, Pasadena, California 91105, with reference to the following facts:

         A. Landlord, Tenant, American Medical Services, Inc. ("AMS"), which owns beneficially and of record all of the capital stock of Tenant, and AMS Holding Co. ("AMSHC"), which owns benenfically and of record all of the capital stock of AMS, and HostMasters, Inc., which owns beneficially and of record all of the capital stock of AMSHC have entered into an Acquisition Agreement, Agreement to Lease and Mortgage Loan Agreement dated as of even date herewith, pursuant to which, among other things, Landlord agreed to acquire from AMS and simultaneously to lease to Tenant certain parcels of real property and improvements (the "Collective Lease Properties") each for use and operation as a licensed nursing home.

         B. The transaction contemplated in the foregoing recital provides that each Collective Leased Property will be leased pursuant to a Lease which shall incorporate a Master Lease Document dated as of December 28, 1990 between Landlord and Tenant (as the same may be amended, modified or supplemented from time to time, the "Master Lease").

         C. The Leased Property identified in Paragraph 3 below (the "Leased Property") is one of the Collective Leased Properties.

         In consideration of the foregoing, the parties agree:

         1. Purchase Price. The Purchase Price paid by Landlord to Tenant for the Leased Property was the sum of _______ Dollars ($_____).

         2.   Incorporation   of  Master  Lease.  The  Master  Lease  is  hereby
incorporated herein in its entirety as though each and every part thereof were set forth in full herein.

         3. Description of Leased Property. The Leased Property is that property located at the following street address:

                  [Name of Facility]
                  __________________
                  __________________

         The Land referred to in the Master Lease is more particularly described in Schedule A hereto.

         4. Fixed Term. The Fixed Term of this Lease is ten (10) years, commencing on December 28, 1990 (the "Commencement Date"), and ending on December 28, 2000.

         5. Extended Terms. Subject to the provisions of Section 2.4 of the Master Lease, Tenant is hereby granted the right to renew the Lease for three
(3) 10-year consecutive optional renewal terms for a maximum term if all such options are exercised of thirty (30) years after the expiration of the Fixed Term.

         6. Rental. The initial Minimum Rent payable during the Fixed Term pursuant to Section 3.1.1.(a) of the Master Lease is the annual sum of _________ Dollars ($____) payable in equal monthly installment of ________ Dollars
($_______). The minimum Rent for the Extended Terms shall be at the rental provided for in Section 3.1.1(e) of the Master Lease. During the Term, Minimum Rent shall be subject to adjustment as provided in Sections 3.1.1(b) through 3.1.1(d) and 3.1.1(f) of the Master Lease. Landlord will credit against installments of Minimum Rent the amounts determined in accordance with Section 3.1.1(g) of the Master Lease. Tenant shall also pay Additional Rent pursuant to
Section 3.1.2 of the Master Lease.

         7. NONLIABILITY OF TRUSTEES. THE DECLARATION OF TRUST ESTABLISHING LANDLORD, DATED OCTOBER 9, 1986, A COPY OF WHICH TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HEALTH AND REHABILITATION PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF LANDLORD SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, LANDLORD. ALL PERSONS DEALING WITH LANDLORD IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF LANDLORD FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

         IN WITNESS WHEREOF, the parties have executed this Lease by their duly authorized officers as of the date first above written.

         LANDLORD:

                                    HEALTH AND REHABILITATION
                                    PROPERTIES TRUST, a Maryland
                                    real estate investment trust


                                    By:
                                    Name:
                                    Title:

         TENANT:                    AMS PROPERTIES, INC.
                                    a Delaware corporation


                                    By:
                                    Name:
                                    Title: